[MERRILL LYNCH LOGO]

[COUNTRYWIDE SECURITIES CORPORATION LOGO]

[IXIS REAL ESTATE CAPITAL INC. LOGO]

[PNCBANK LOGO]

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                          $1,900,725,000 (APPROXIMATE)

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
 CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-SB, CLASS A-4, CLASS A-1A, CLASS AM,
                           CLASS AJ, CLASS B, CLASS C,
                              CLASS D AND CLASS XP
-------------------------------------------------------------------------------

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1
                                     Issuer

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                          IXIS REAL ESTATE CAPITAL INC.
                         PNC BANK, NATIONAL ASSOCIATION
                              Mortgage Loan Sellers

                           MIDLAND LOAN SERVICES, INC.
                                Master Servicer

                               LNR PARTNERS, INC.
                                Special Servicer

                        LASALLE BANK NATIONAL ASSOCIATION
                                     Trustee

                               ABN AMRO BANK N.V.
                                  Fiscal Agent

                                 AUGUST 1, 2005

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION

                          IXIS SECURITIES NORTH AMERICA

PNC CAPITAL MARKETS, INC.                                    WACHOVIA SECURITIES

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES



                                           INITIAL
                                         CERTIFICATE         APPROX.
              EXPECTED RATINGS        PRINCIPAL BALANCE   TOTAL INITIAL
        ----------------------------     OR NOTIONAL          CREDIT
 CLASS     DBRS     FITCH   MOODY'S       AMOUNT (1)         SUPPORT
------- ---------- ------- --------- ------------------- ---------------

    A1       AAA       AAA       Aaa     $ 76,000,000        30.000%
    A2       AAA       AAA       Aaa      523,400,000        30.000%
    A3       AAA       AAA       Aaa      208,000,000        30.000%
   ASB       AAA       AAA       Aaa      101,000,000        30.000%
    A4       AAA       AAA       Aaa      430,722,000        30.000%
   A1A       AAA       AAA       Aaa      113,000,000        30.000%
    AM       AAA       AAA       Aaa      207,447,000        20.000%
    AJ       AAA       AAA       Aaa      140,026,000        13.250%
    B         AA        AA       Aa2       44,082,000        11.125%
    C   AA (Low)       AA-       Aa3       18,151,000        10.250%
    D          A         A        A2       38,897,000         8.375%
    XP       AAA       AAA       Aaa                 (4)

            APPROX.
          PERCENTAGE
          OF INITIAL        WEIGHTED        PRINCIPAL    ASSUMED FINAL
           MORTGAGE         AVERAGE          WINDOW      DISTRIBUTION
 CLASS   POOL BALANCE   LIFE (YEARS)(2)   (MO./YR.)(2)      DATE(2)     RATE TYPE
------- -------------- ----------------- -------------- -------------- ----------

    A1      3.664%           2.876         09/05-05/10      5/2010         (3)
    A2     25.231%           4.895         05/10-08/10      8/2010         (3)
    A3     10.027%           6.915         07/12-08/12      8/2012         (3)
   ASB      4.869%           7.319         08/10-03/15      3/2015         (3)
    A4     20.763%           9.808         03/15-07/15      7/2015         (3)
   A1A      5.447%           8.908         09/05-07/15      7/2015         (3)
    AM     10.000%           9.883         07/15-07/15      7/2015         (3)
    AJ      6.750%           9.900         07/15-08/15      8/2015         (3)
    B       2.125%           9.967         08/15-08/15      8/2015         (3)
    C       0.875%           9.967         08/15-08/15      8/2015         (3)
    D       1.875%           9.967         08/15-08/15      8/2015         (3)
    XP                       N/A               NA             N/A       Variable


NON-OFFERED CERTIFICATES



                                               INITIAL
                                             CERTIFICATE            APPROX.
              EXPECTED RATINGS            PRINCIPAL BALANCE      TOTAL INITIAL
        -----------------------------        OR NOTIONAL             CREDIT
 CLASS     DBRS     FITCH    MOODY'S          AMOUNT(1)             SUPPORT
------- --------- --------- --------- ------------------------- ---------------

    E        (5)       (5)       (5)      $     25,930,000           7.125%
    F        (5)       (5)       (5)            33,710,000           5.500%
    G        (5)       (5)       (5)            20,745,000           4.500%
    H        (5)       (5)       (5)            25,931,000           3.250%
    J        (5)       (5)       (5)            10,372,000           2.750%
    K        (5)       (5)       (5)             5,186,000           2.500%
    L        (5)       (5)       (5)             7,779,000           2.125%
    M        (5)       (5)       (5)             7,780,000           1.750%
    N        (5)       (5)       (5)             5,186,000           1.500%
    P        (5)       (5)       (5)             5,186,000           1.250%
    Q        (5)       (5)       (5)            25,931,259
    XC       (5)       (5)       (5)      $  2,074,461,259 (4)

            APPROX.
          PERCENTAGE
          OF INITIAL        WEIGHTED        PRINCIPAL    ASSUMED FINAL
           MORTGAGE         AVERAGE          WINDOW      DISTRIBUTION
 CLASS   POOL BALANCE   LIFE (YEARS)(2)   (MO./YR.)(2)      DATE(2)     RATE TYPE
------- -------------- ----------------- -------------- -------------- ----------

    E       1.250%            (5)              (5)            (5)         (3)
    F       1.625%            (5)              (5)            (5)         (3)
    G       1.000%            (5)              (5)            (5)         (3)
    H       1.250%            (5)              (5)            (5)         (3)
    J       0.500%            (5)              (5)            (5)         (3)
    K       0.250%            (5)              (5)            (5)         (3)
    L       0.375%            (5)              (5)            (5)         (3)
    M       0.375%            (5)              (5)            (5)         (3)
    N       0.250%            (5)              (5)            (5)         (3)
    P       0.250%            (5)              (5)            (5)         (3)
    Q       1.250%            (5)              (5)            (5)         (3)
    XC                        (5)              (5)            (5)     Variable


(1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%.
(2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
      (except in the case of loans with anticipated repayment dates (ARD loans)
      which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions described in the prospectus supplement.
(3)   The pass-through rates on the class A-1, A-2, A-3, A-4, A-1A, AM, AJ, B,
      C, D, E, F, G, H, J, K, L, M, N, P and Q certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary , to accrue on the basis of a 360-day year consisting of twelve 30-day months) and (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage.
(4)   The class XC and class XP certificates will not have certificate principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC and class XP certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class XC and class XP certificates for each distribution date will equal the rate specified in the prospectus supplement.
(5)   Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the characteristics of these certificates is provided only to enhance your understanding of the offered certificates.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------
TRANSACTION TERMS
--------------------------------------------------------------------------------
NOTE:  CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
       MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT.



ISSUE TYPE       Sequential pay REMIC. Class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B, C, D and XP certificates are offered publicly. All other certificates will be privately placed with qualified institutional buyers or with institutional accredited investors.

CUT-OFF DATE     References in this term sheet to the "cut-off date" mean, with respect to each mortgage loan, except as provided below, the related due date of that mortgage loan in August 2005 or, with respect to those mortgage loans, if any, that were originated in July or August 2005 and have their respective first payment dates in September 2005, August 1, 2005 or, with respect to those mortgage loans, if any, that were originated in August 2005 and have their respective first payment dates in October 2005, their respective dates of origination. Any payments or collections that represent amounts due on or before that date will not belong to the trust fund.

MORTGAGE POOL    The mortgage pool consists of 139 mortgage loans with an aggregate initial mortgage pool balance of 2,074,461,260, subject to a variance of plus or minus 5.0%. The mortgage loans are secured by
                 256 mortgaged real properties located throughout 39 states.

LOAN GROUPS      For purposes of making distributions to the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 120 mortgage loans, representing approximately 94.6% of the initial mortgage pool balance and that are secured by the various property types that make up the collateral for those mortgage loans, and loan group 2 will consist of 19 mortgage loans, representing approximately 5.4% of the initial mortgage pool balance and that are secured by multifamily and manufactured housing community properties (approximately 69.1% of all the mortgage loans secured by multifamily properties).

ISSUER           Merrill Lynch Mortgage Trust 2005-CIP1

DEPOSITOR        Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN    Merrill Lynch Mortgage Lending, Inc. (MLML)...............52.3% of the initial mortgage pool balance
SELLERS          Countrywide Commercial Real Estate Finance, Inc. (CRF)....19.4% of the initial mortgage pool balance
                 IXIS Real Estate Capital Inc. (IXIS)......................18.4% of the initial mortgage pool balance
                 PNC Bank, National Association (PNC)......................10.0% of the initial mortgage pool balance

UNDERWRITERS     Merrill Lynch, Pierce, Fenner & Smith Incorporated
                 Countrywide Securities Corporation
                 IXIS Securities North America Inc.
                 PNC Capital Markets, Inc.
                 Wachovia Capital Markets, LLC

TRUSTEE          LaSalle Bank National Association

FISCAL AGENT     ABN AMRO Bank N.V.

MASTER SERVICER  Midland Loan Services, Inc.

SPECIAL SERVICER LNR Partners, Inc.

RATING AGENCIES  Dominion Bond Rating Service, Inc.
                 Fitch, Inc.
                 Moody's Investors Service, Inc.


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------


DENOMINATIONS    $25,000 minimum for the offered certificates with principal balances and $100,000 minimum in the case of the class XP certificates.

CLOSING DATE     On or about August 24, 2005.

SETTLEMENT TERMS Book-entry through DTC for all offered certificates.

DETERMINATION    For any distribution date, the fourth business day prior to the distribution date, except that in
DATE             the case of certain mortgage loans, the master servicer may, as described in the prospectus supplement make its determination as to the collections received as of a later date during each month.

DISTRIBUTION     The 12th day of each month or, if the 12th day is not a business day, the next succeeding business
DATE             day, beginning in September 2005.

INTEREST         Each class of offered certificates will be entitled on each distribution date to interest accrued
DISTRIBUTIONS    during the prior calendar month at its pass-through rate for such distribution date on the outstanding certificate balance of such class immediately prior to such distribution date.
                 Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a
                 360-day year. Interest on the offered certificates will be distributed on each distribution date, to the extent of available funds, in sequential order of class designation, except that the class
                 A-1, A-2, A-3, A-SB, A-4, A-1A, XC and XP are pro rata and pari passu in entitlement to interest.
                 In general, payments of interest in respect of the class A-1, A-2, A-3, A-SB and A-4 certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class A-1A certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 2, and payments of interest in respect of the class XC and XP certificates will be made to the extent of available funds attributable to mortgage loans in both loan groups. However, if the application of available funds as described in the preceding sentence would result in an interest shortfall to any of those classes of certificates, then payments of interest will be made with respect to all of those classes on a pro rata (based on amount of interest accrued) and pari passu basis without regard to loan groups.

PRINCIPAL        Except as described below, principal will be distributed on each distribution date, to the extent
DISTRIBUTIONS    of available funds, to the most senior class of sequential pay certificates outstanding until its certificate balance is reduced to zero. Payments of principal will be generally made, to the extent of available funds, (i) to the class A-1, A-2, A-3, A-SB and A-4 certificates, in that order, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 1 and, after the principal balance of the class A-1A certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 2, in each case until the principal balance of the subject class of certificates is reduced to zero, and (ii) to the class A-1A certificates, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 2 and, after the principal balance of the class A-4 certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 1, until the principal balance of the class A-1A certificates is reduced to zero.



This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------



                    Notwithstanding the foregoing, on any distribution date as of which the principal balance of the class A-SB certificates is required to be paid down to its scheduled principal balance for that distribution date in accordance with a specified schedule that will be annexed to the prospectus supplement, distributions of principal will be made, to the extent of available funds, to reduce the principal balance of the class A-SB certificates to its scheduled principal balance for the subject distribution date, out of the funds received or advanced with respect to principal on mortgage loans in loan group 1 (prior to any distributions of principal from those loan group 1 funds to any other class of certificates on that distribution date)
                    and, after the principal balance of the class A-1A certificates has been reduced to zero, out of the funds received or advanced with respect to principal on mortgage loans in loan group 2
                    (prior to any distributions of principal to any other class of certificates on that distribution date).

                    If, due to losses, the certificate balances of the class AM through class Q certificates are reduced to zero, payments of principal to the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates (to the extent that any two or more of these classes are outstanding) will be made on a pro rata and pari passu basis without regard to loan groups.

                    Following retirement of the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates, amounts distributable as principal will be distributed (without regard to loan groups) on each distribution date, to the extent of available funds, to the class AM, AJ, B, C, D, E, F, G, H,
                    J, K, L, M, N, P and Q certificates, in that order, in each case until the related certificate balance of the subject class of certificates is reduced to zero.

LOSSES              Losses realized on the mortgage loans and certain default-related and other unanticipated expenses, if any, will be allocated to the class Q, P, N, M, L, K, J, H, G, F, E, D, C, B, AJ and AM certificates, in that order, and then, on a pro rata and pari passu basis to the class
                    A-1, A-2, A-3, A-SB, A-4 and A-1A certificates.

PREPAYMENT          Any prepayment premiums or yield maintenance charges collected will be distributed to
PREMIUMS AND        certificateholders on the distribution date following the collection period in which the
YIELD MAINTENANCE   prepayment premium was received. On each distribution date, the holders of each class of
CHARGES             offered certificates and of the class E, F, G and H certificates then entitled to principal distributions (to the extent such prepayment premium or yield maintenance charge is collected from mortgage loans in the loan group, if applicable, from which such class of certificates is receiving payments of principal) will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of such prepayment premiums or yield maintenance charges, net of workout fees and principal recovery fees payable from it, multiplied by (b) a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate of such class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of certificates on that distribution date, and the denominator of which is equal to the total principal distribution amount for that distribution date; provided that, if the A-4 and A-1A classes were both outstanding (prior to any distributions) on such distribution date, then the number in clause (c) will be a fraction, the numerator of which is equal to the amount of principal distributable on the subject class of certificates on such distribution date with respect to the loan group that includes the prepaid mortgage loan, and the denominator of which is equal to the portion of the total principal distribution amount for such distribution date that is attributable to the loan group that includes the prepaid mortgage loan.



This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------


                    The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed to the holders of the class XP and/or XC certificates as follows: (a) on each distribution date up to and including the distribution
                    date in      , (i) to the holders of the class XP certificates, an amount equal to   % of that
                    remaining portion of the prepayment premiums or yield maintenance charges, and (ii) to the
                    holders of the class XC certificates, an amount equal to   % of that remaining portion of the
                    prepayment premiums or yield maintenance charges; and (b) on each distribution date that occurs
                    subsequent to        , to the holders of the class XC certificates, an amount equal to 100% of that remaining portion of the prepayment premiums or yield maintenance charges.

                    All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain expenses of the trust fund and losses realized in respect of the mortgage loans previously allocated to any class of certificates.

ADVANCES            The master servicer and, if it fails to do so, the trustee (or the fiscal agent if the trustee fails to do so), will be obligated to make P&I advances and servicing advances, including advances of delinquent property taxes and insurance, but only to the extent that such advances are considered recoverable, and, in the case of P&I advances, subject to appraisal reductions that may occur.

                    Notwithstanding the foregoing, the master servicer will not be required to make servicing advances (but will remain obligated to make P&I advances) with respect to the mortgage loan referred to as the Westchester mortgage loan. The mortgage loan is part of a group of mortgage loans (referred to as a loan combination) that are secured by the same mortgaged real property.
                    One of those loans, which is pari passu in right of payment and in other respects with the
                    Westchester mortgage loan, has been included as an asset in the Merrill Lynch Mortgage Trust
                    Series 2005-MCP1 commercial mortgage securitization.

                    The servicing of the Westchester loan combination will be governed by the pooling and servicing agreement for the MLMT Series 2005-MCP1 securitization.

                    Servicing advances, the recoverability of those advances and the reimbursement of the advancing party with respect to the Westchester loan combination will be generally governed by the pooling and servicing agreement for the MLMT Series 2005-MCP1 securitization. See "Description of the Mortgage Pool--Westchester Loan Combination" in the prospectus supplement.

APPRAISAL           If any of certain adverse events or circumstances described in the prospectus supplement occur
REDUCTIONS          or exist with respect to any mortgage loan or the mortgaged real property for any mortgage loan, that mortgage loan will be considered a required appraisal loan. An appraisal reduction will generally be made in the amount, if any, by which the principal balance of the required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds
                    90% of the appraised value of the related mortgaged real property plus all escrows and reserves
                    (including letters of credit) held as additional collateral with respect to the mortgage loan.
                    As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates.

                    A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

                    Any determination as to whether the Westchester mortgage loan is a required appraisal loan will be made in accordance with the MLMT Series 2005-MCP1 pooling and servicing agreement. See
                    "Description of the Mortgage Pool--Westchester Loan Combination" in the prospectus supplement.


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------


OPTIONAL            The master servicer, the special servicer and certain certificateholders will have the option
TERMINATION         to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on which the stated principal balance of the mortgage loans is less than approximately 1.0% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans, plus accrued and unpaid interest and certain other additional trust fund expenses and the fair market value of any REO properties acquired by the trust following foreclosure.

                    In addition, if, following the date on which the total principal balances of the class A-1,
                    A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B, C and D certificates are reduced to zero, all of the remaining certificates, except the class Z, R-I and R-II certificates, are held by the same certificateholder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates for all the mortgage loans and REO properties remaining in the trust fund at the time of exchange.

CONTROLLING CLASS   The most subordinate class of sequential pay certificates that has a class certificate balance greater than 25% of its original certificate balance will be the controlling class of certificates; provided, however, that if no such class of sequential pay certificates satisfies such requirement, the controlling class of certificates will be the most subordinate class of sequential pay certificates with a class certificate balance greater than zero. The holder(s)
                    of certificates representing a majority interest in the controlling class will have the right, subject to the conditions described in the prospectus supplement, to replace the special servicer and select a representative that may direct and advise the special servicer on various servicing matters.

                    Notwithstanding the foregoing, the controlling class will not have the right to replace the special servicer under the MLMT Series 2005-MCP1 securitization or direct and advise the MLMT series 2005-MCP1 special servicer on servicing matters with respect to the Westchester mortgage loan, which is being serviced as part of a group of loans (referred to as a loan combination), that are secured by the same mortgaged property, under the MLMT Series 2005-MCP1 pooling and servicing agreement. The controlling class will, however, be able to discuss the servicing of the Westchester mortgage loan with the MLMT Series 2005-MCP1 master servicer and special servicer, as applicable.

                    However, in the case of the Westchester mortgage loan, the holder of the most junior
                    Westchester subordinate non-trust loan that has an unpaid principal balance, net of any existing related appraisal reduction amounts, equal to or greater than 25% of its original principal balance, will have the right to direct or advise the special servicer with respect to certain specified servicing actions with respect to the Westchester mortgage loan and the
                    Westchester non-trust loans.

                    Subsequent to the occurrence of (a) a payment delinquency with respect to the Westchester mortgage loan that continues for more than 60 days, (b) the acceleration of the Westchester mortgage loan, (c) a default at maturity of the Westchester mortgage loan, (d) a voluntary bankruptcy by the related borrower or (e) a non-monetary event of default that causes the loan to be specially serviced, the holders of the Westchester subordinate non-trust loans will have the right to purchase the Westchester mortgage loan from the trust at a purchase price described in the prospectus supplement.

                    In the event that certain events of default exist with respect to the Westchester mortgage loan after the expiration of any applicable grace periods, the holders of the Westchester subordinate non-trust loans will have the right, but not the obligation, to cure such default.


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------


LOAN COMBINATION    One (1) mortgage loan (which is the Westchester mortgage loan discussed above) is part of a loan combination that includes multiple other loans, one (1) of which (which is referred to as the Westchester pari passu non-trust loan) is pari passu in right of payment and in other respects to the Westchester mortgage loan, and the others of which are subordinate in right of payment and in other respects to the Westchester mortgage loan and the Westchester pari passu non-trust loan. The Westchester subordinate non-trust loans are grouped into three (3) tiers of relative seniority--a "B note" tier, a "C note" tier and a "D note" tier, each of which consists of one or more subordinate non-trust loans.

                    See "Description of the Mortgage Pool--Westchester Loan Combination", in the prospectus supplement for more information regarding this loan combination.

ERISA               The offered certificates are expected to be ERISA eligible.

SMMEA               The offered certificates will not be "mortgage related securities" for the purposes of the
                    Secondary Mortgage Market Enhancement Act of 1984.


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

CONTACTS

              MERRILL LYNCH & CO.    COUNTRYWIDE SECURITIES CORPORATION
                 John Mulligan                 Tom O' Hallaron
            (212) 449-3860 (Phone)         (818) 225-6353 (Phone)
            (212) 738-1491 (Fax)           (818) 225-4032 (Fax)

                   Max Baker                      Stew Ward
            (212) 449-3860 (Phone)         (818) 225-6353 (Phone)
            (212) 738-1491 (Fax)           (818) 225-4032 (Fax)

                   Rich Sigg                   Chris Tokarski
            (212) 449-3860 (Phone)         (818) 225-6331 (Phone)
            (212) 738-1491 (Fax)           (818) 225-4179 (Fax)

                David Rodgers
            (212) 449-3611 (Phone)
            (212) 449-3589 (Fax)

                 Malay Bansal
            (212) 449-1302 (Phone)
            (212) 449-3589 (Fax)



IXIS SECURITIES NORTH AMERICA INC.   PNC CAPITAL MARKETS, INC.   WACHOVIA CAPITAL MARKETS LLC
             Greg Murphy                 Scott Holmes                William Cohane
      (212) 891-6282 (Phone)         (704) 551-2847 (Phone)      (704) 374-6161 (Phone)
      (212) 891-3454 (Fax)           (704) 643-2088 (Fax)        (704) 715-0066 (Fax)

             Barry Funt                                               Scott Fuller
      (212) 891-1836 (Phone)                                     (704) 715-8440 (Phone)
      (212) 891-3411 (Fax)                                       (704) 715-1214 (Fax)

                                                                      Bill White
                                                                 (704) 715-8440 (Phone)
                                                                 (704) 715-1214 (Fax)

                                                                     Chris Campbell
                                                                 (704) 715-8440 (Phone)
                                                                 (704) 715-1214 (Fax)


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, initial loan group 1 balance or initial loan group 2 balance, as the case may be, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool, loan group 1 or loan group 2, as the case may be.
If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit of mortgaged real property), statistical information presented with respect to the Westchester mortgage loan excludes the related non-trust loans.

GENERAL CHARACTERISTICS

--------------------------------------------------------------------------------



                                                                          ALL MORTGAGE            LOAN               LOAN
                                                                             LOANS              GROUP 1            GROUP 2

Initial mortgage pool balance ......................................     2,074,461,260       1,961,450,834       113,010,426
Number of pooled mortgage loans ....................................               139                 120                19
Number of mortgaged properties .....................................               256                 236                20
Percentage of Investment Grade Loans(1).............................              14.8                15.7               0.0
Average cut-off date principal balance .............................        14,924,182          16,345,424         5,947,917
Largest cut-off date principal balance .............................       187,796,151         187,796,151        16,200,000
Smallest cut-off date principal balance ............................           748,000             748,000           908,598
Weighted average mortgage interest rate ............................            5.2488              5.2542            5.1553
Highest mortgage interest rate .....................................            7.4000              7.4000            6.0700
Lowest mortgage interest rate ......................................            4.6470              4.6470            4.9950
Number of Cross Collateralized Mortgage Loans ......................                 5                   5                 0
Cross Collateralized Mortgage Loans as a % of IPB ..................               5.5                 5.8               0.0
Number of Multi Property Mortgage Loans ............................                12                  11                 1
Multi Property Mortgage Loans as a % of IPB ........................              23.4                24.3               8.9
Weighted average underwritten debt service coverage ratio ..........              1.63                1.65              1.32
Maximum underwritten debt service coverage ratio ...................              2.85                2.85              1.51
Minimum underwritten debt service coverage ratio ...................              1.20                1.20              1.21
Weighted average cut-off date loan-to-value ratio ..................              68.9                68.6              74.6
Maximum cut-off date loan-to-value ratio ...........................              85.0                85.0              84.6
Minimum cut-off date loan-to-value ratio ...........................              35.8                35.8              56.1
Weighted average original term to maturity or anticipated
 repayment date (months) ...........................................               101                 100               115
Maximum original term to maturity or anticipated repayment date
 (months) ..........................................................               180                 180               180
Minimum original term to maturity or anticipated repayment date
 (months) ..........................................................                60                  60                60
Weighted average remaining amort term (months) .....................               345                 344               358
Maximum remaining amort term (months) ..............................               360                 360               360
Minimum remaining amort term (months) ..............................               298                 298               299


See "Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged
Real Properties--Additional Statistical Information" for a similar table with additional information regarding certain of the mortgage loans.

---------------------
(1)  It has been confirmed by DBRS, Fitch and Moody's, in accordance with their respective methodologies, that the Financial Square, The Westchester and E
     Walk on New 42nd Street loans have credit characteristics consistent with investment-grade rated obligations.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                 PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

               % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE



                        % OF INITAL
                      MORTGAGE POOL
         STATE           BALANCE       RETAIL    OFFICE    HOSPITALITY

New York ...........       20.1          8.8       6.6         0.8
California .........       16.9          7.8       1.9         2.2
 Northern1 .........        2.1          0.0       0.3         0.8
 Southern1 .........       14.7          7.8       1.7         1.5
Indiana ............        9.1          9.1       0.0         0.0
Florida ............        8.4          1.1       3.4         2.2
Texas ..............        7.8          2.6       1.1         0.9
North Carolina .....        4.4          0.0       4.3         0.0
Colorado ...........        4.0          2.3       0.5         0.0
Pennsylvania .......        3.5          0.2       0.0         2.0
Ohio ...............        2.2          1.2       0.0         0.9
Arizona ............        2.2          1.3       0.0         0.0
Nevada .............        2.0          0.8       0.5         0.0
Kansas .............        2.0          2.0       0.0         0.0
New Jersey .........        1.9          0.4       0.3         0.9
Connecticut ........        1.7          0.0       0.0         1.3
Maryland ...........        1.6          0.5       0.0         0.4
Washington .........        1.6          1.1       0.0         0.0
Missouri ...........        1.3          0.0       0.9         0.0
Vermont ............        1.3          0.0       0.0         0.0
Georgia ............        0.9          0.0       0.1         0.5
Delaware ...........        0.8          0.0       0.0         0.6
Massachusetts ......        0.8          0.0       0.3         0.5
South Carolina .....        0.7          0.0       0.0         0.0
Virginia ...........        0.7          0.0       0.2         0.0
Wisconsin ..........        0.4          0.0       0.3         0.0
Michigan ...........        0.4          0.0       0.0         0.4
Kentucky ...........        0.4          0.0       0.0         0.0
Rhode Island .......        0.4          0.0       0.0         0.4
New Hampshire.......        0.4          0.0       0.0         0.0
Arkansas ...........        0.3          0.0       0.0         0.0
Tennessee ..........        0.3          0.1       0.0         0.0
New Mexico .........        0.3          0.0       0.2         0.0
Illinois ...........        0.2          0.0       0.0         0.0
Oklahoma ...........        0.2          0.0       0.0         0.0
North Dakota .......        0.2          0.0       0.2         0.0
Alabama ............        0.2          0.1       0.0         0.0
Montana ............        0.1          0.0       0.0         0.0
Maine ..............        0.1          0.0       0.0         0.0
Mississippi ........        0.1          0.0       0.0         0.0
Louisiana ..........        0.1          0.0       0.0         0.0
--------------------      -----         ----      ----        ----
Total ..............      100.0%        39.3%     20.9%       13.9%
--------------------      -----         ----      ----        ----

                                      MIXED     SELF                   MANUFACTURED
         STATE         MULTIFAMILY     USE    STORAGE    INDUSTRIAL      HOUSING      OTHER

New York ...........       0.0         0.7      1.4         0.0            1.7        0.0
California .........       1.3         1.3      0.4         1.3            0.5        0.0
 Northern(1) .......       1.1         0.0      0.0         0.0            0.0        0.0
 Southern(1) .......       0.3         1.3      0.4         1.3            0.5        0.0
Indiana ............       0.0         0.0      0.0         0.0            0.0        0.0
Florida ............       0.7         0.4      0.2         0.4            0.0        0.0
Texas ..............       2.4         0.0      0.4         0.3            0.0        0.0
North Carolina .....       0.0         0.0      0.0         0.0            0.0        0.0
Colorado ...........       0.0         1.2      0.0         0.0            0.0        0.0
Pennsylvania .......       0.0         1.0      0.4         0.0            0.0        0.0
Ohio ...............       0.0         0.0      0.1         0.0            0.0        0.0
Arizona ............       0.9         0.0      0.0         0.0            0.0        0.0
Nevada .............       0.8         0.0      0.0         0.0            0.0        0.0
Kansas .............       0.0         0.0      0.0         0.0            0.0        0.0
New Jersey .........       0.0         0.0      0.0         0.3            0.0        0.0
Connecticut ........       0.0         0.0      0.4         0.0            0.0        0.0
Maryland ...........       0.0         0.0      0.0         0.6            0.0        0.0
Washington .........       0.3         0.0      0.2         0.0            0.0        0.0
Missouri ...........       0.5         0.0      0.0         0.0            0.0        0.0
Vermont ............       0.0         1.3      0.0         0.0            0.0        0.0
Georgia ............       0.0         0.2      0.1         0.0            0.0        0.0
Delaware ...........       0.0         0.0      0.3         0.0            0.0        0.0
Massachusetts ......       0.0         0.0      0.0         0.0            0.0        0.0
South Carolina .....       0.0         0.0      0.1         0.0            0.0        0.7
Virginia ...........       0.0         0.1      0.0         0.4            0.0        0.0
Wisconsin ..........       0.1         0.0      0.0         0.0            0.0        0.0
Michigan ...........       0.0         0.0      0.1         0.0            0.0        0.0
Kentucky ...........       0.3         0.0      0.1         0.0            0.0        0.0
Rhode Island .......       0.0         0.0      0.0         0.0            0.0        0.0
New Hampshire.......       0.0         0.0      0.0         0.1            0.3        0.0
Arkansas ...........       0.3         0.0      0.1         0.0            0.0        0.0
Tennessee ..........       0.1         0.0      0.1         0.0            0.0        0.0
New Mexico .........       0.0         0.0      0.1         0.0            0.0        0.0
Illinois ...........       0.1         0.0      0.1         0.0            0.0        0.0
Oklahoma ...........       0.2         0.0      0.0         0.0            0.0        0.0
North Dakota .......       0.0         0.0      0.0         0.0            0.0        0.0
Alabama ............       0.0         0.0      0.0         0.0            0.0        0.0
Montana ............       0.0         0.0      0.0         0.0            0.1        0.0
Maine ..............       0.0         0.0      0.1         0.0            0.0        0.0
Mississippi ........       0.0         0.0      0.1         0.0            0.0        0.0
Louisiana ..........       0.0         0.0      0.1         0.0            0.0        0.0
---------------------      ---         ---      ---         ---            ---        ---
Total ..............       7.9%        6.1%     5.1%        3.5%           2.6%       0.7%
---------------------      ---         ---      ---         ---            ---        ---


---------------------
(1)  For purposes of determining whether a mortgaged real property is located in
     Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above and Southern California includes areas below 93600.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       10

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------



                                                                      CUT-OFF DATE    % OF INITIAL
                                                      NUMBER OF         PRINCIPAL     MORTGAGE POOL
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only(1) .................................         15          597,200,000          28.8
Single Tenant ....................................         12           66,371,909           3.2
Loans  (greater than)  50% Single Tenant .........         24          165,113,378           8.0
Current Secondary Debt ...........................          7          346,600,000          16.7
Future Secondary Debt Permitted ..................         26          746,181,795          36.0
Lockbox ..........................................         61        1,453,933,076          70.1
Escrow Type(2)
 TI/LC Reserves(3) ...............................         55          560,594,043          38.3
 Real Estate Tax .................................        121        1,406,466,130          67.8
 Insurance .......................................        117        1,206,205,788          58.1
 Replacement Reserves ............................        111        1,273,710,120          61.4


SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------



                                                                      CUT-OFF DATE    % OF INITIAL
                                                      NUMBER OF         PRINCIPAL      LOAN GROUP 1
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only(1) .................................         14          594,200,000          30.3
Single Tenant ....................................         12           66,371,909           3.4
Loans  (greater than)  50% Single Tenant .........         24          165,113,378           8.4
Current Secondary Debt ...........................          6          339,000,000          17.3
Future Secondary Debt Permitted ..................         18          712,043,426          36.3
Lockbox ..........................................         59        1,442,440,717          73.5
Escrow Type(2)
 TI/LC Reserves(3) ...............................         55          560,594,043          38.3
 Real Estate Tax .................................        103        1,295,105,704          66.0
 Insurance .......................................         99        1,094,845,362          55.8
 Replacement Reserves ............................         94        1,172,234,154          59.8


SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------



                                                                      CUT-OFF DATE    % OF INITIAL
                                                      NUMBER OF         PRINCIPAL      LOAN GROUP 2
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only(1) .................................         1             3,000,000          2.7
Single Tenant ....................................         0                     0          0.0
Loans  (greater than)  50% Single Tenant .........         0                     0          0.0
Current Secondary Debt ...........................         1             7,600,000          6.7
Future Secondary Debt Permitted ..................         8            34,138,369         30.2
Lockbox ..........................................         2            11,492,359         10.2
Escrow Type(2)
 Real Estate Tax .................................        18           111,360,426         98.5
 Insurance .......................................        18           111,360,426         98.5
 Replacement Reserves ............................        17           101,475,966         89.8


---------------------
(1)  Includes 2 mortgage loans (1.3% of the initial mortgage pool balance and
     1.4% of the initial loan group 1 balance) which are ARD loans, and require the payment of interest only on each due date until the expiration of a designated period and the amortization of principal following this expiration.
(2)  Does not include mortgage loans with upfront reserves.
(3)  TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use, industrial and other properties.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       11

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------



CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------------------------------
          RANGE OF           NUMBER OF      AGGREGATE
          CUT-OFF             MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
       DATE BALANCES           LOANS         BALANCE         POOL    GROUP 1    GROUP 2
---------------------------------------------------------------------------------------

  748,000 - 2,999,999            15      $   29,895,405     1.4%      1.2%      5.2%
  3,000,000 - 3,999,999          11          39,549,733     1.9       1.5       9.0
  4,000,000 - 4,999,999          16          72,954,976     3.5       3.2       8.3
  5,000,000 - 5,999,999          13          70,442,985     3.4       3.0       9.6
  6,000,000 - 6,999,999           8          51,783,287     2.5       2.0      11.3
  7,000,000 - 7,999,999          11          82,731,040     4.0       3.4      13.5
  8,000,000 - 9,999,999          15         131,034,817     6.3       6.2       7.5
  10,000,000 - 12,999,999        10         111,993,739     5.4       5.2       8.9
  13,000,000 - 19,999,999        15         242,421,179    11.7      10.8      26.7
  20,000,000 - 49,999,999        19         536,157,946    25.8      27.3       0.0
  50,000,000 - 99,999,999         2         127,700,000     6.2       6.5       0.0
  100,000,000 - 187,796,151       4         577,796,151    27.9      29.5       0.0
                                ---      --------------   -----     -----     -----
  Total:                        139      $2,074,461,260   100.0%    100.0%    100.0%
  ------                        ===      ==============   =====     =====     =====

  MIN: $748,000           MAX: $187,796,151       WTD. AVERAGE: $14,924,182

----------------------------------------------------------------------------------------


DEBT SERVICE COVERAGE RATIO (X)
----------------------------------------------------------------------------


   RANGE OF     NUMBER OF      AGGREGATE
 UNDERWRITTEN    MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
     DSCRS        LOANS         BALANCE         POOL     GROUP 1    GROUP 2
-------------- ----------- ----------------- ---------- --------- ----------

  1.20 - 1.24       21     $  385,941,876     18.6%      18.2%     25.8%
  1.25 - 1.29       22        227,456,724     11.0        9.6      35.1
  1.30 - 1.34       22        196,518,557      9.5        9.8       3.4
  1.35 - 1.39       12         66,761,437      3.2        3.0       6.3
  1.40 - 1.44       14        188,346,376      9.1        8.9      12.6
  1.45 - 1.49        7        131,819,544      6.4        5.9      14.1
  1.50 - 1.59       15        185,267,235      8.9        9.3       2.7
  1.60 - 1.99       20        369,299,510     17.8       18.8       0.0
  2.00 - 2.85        6        323,050,000     15.6       16.5       0.0
--------------     ---     --------------    -----      -----     -----
  Total:           139     $2,074,461,260    100.0%     100.0%    100.0%
--------           ===     ==============    =====      =====     =====

  MIN: 1.20X         MAX: 2.85X      WTD. AVERAGE: 1.63X
----------------------------------------------------------------------------



MORTGAGE RATE (%)
------------------------------------------------------------------------------


                   NUMBER OF      AGGREGATE
     RANGE OF       MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
  MORTGAGE RATES     LOANS         BALANCE         POOL    GROUP 1    GROUP 2
----------------- ----------- ----------------- --------- --------- ----------

  4.6470 - 4.7499       2     $  177,500,000      8.6%      9.0%      0.0%
  4.7500 - 4.9999       7        518,244,151     25.0      26.2       4.2
  5.0000 - 5.2499      42        446,827,915     21.5      19.0      65.1
  5.2500 - 5.4999      44        436,329,317     21.0      20.8      25.8
  5.5000 - 5.5999       9         79,821,588      3.8       4.1       0.0
  5.6000 - 5.6999      16        224,460,142     10.8      11.2       3.4
  5.7000 - 5.7499       3          9,362,276      0.5       0.5       0.0
  5.7500 - 5.9999       9        120,060,011      5.8       6.1       0.0
  6.0000 - 6.7499       5         37,998,813      1.8       1.9       1.5
  6.7500 - 7.4000       2         23,857,048      1.2       1.2       0.0
-----------------     ---     --------------    -----     -----     -----
  Total:              139     $2,074,461,260    100.0%    100.0%    100.0%
--------              ===     ==============    =====     =====     =====

  MIN: 4.6470%       MAX: 7.4000%      WTD. AVERAGE: 5.2488%
 -----------------------------------------------------------------------------



CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------------------------


   RANGE OF
   CUT-OFF     NUMBER OF      AGGREGATE
     DATE       MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
  LTV RATIOS     LOANS         BALANCE         POOL    GROUP 1    GROUP 2
------------- ----------- ----------------- --------- --------- ---------

  35.8 - 49.9       6     $  189,693,823      9.1%      9.7%      0.0%
  50.0 - 59.9      11        192,354,648      9.3       9.8       0.8
  60.0 - 64.9       9        125,860,449      6.1       6.4       0.0
  65.0 - 69.9      22        226,809,638     10.9      10.1      24.8
  70.0 - 74.9      39        630,480,868     30.4      31.3      14.7
  75.0 - 80.0      49        691,006,834     33.3      31.9      58.2
  80.1 - 85.0       3         18,255,000      0.9       0.8       1.5
-------------     ---     --------------    -----     -----     -----
  Total:          139     $2,074,461,260    100.0%    100.0%    100.0%
--------          ===     ==============    =====     =====     =====

  MIN: 35.8%       MAX: 85.0%         WTD. AVERAGE: 68.9%
-------------------------------------------------------------------------





MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)
------------------------------------------------------------------------------------
       RANGE OF         NUMBER OF      AGGREGATE
 MATURITY DATE OR ARD    MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
 LOAN-TO-VALUE RATIOS     LOANS         BALANCE         POOL     GROUP 1    GROUP 2
---------------------- ----------- ----------------- ---------- --------- ----------

  34.7 - 49.9               17     $  272,560,986     13.1%      13.8%      0.8%
  50.0 - 54.9               15        254,216,702     12.3       12.6       5.9
  55.0 - 59.9               20        220,102,912     10.6       11.1       1.7
  60.0 - 62.4               17        123,209,966      5.9        5.8       8.4
  62.5 - 64.9               19        196,390,771      9.5        6.8      55.2
  65.0 - 67.4               18        443,938,427     21.4       22.6       0.0
  67.5 - 69.9               17        209,725,000     10.1       10.0      11.8
  70.0 - 78.8               16        354,316,497     17.1       17.1      16.2
----------------------     ---     --------------    -----      -----     -----
  Total:                   139     $2,074,461,260    100.0%     100.0%    100.0%
--------                   ===     ==============    =====      =====     =====

  MIN: 34.7%              MAX: 78.8%          WTD. AVERAGE: 62.0%
------------------------------------------------------------------------------------



This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       12

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
-----------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
-----------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)
-----------------------------------------------------------------------------


    RANGE OF
 ORIGINAL TERMS
   TO MATURITY    NUMBER OF      AGGREGATE
     OR ARD        MORTGAGE    CUT-OFF DATE      % OF       % OF      % OF
    (MONTHS)        LOANS         BALANCE        POOL     GROUP 1    GROUP 2
---------------- ----------- ---------------- ---------- --------- ----------

  60 - 60             14      $  553,551,167   26.7%      27.7%      9.4%
  61 - 84              3         212,910,000   10.3       10.9       0.0
  85 - 120           111       1,233,334,972   59.5       57.7      89.2
  121 - 180           11          74,665,121    3.6        3.7       1.5
----------------     ---      --------------  -----      -----     -----
  Total:             139      $2,074,461,260  100.0%     100.0%    100.0%
--------             ===      ==============  =====      =====     =====

  MIN: 60 MOS.        MAX: 180 MOS.      WTD. AVERAGE: 101 MOS.

-----------------------------------------------------------------------------


ORIGINAL AMORTIZATION TERM (MOS)
-----------------------------------------------------------------------------


    RANGE OF
    ORIGINAL
  AMORTIZATION   NUMBER OF      AGGREGATE
     TERMS        MORTGAGE    CUT-OFF DATE      % OF       % OF      % OF
    (MONTHS)       LOANS         BALANCE        POOL     GROUP 1    GROUP 2
--------------- ----------- ---------------- ---------- --------- ----------

  Interest Only      13      $  570,200,000   27.5%      28.9%      2.7%
  300 - 329          24         337,629,287   16.3       17.1       2.0
  330 - 360         102       1,166,631,973   56.2       54.0      95.4
---------------     ---      --------------  -----      -----     -----
  Total:            139      $2,074,461,260  100.0%     100.0%    100.0%
--------            ===      ==============  =====      =====     =====

  MIN: 300 MOS.    MAX: 360 MOS.       WTD. AVERAGE(1):  346 MOS.

-----------------------------------------------------------------------------


AMORTIZATION TYPES FOR ALL MORTGAGE LOANS
--------------------------------------------------------------------------------


                                                     % BY
                                                   CUT-OFF
                                     AGREGATE        DATE
                       NUMBER      CUT-OFF DATE      POOL      % OF      % OF
 AMORTIZATION TYPES   OF LOANS       BALANCE       BALANCE   GROUP 1    GROUP 2
-------------------- ---------- ----------------- --------- --------- ----------

  Balloon                 68     $  741,136,270    35.7%     35.4%     41.3%
  Interest Only           13        570,200,000    27.5      28.9       2.7
  IO-ARD                   2         27,000,000     1.3       1.4       0.0
  IO-Balloon              56        736,124,990    35.5      34.3      56.0
--------------------     ---     --------------   -----     -----     -----
  Total:                 139     $2,074,461,260   100.0%    100.0%    100.0%
--------                 ===     ==============   =====     =====     =====
 -------------------------------------------------------------------------------



REMAINING TERM TO MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------


   RANGE OF
  REMAINING
    TERMS
 TO MATURITY   NUMBER OF      AGGREGATE
    OR ARD      MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
   (MONTHS)      LOANS         BALANCE         POOL     GROUP 1    GROUP 2
------------- ----------- ----------------- ---------- --------- ----------

  57 - 84          17      $  766,461,167    36.9%      38.5%      9.4%
  85 - 119         77         953,006,972    45.9       44.8      65.6
  120 - 180        45         354,993,121    17.1       16.7      25.0
-------------     ---      --------------   -----      -----     -----
  Total:          139      $2,074,461,260   100.0%     100.0%    100.0%
--------          ===      ==============   =====      =====     =====

  MIN: 57 MOS.    MAX: 180 MOS.         WTD. AVERAGE: 100 MOS.
--------------------------------------------------------------------------------



REMAINING STATED AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------


   RANGE OF
   REMAINING
 AMORTIZATION   NUMBER OF      AGGREGATE
     TERMS       MORTGAGE    CUT-OFF DATE      % OF       % OF      % OF
   (MONTHS)       LOANS         BALANCE        POOL     GROUP 1    GROUP 2
-------------- ----------- ---------------- ---------- --------- ----------

  0 - 120           13      $  570,200,000   27.5%      28.9%      2.7%
  121 - 360        126       1,504,261,260   72.5       71.1      97.3
--------------     ---      --------------  -----      -----     -----
  Total:           139      $2,074,461,260  100.0%     100.0%    100.0%
--------           ===      ==============  =====      =====     =====

  MIN: 298 MOS.     MAX: 360 MOS.   WTD. AVERAGE(1): 345 MOS.
--------------------------------------------------------------------------------



PARTIAL IO TERM (MOS)
----------------------------------------------------------------------------


                                                 % OF
                                               INITIAL
                                  AGGREGATE     MORT-
                    NUMBER OF   CUT-OFF DATE     GAGE
     RANGE OF        MORTGAGE     PRINCIPAL      POOL      % OF     % OF
 PARTIAL IO TERMS     LOANS        BALANCE     BALANCE   GROUP 1   GROUP 2
------------------ ----------- -------------- --------- --------- --------

  0 - 12                 4      $ 27,000,000   1.3%      1.4%      0.0%
  13 - 24               22       230,599,990  11.1      10.8      16.7
  25 - 36               16       214,875,000  10.4       9.5      25.0
  37 - 48                2        25,810,000   1.2       1.3       0.0
  49 - 60               12       237,840,000  11.5      11.3      14.3
  61 - 120               2        27,000,000   1.3       1.4       0.0
------------------      --      ------------  ----      ----      ----
  Total:                58      $763,124,990  36.8%     35.7%     56.0%
------------------      ==      ============  ====      ====      ====

  MIN: 12 MOS.       MAX: 120 MOS.         WTD. AVERAGE: 42 MOS.
----------------------------------------------------------------------------



---------------------
(1)   Does not include interest only loans.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       13

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                 REMAINING          % OF            % OF
               MONTHS                         AGGREGATE        MORTGAGE POOL      REMAINING       REMAINING
               SINCE                          REMAINING          BALANCE--      MORTGAGE POOL   MORTGAGE POOL
              CUT-OFF      NUMBER OF          PRINCIPAL           LOCKOUT/     BALANCE--YIELD     BALANCE--
    DATE        DATE    MORTGAGE LOANS        BALANCE(1)        DEFEASANCE(2)    MAINTENANCE         OPEN      TOTAL
------------ --------- ---------------- --------------------- --------------- ---------------- -------------- ------

  2/1/2006        6          139        2,069,225,350.81          94.95             5.05            0.00        100
  2/1/2007       18          139        2,057,686,493.41          94.93             5.07            0.00        100
  2/1/2008       30          139        2,043,489,787.83          97.93             2.07            0.00        100
  2/1/2009       42          139        2,025,955,370.84          96.48             3.52            0.00        100
  2/1/2010       54          139        2,005,762,529.69          82.43             3.55           14.02        100
  2/1/2011       66          125        1,449,361,999.25          94.29             5.71            0.00        100
  2/1/2012       78          125        1,427,598,986.55          84.83             5.70            9.47        100
  2/1/2013       90          122        1,192,185,712.64          93.29             6.71            0.00        100
  2/1/2014      102          122        1,167,995,730.58          93.28             6.72            0.00        100
  2/1/2015      114          122        1,142,436,291.18          75.88             6.74           17.38        100
  2/1/2016      126            6           37,668,421.29          82.79             0.00           17.21        100
  2/1/2017      138            5           30,731,428.79         100.00             0.00            0.00        100
  2/1/2018      150            5           30,246,176.08         100.00             0.00            0.00        100
  2/1/2019      162            5           29,732,047.57         100.00             0.00            0.00        100
  2/1/2020      174            5           29,187,322.70          13.29             0.00           86.71        100


---------------------
(1)  Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates). Otherwise calculated based on Modeling
     Assumptions to be described in the prospectus supplement.
(2)  Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the mortgage pool as measured by cut-off date principal balance:



                                                           NUMBER OF
                                                           MORTGAGE
                                                            LOANS/
                                       MORTGAGE            MORTGAGED      CUT-OFF DATE
                                         LOAN      LOAN      REAL           PRINCIPAL
              LOAN NAME                 SELLER    GROUP   PROPERTIES         BALANCE
------------------------------------- ---------- ------- ------------ --------------------

 Glenbrook Square Mall ..............    MLML    1             1/1      $ 187,796,150.62
 Highwoods Portfolio ................    IXIS    1            1/33      $ 160,000,000.00
 Financial Square ...................    MLML    1             1/1      $ 130,000,000.00
 The Westchester ....................    MLML    1             1/1      $ 100,000,000.00
 U-Haul Self Storage
 Portfolios II, III and IV ..........    MLML    1            3/50      $  86,852,962.64
 E Walk on the New 42nd Street.......    MLML    1             1/1      $  77,500,000.00
 Residence Inn Hotel Portfolio 1.....    MLML    1             1/4      $  50,200,000.00
 Residence Inn Hotel Portfolio 2.....    MLML    1             1/4      $  43,490,000.00
 Morgan RV Portfolio ................     CRF    1             1/3      $  41,464,993.70
 San Antonio Portfolio ..............    MLML    1            1/10      $  39,800,000.00
                                                             -----      ----------------
 TOTAL ..............................                       12/108      $ 917,104,106.96

                                                         % OF
                                           SHADOW       INITIAL                                 LOAN              CUT-OFF
                                           RATING      MORTGAGE                               BALANCE               DATE
                                        DBRS/FITCH/      POOL       PROPERTY      PROPERTY      PER                 LTV
              LOAN NAME                  MOODY'S/(1)    BALANCE       TYPE         SIZE(2)     SF/UNIT   DSCR(X)   RATIO(%)
------------------------------------- --------------- ---------- -------------- ------------ --------- --------- ---------

 Glenbrook Square Mall ..............       NAP            9.1       Retail        868,987       216      1.22      70.9
 Highwoods Portfolio ................       NAP            7.7       Office      2,008,886        80      1.91      78.8
 Financial Square ...................    A/A+/Baa1         6.3       Office      1,030,531       126      2.85      51.4
 The Westchester ....................  A(high)/A+/A3       4.8       Retail        831,841       120      2.55      42.9
 U-Haul Self Storage
 Portfolios II, III and IV ..........       NAP            4.2    Self Storage   1,111,736        78      1.45      75.3
 E Walk on the New 42nd Street.......   BBB/A-/Baa2        3.7       Retail        177,394       437      2.41      45.6
 Residence Inn Hotel Portfolio 1.....       NAP            2.4     Hospitality         563    89,165      1.52      74.9
 Residence Inn Hotel Portfolio 2.....       NAP            2.1     Hospitality         506    85,949      1.49      75.0
 Morgan RV Portfolio ................       NAP            2.0    Manufactured       2,087    19,868      1.26      73.8
                                                                     Housing
 San Antonio Portfolio ..............       NAP            1.9      Mixed Use      498,919        80      1.42x     76.7
                                                          ----                                            ----      ----
 TOTAL ..............................                     44.2                                            1.88X     65.5%


---------------------
(1.) Dominion Bond Rating Service, Inc., Fitch, Inc. and Moody's Investors
     Service, Inc. have indicated that, in accordance with their respective methodologies, the credit characteristics of the related loan(s), are consistent with the characteristics of the applicable rated obligation.
(2)  Property size is indicated in rooms (for hospitality properties) and square feet (for office, industrial, retail and self storage properties).
(3)  Such ratios with respect to the Westchester loan combination are based on the aggregate indebtedness of the Westchester mortgage loan that will be included in the trust and the Westchester pari passu non-trust loan, but exclude the Westchester subordinate non-trust loans.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       14

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

GLENBROOK SQUARE MALL
---------------------

[GLENBROOK SQUARE MALL PHOTO OMITTED]

[GLENBROOK SQUARE MALL PHOTO OMITTED]

------------------------------------------------------------------
                        PROPERTY INFORMATION
------------------------------------------------------------------
 Number of Mortgaged Real Properties                           1
 Location (City/State)                       Fort Wayne, Indiana
 Property Type                                   Anchored Retail
 Size (Square Feet)                                      868,987
 Percentage Occupancy as of June 7, 2005                   93.6%
 Year Built                                                 1966
 Year Renovated                                             1998
 Appraisal Value                                    $265,000,000
 # of Tenants                                                128
 Average Rent Per Square Foot                             $15.20
 Underwritten Occupancy                                    95.1%
 Underwritten Revenues                               $23,165,713
 Underwritten Total Expenses                          $7,730,615
 Underwritten Net Cash Flow (NOI)                    $15,435,099
 Underwritten Net Cash Flow (NCF)                    $14,666,502

------------------------------------------------------------------

------------------------------------------------------------------
                    MORTGAGE LOAN INFORMATION
------------------------------------------------------------------
 Mortgage Loan Seller                                       MLML
 Loan Group                                                    1
 Origination Date                                  June 10, 2005
 Cut-off Date Principal Balance                     $187,796,151
 Cut-off Date Loan Balance Per SF/Unit                      $216
 Percentage of Initial Mortgage Pool Balance                9.1%
 Number of Mortgage Loans                                      1
 Type of Security (fee/leasehold)                            Fee
 Mortgage Rate                                           4.9139%
 Amortization Type                                       Balloon
 IO Period (Months)                                            0
 Original Term to Maturity/ARD (Months)                       60
 Original Amortization Term (Months)                         360
 Lockbox                                                    Hard
 Cut-off Date LTV Ratio                                    70.9%
 LTV Ratio at Maturity or ARD                              65.3%
 Underwritten DSCR on NOI                                  1.29x
 Underwritten DSCR on NCF                                  1.22x
------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       15

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       16

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Glenbrook Square Loan") is evidenced by a promissory note and is secured by a first mortgage encumbering the fee interest in Glenbrook Square Mall, a two-story enclosed regional mall located in Fort
Wayne, Indiana that contains approximately 1,211,987 square feet, of which approximately 868,987 square feet are collateral (the "Glenbrook Square
Property"). The Glenbrook Square Loan represents approximately 9.1% of the initial mortgage pool balance and approximately 9.6% of the initial loan group
1 balance. The Glenbrook Square Loan was originated on June 10, 2005, and has a principal balance of $187,796,151 as of the cut-off date.

The Glenbrook Square Loan has a remaining term of 59 months to its maturity date of July 1, 2010. The Glenbrook Square Loan does not provide for any interest-only payments during its loan term. The Glenbrook Square Loan may be prepaid on or after January 1, 2010 and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower, GGP-Glenbrook, L.L.C., (the "Glenbrook Square
Borrower"), a Delaware limited liability company, is a single purpose entity.
The Glenbrook Square Borrower, the fee owner of the Glenbrook Square Property, is indirectly owned by GGPLP, LLC, a Delaware limited liability company. GGPLP,
LLC is 100% owned by GGP Limited Partnership, the operating partnership of
General Growth Properties, Inc. ("GGP"). GGP is a public, Chicago-based real estate investment trust (a "REIT") primarily engaged in the ownership, operation, management, leasing, acquisition, development, and expansion of regional mall and community shopping centers in the United States. GGP is currently the second largest regional mall REIT in the United States. As of May
2, 2005, GGP has ownership interests in, or management responsibility for, 209 regional shopping malls totaling approximately 200 million square feet of retail space, as well as ownership in planned community developments and commercial office buildings. For the year ended December 31, 2004, GGP had total revenues of $1.8 billion and net income of $267.9 million. As of March
31, 2005, GGP reported cash liquidity of approximately $45.1 million and total assets of $25.6 billion. As of July 27, 2005, GGP has an equity market capitalization of $10.9 billion square feet.

LOCKBOX. The Glenbrook Square Borrower is required to notify and advise each tenant under each lease to send directly to the lockbox, all payments of rent or any other item payable under the related lease. Provided no "lockbox event"
has occurred and be continuing, any and all funds in the lockbox account are required to be transferred to an account designated by the Glenbrook Square
Borrower on each business day. Upon the occurrence of a "lockbox event", all amounts on deposit in the lockbox account will be automatically transferred daily to the cash management account and will be applied daily in the following order: (a) fund the tax and insurance reserve (provided that reserves for insurance will not be required as long as GGP maintains a blanket policy), (b)
pay the monthly debt service, (c) fund rollover reserve, (d) fund replacement reserve, (e) pay any other amounts due to the lender, and (f) provided no event of default has occurred and be continuing, pay any excess amounts to the
Glenbrook Square Borrower. A "lockbox event" shall occur upon (i) an event of default or (ii) the DSCR dropping below 1.10x. The DSCR trigger will be cured upon the DSCR reaching 1.10x or above on a trailing twelve month basis.

THE PROPERTY. The Glenbrook Square Property is a two-story enclosed regional mall located in Fort Wayne, Indiana that contains approximately 1,211,987 square feet, of which approximately 868,987 square feet are collateral. The property has approximately 6,035 parking spaces. Glenbrook Square was originally built in 1966, with expansions or renovations completed in 1976,
1981, 1990, 1994, and 1998. The mall is anchored by L.S. Ayres (242,199 square feet), Sears (221,000 square feet) and JCPenney (191,671 square feet). Sears owns its pad and improvements. Marshall Field's (122,000 square feet), which also owns its own pad and improvements, was closed in May 2005.

The following table presents certain information relating to the major tenants at the Glenbrook Square Property:



                                     TENANT(1)
                                     ---------

 TENANT NAME                            PARENT COMPANY           CREDIT RATINGS(2)
                                                                 (FITCH/MOODY'S)

 L.S. Ayres (GL) ......... The May Department Stores Company        BBB/Baa2
 JC Penney (GL) ..........     J.C. Penney Company, Inc.             BB+/Ba1
 H&M .....................        Hennes & Mauritz AB                 NR/NR
 Limited .................        Limited Brands Inc.                NR/Baa2
 Abercrombie & Fitch .....      Abercrombie & Fitch Co.               NR/NR
 Express Men .............        Limited Brands Inc.                NR/Baa2
 Finish Line .............          Finish Line Inc.                  NR/NR

                                                          BASE RENT        LEASE
 TENANT NAME                 SQUARE FEET    % OF GLA  PER SQUARE FOOT   EXPIRATION

 L.S. Ayres (GL) .........    242,199         27.9%      $  0.67        1/31/2012
 JC Penney (GL) ..........    191,671         22.1%      $  3.54        6/30/2018
 H&M .....................     18,000          2.1%      $ 26.00        1/31/2015
 Limited .................     15,840          1.8%      $ 18.00        1/31/2006
 Abercrombie & Fitch .....     14,874          1.7%      $ 23.00        6/30/2010
 Express Men .............     10,953          1.3%      $ 22.00        1/31/2006
 Finish Line .............     10,356          1.2%      $ 22.00        1/31/2008


---------------------
(1)  Information obtained from the Glenbrook Square Borrower's rent roll except credit ratings.
(2)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       17

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Glenbrook Square Property:



---------------------------------------------------------------------------
                        LEASE ROLLOVER SCHEDULE(1)
                        --------------------------

                            NUMBER     SQUARE     % OF
                          OF LEASES     FEET       GLA        BASE RENT
            YEAR           EXPIRING   EXPIRING   EXPIRING     EXPIRING

 Vacant ................     NAP       55,626        6.4%       NAP
 Month-to-Month ........      10       24,392        2.8%   $   578,940
 2005 ..................       1          176        0.0%   $    35,004
 2006 ..................      21       90,920       10.5%   $ 2,202,048
 2007 ..................      10       21,950        2.5%   $   629,448
 2008 ..................      21       29,870        3.4%   $ 1,305,516
 2009 ..................       9       25,916        3.0%   $   746,796
 2010 ..................      10       38,864        4.5%   $ 1,110,804
 2011 ..................      15       40,678        4.7%   $ 1,649,028
 2012 ..................      15      285,507       32.9%   $ 1,478,664
 2013 ..................       7       25,163        2.9%   $   743,544
 2014 ..................       2        6,403        0.7%   $   275,652
 2015 ..................       5       30,969        3.6%   $   787,272
 2016 ..................       0            0        0.0%   $         0
 2017 ..................       1          882        0.1%   $   140,004
 2018 ..................       1      191,671       22.1%   $   678,720
---------------------------------------------------------------------------
 TOTAL .................     128      868,987      100.0%   $12,361,440
---------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                              % OF     CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                          BASE RENT   SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR           EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ................     NAP         55,626          6.4%         NAP           NAP
 Month-to-Month ........      4.7%       80,018          9.2%     $   578,940         4.7%
 2005 ..................      0.3%       80,194          9.2%     $   613,944         5.0%
 2006 ..................     17.8%      171,114         19.7%     $ 2,815,992        22.8%
 2007 ..................      5.1%      193,064         22.2%     $ 3,445,440        27.9%
 2008 ..................     10.6%      222,934         25.7%     $ 4,750,956        38.4%
 2009 ..................      6.0%      248,850         28.6%     $ 5,497,752        44.5%
 2010 ..................      9.0%      287,714         33.1%     $ 6,608,556        53.5%
 2011 ..................     13.3%      328,392         37.8%     $ 8,257,584        66.8%
 2012 ..................     12.0%      613,899         70.6%     $ 9,736,248        78.8%
 2013 ..................      6.0%      639,062         73.5%     $10,479,792        84.8%
 2014 ..................      2.2%      645,465         74.3%     $10,755,444        87.0%
 2015 ..................      6.4%      676,434         77.8%     $11,542,716        93.4%
 2016 ..................      0.0%      676,434         77.8%     $11,542,716        93.4%
 2017 ..................      1.1%      677,316         77.9%     $11,682,720        94.5%
 2018 ..................      5.5%      868,987        100.0%     $12,361,440       100.0%
-----------------------------------------------------------------------------------------------
 TOTAL .................    100.0%      868,987        100.0%     $12,361,440       100.0%
-----------------------------------------------------------------------------------------------


THE MARKET(2). The Glenbrook Square Property is located in Allen County within
Fort Wayne, state of Indiana, which is part of the greater Fort Wayne metropolitan statistical area (MSA). The MSA encompasses a six-county region, including the Indiana counties of Adams, Allen, DeKalb, Huntington, Wells, and
Whitley. Allen County comprises the central portion of the MSA, containing the majority of residents and the city of Fort Wayne, Indiana's second largest city and county seat. The population in the Fort Wayne PMSA changed from 502,141 to
514,681, resulting in a growth of 2.5% between 2000 and 2004. Major economic drivers and employment sectors in the area are services, retail trade, finance, construction and manufacturing. Major employers in the city of Fort Wayne include General Motors Truck Group (auto), Parkview Health System (healthcare),
Lutheran Health Network (healthcare), Verizon Communications, Inc.,
(telecommunications), Lincoln National Corporation (insurance), Shambaugh &
Sons, Inc. (construction/engineering), Sirva-North American Van Lines
(distribution/logistics), ITT Industries, Inc. (technology), Uniroyal Goodrich
Tire Manufacturing (auto) and General Electric Industrial Systems (industrial).

The appraiser estimated that the primary trade area for the Glenbrook Square
Property spans approximately 40 miles. Within the 40-mile radius, there is an estimated total population of 758,711 as of 2004. The average household income of the 40-mile trade area is estimated at $55,919.

Based upon the appraiser's survey of competitive properties in the property's market, an overall weighted average vacancy rate of approximately 3.5% is estimated for the region. For in-line shop space, the weighted average vacancy rate is currently about 5.5%. Excluding the secondary competitors from the chart, an overall average vacancy level of 1.6% is indicated, with mall shops at about 4.7%.

---------------------
(1)   Information obtained from the Glenbrook Square Borrower's rent roll.
(2)   Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       18

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to Glenbrook Square Loan:

Tax Reserves Upon the occurrence of and during the continuance of a lockbox event, monthly escrows equal to one-twelfth of the annual taxes will be required.

Insurance Reserves Upon the occurrence of and during the continuance of a lockbox event, monthly escrows equal to one-twelfth of the insurance premiums will be required. Nothwithstanding the foregoing, insurance reserves are not required as long as GGP maintains a blanket policy.

Rollover Reserve Upon the occurrence of and during the continuance of a lockbox event, monthly escrows equal to $35,821.67 will be required, subject to a maximum of $429,860 at any given time.

Replacement Reserve Upon the occurrence of and during the continuance of a lockbox event, monthly escrows equal to $18,192.33 will be required, subject to a maximum of $218,308 at any given time.

PROPERTY MANAGEMENT. The Glenbrook Square Borrower self-manages the Glenbrook
Square Property.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       19

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

HIGHWOODS PORTFOLIO
-------------------

[HIGHWOODS PORTFOLIO PHOTO OMITTED]

[HIGHWOODS PORTFOLIO PHOTO OMITTED]

----------------------------------------------------------
                  PROPERTY INFORMATION
----------------------------------------------------------
 Number of Mortgaged Real Properties                    33
 Location (City/State)                             Various
 Property Type                                      Office
 Size (Square Feet)                              2,008,886
 Percentage Occupancy as of Various Occupancy Dates  79.9%
 Year Built                                        Various
 Year Renovated                                    Various
 Appraisal Value                              $203,030,000
 # of Tenants                                          219
 Average Rent Per Square Foot                       $15.60
 Underwritten Occupancy                              79.9%
 Underwritten Revenues                         $25,944,840
 Underwritten Total Expenses                    $9,907,785
 Underwritten Net Cash Flow (NOI)              $16,037,056
 Underwritten Net Cash Flow (NCF)              $15,398,916

----------------------------------------------------------

---------------------------------------------------------------
                  MORTGAGE LOAN INFORMATION
---------------------------------------------------------------
 Mortgage Loan Seller                                      IXIS
 Loan Group                                                   1
 Origination Date                                 July 22, 2005
 Cut-off Date Principal Balance                    $160,000,000
 Cut-off Date Loan Balance Per SF/Unit                      $80
 Percentage of Initial Mortgage Pool Balance               7.7%
 Number of Mortgage Loans                                     1
 Type of Security (fee/leasehold)                 Fee/Leasehold
 Mortgage Rate                                          4.9590%
 Amortization Type                                Interest Only
 IO Period (Months)                                          60
 Original Term to Maturity/ARD (Months)                      60
 Original Amortization Term (Months)                          0
 Lockbox                                                   Hard
 Cut-off Date LTV Ratio                                   78.8%
 LTV Ratio at Maturity or ARD                             78.8%
 Underwritten DSCR on NOI                                 1.99x
 Underwritten DSCR on NCF                                 1.91x
---------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       20

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       21

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Highwoods Portfolio Loan") as evidenced by the promissory note (the "Highwoods Note") is secured by a first priority trust, encumbering certain fee and leasehold interests in thirty-three office buildings containing 2,008,886 square feet of space located in Tampa, Florida and Charlotte, North Carolina (the "Highwoods Portfolio Properties").

The Highwoods Portfolio Loan was originated by IXIS Real Estate Capital Inc.
("IXIS") on July 22, 2005. The Highwoods Portfolio Loan represents approximately 7.7% of the initial mortgage pool balance and approximately 8.2%
of the initial loan group 1 balance, and has a principal balance as of the cut-off date of $160,000,000. The Highwoods Portfolio Loan has a remaining term of 60 months and a scheduled maturity date of August 5, 2010. The Highwoods
Portfolio Loan may be prepaid on or after April 5, 2010, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWERS. The borrowers are NC Owner LLC, a Delaware limited liability company and FLA Owner LLC, a Delaware limited liability company (each individually and collectively, the "Highwoods Portfolio Borrower") that own no material assets other than the Highwoods Property and related interests. Each
Highwoods Portfolio Borrower is a single purpose entity, with two independent non-member managers. Each Highwoods Portfolio Borrower is controlled by Capital
Partners, Inc ("Capital Partners") and their equity partners, GEB--AM, a wholly owned subsidiary of GE Capital Real Estate, Public Sector Pension Investment
Board and Lehman Brothers Real Estate Partners. The sponsor of the loan,
Capital Partners, is an Orlando-based real estate investment and management company formed in 1999. Capital Partners' three principals, Jim Heistand, Bill
Evans and Troy Cox are all formerly of Highwoods and have a combined 60 years of experience in the Florida real estate market. Capital Partners focuses on building value in under-priced, under-utilized and/or under-managed commercial properties. It owns, manages and leases over 2.4 million square feet of office space in the Jacksonville market.

LOCKBOX. The Highwoods Portfolio Loan requires a hard lockbox with in-place cash management. At origination, the Highwoods Portfolio Borrower was required to (i) deposit or cause to be deposited all rents and other income from the
Highwoods Portfolio Property and (ii) direct tenants to send their rental payments to a lockbox account maintained by Bank of America, N. A. Bank of
America, N. A. is required to sweep (on a daily basis) all funds on deposit in the lockbox account to a cash management account maintained by LaSalle Bank
National Association. The lockbox account, the cash management account and all subaccounts thereof are subject to the sole dominion, control and discretion of the lender.

THE PROPERTIES. The portfolio consists of thirty-three office buildings located in two distinct markets. Thirteen buildings, comprising 722,897 square feet are located in Tampa, FL and twenty buildings comprising 1,285,989 square feet are located in Charlotte, NC. The buildings are class A/B+ buildings between 15,000 square feet to 133,259 square feet in size. They were all built between 1971 and 1999 and have been well maintained through ongoing capital improvement programs. The business parks are surrounded by growth residential areas, retail and education centers.

The following table presents certain information relating to the major tenants at the Highwoods Portfolio Properties:



--------------------------------------------------------------------------------------
                                        TENANT
--------------------------------------------------------------------------------------
                                                                          PARENT
 PROPERTY                                    TENANT NAME                 COMPANY
------------------------------- --------------------------------- --------------------

 St. Paul Building              St. Paul Companies/USF&G           St. Paul Travelers
 Sabal Business Center Seven    Amerisourcebergen Corporation
 Atrium                         Corinthian Colleges, Inc.
 Sabal Business Center Four     Corinthian Colleges, Inc.
 4601 Park Square               General Electric Company (Dark)
 Sabal Park Plaza               Nova Southeastern University
 Parkway Plaza Building Eight   Greenpoint Financial Corp.
 Parkway Plaza Building 14      Ikon Office Solutions, Inc.
 Sabal Business Center Five     Lebhar Friedman, Inc.
 Sabal Lake Building            Time/Warner Retail Sales & Mar      Time Warner, Inc.
 Oak Hill Business Park Twin    Kraft General Foods, Inc.           Kraft Foods, Inc.
 Oak Hill Business Park Twin    Sunbelt Rentals, Inc.

                                      CREDIT                              BASE RENT
                                     RATINGS        SQUARE               PER SQUARE      LEASE
 PROPERTY                        (FITCH/MOODY'S)     FEET     % OF GLA      FOOT      EXPIRATION
------------------------------- ----------------- --------- ----------- ------------ -----------

 St. Paul Building                    A-/A3        80,559         4.0%     $ 15.30    4/30/2008
 Sabal Business Center Seven         BBB-/Ba2      71,054         3.5%     $ 16.44    6/30/2008
 Atrium                               NR/NR        53,990         2.7%     $ 18.54   10/31/2008
 Sabal Business Center Four           NR/NR        49,368         2.5%     $ 12.56    5/31/2011
 4601 Park Square                     NR/Aaa       41,790         2.1%     $ 16.00    6/30/2009
 Sabal Park Plaza                     NR/NR        41,179         2.0%     $ 17.50    1/31/2010
 Parkway Plaza Building Eight         NR/A2        40,615         2.0%     $ 14.50   12/31/2006
 Parkway Plaza Building 14            NR/Ba2       40,279         2.0%     $ 16.29   11/30/2006
 Sabal Business Center Five           NR/NR        39,945         2.0%     $ 17.31    4/30/2006
 Sabal Lake Building                BBB+/Baa1      34,151         1.7%     $ 18.62    7/31/2010
 Oak Hill Business Park Twin         BBB+/A3       30,077         1.5%     $ 15.80    2/28/2010
 Oak Hill Business Park Twin          NR/Ba3       29,039         1.4%     $ 10.23    8/31/2006


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       22

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Highwoods Portfolio Properties:



----------------------------------------------------------------------------------------
                                                             YEAR BUILT/
                 PROPERTY NAME                  LOCATION      RENOVATED     SQUARE FEET

 4601 Park Square ........................ Charlotte, NC     1971/2000        119,086
 Mallard Creek V ......................... Charlotte, NC       1999           117,456
 OakHill Business Park Twin Oak .......... Charlotte, NC       1985            96,933
 OakHill Business Park Water ............. Charlotte, NC       1985            95,367
 Parkway Plaza Building Fourteen ......... Charlotte, NC       1998            91,000
 Parkway Plaza Building Three ............ Charlotte, NC     1985/1999         82,421
 OakHill Business Park Live Oak .......... Charlotte, NC       1989            81,428
 OakHill Business Park Scarlet ........... Charlotte, NC       1981            77,179
 Mallard Creek I ......................... Charlotte, NC     1986/2003         67,352
 Mallard Creek III ....................... Charlotte, NC       1989            60,895
 Pinebrook ............................... Charlotte, NC       1985            60,871
 Parkway Plaza Building One .............. Charlotte, NC     1982/1997         57,917
 OakHill Business Park English ........... Charlotte, NC       1984            54,865
 Parkway Plaza Building Six .............. Charlotte, NC       1996            40,708
 Parkway Plaza Building Eight ............ Charlotte, NC     1986/1998         40,615
 OakHill Business Park Willow ............ Charlotte, NC       1982            36,824
 OakHill Business Park Laurel ............ Charlotte, NC       1983            34,536
 Parkway Plaza Building Eleven(1) ........ Charlotte, NC       1999            32,525
 Parkway Plaza Building Twelve(1) ........ Charlotte, NC       1998            23,011
 Mallard Creek IV ........................ Charlotte, NC       1993            15,000
 Atrium .................................. Tampa, FL           1989           133,259
 St. Paul Building ....................... Tampa, FL           1988            80,559
 Sabal Business Center Seven ............. Tampa, FL           1990            71,054
 Sabal Business Center Five .............. Tampa, FL           1988            60,578
 Registry Two ............................ Tampa, FL           1987            58,781
 Registry One ............................ Tampa, FL           1985            58,319
 Sabal Business Center Four .............. Tampa, FL           1984            49,368
 Sabal Lake Building ..................... Tampa, FL           1986            44,533
 Sabal Park Plaza ........................ Tampa, FL           1987            44,071
 Sabal Business Center One ............... Tampa, FL           1982            41,382
 Sabal Business Center Two ............... Tampa, FL           1984            33,125
 Registry Square ......................... Tampa, FL           1988            26,568
 Sabal Business Center Three ............. Tampa, FL           1984            21,300
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                 % OF        AVG.                    APPRAISED
                 PROPERTY NAME              SQUARE FEET      RENT      OCCUPANCY       VALUE

 4601 Park Square ........................      5.9%     $ 16.38         80.1%     $10,780,000
 Mallard Creek V .........................      5.8%     $ 18.56         67.0%     $14,980,000
 OakHill Business Park Twin Oak ..........      4.8%     $ 12.80         95.6%     $ 9,200,000
 OakHill Business Park Water .............      4.7%     $ 16.53         68.4%     $ 9,270,000
 Parkway Plaza Building Fourteen .........      4.5%     $ 15.56         93.2%     $ 8,160,000
 Parkway Plaza Building Three ............      4.1%     $ 13.12         68.7%     $ 6,920,000
 OakHill Business Park Live Oak ..........      4.-%     $ 16.99         88.4%     $ 8,750,000
 OakHill Business Park Scarlet ...........      3.8%     $  7.32         72.1%     $ 5,720,000
 Mallard Creek I .........................      3.4%     $ 15.63         78.5%     $ 7,420,000
 Mallard Creek III .......................      3.0%     $ 14.87         36.5%     $ 6,180,000
 Pinebrook ...............................      3.0%     $ 16.83         61.7%     $ 5,810,000
 Parkway Plaza Building One ..............      2.9%     $ 16.07         75.3%     $ 5,490,000
 OakHill Business Park English ...........      2.7%     $ 10.20         35.0%     $ 3,790,000
 Parkway Plaza Building Six ..............      2.0%     $ 16.82         71.6%     $ 3,510,000
 Parkway Plaza Building Eight ............      2.0%     $ 14.50        100.0%     $ 2,600,000
 OakHill Business Park Willow ............      1.8%     $ 17.28         81.6%     $ 3,870,000
 OakHill Business Park Laurel ............      1.7%     $ 15.75         51.0%     $ 3,130,000
 Parkway Plaza Building Eleven(1) ........      1.6%                     35.0%
 Parkway Plaza Building Twelve(1) ........      1.1%                     26.3%
 Mallard Creek IV ........................      0.7%     $ 15.96        100.0%     $ 1,750,000
 Atrium ..................................      6.6%     $ 19.12         94.1%     $16,750,000
 St. Paul Building .......................      4.0%     $ 15.30        100.0%     $10,750,000
 Sabal Business Center Seven .............      3.5%     $ 16.44        100.0%     $ 8,000,000
 Sabal Business Center Five ..............      3.0%     $ 18.06        100.0%     $ 7,900,000
 Registry Two ............................      2.9%     $ 18.28         83.7%     $ 6,550,000
 Registry One ............................      2.9%     $ 18.84         89.6%     $ 6,800,000
 Sabal Business Center Four ..............      2.5%     $ 12.56        100.0%     $ 5,900,000
 Sabal Lake Building .....................      2.2%     $ 18.48        100.0%     $ 4,800,000
 Sabal Park Plaza ........................      2.2%     $ 17.29        100.0%     $ 5,750,000
 Sabal Business Center One ...............      2.1%     $ 10.55         79.9%     $ 4,200,000
 Sabal Business Center Two ...............      1.6%     $ 10.30         85.4%     $ 3,400,000
 Registry Square .........................      1.3%     $ 15.73         72.1%     $ 2,450,000
 Sabal Business Center Three .............      1.1%     $ 15.45        100.0%     $ 2,450,000
------------------------------------------------------------------------------------------------


---------------------
(1)   Properties have $0 allocated loan balances and the cashflow, rent and values have been excluded from the table.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       23

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Highwoods Properties:



--------------------------------------------------------------------------------
                       LEASE ROLLOVER SCHEDULE(1),(2)
                       ------------------------------

                            NUMBER      SQUARE     % OF
                          OF LEASES      FEET      GLA        BASE RENT
            YEAR           EXPIRING    EXPIRING   EXPIRING     EXPIRING

 Vacant ................    NAP       403,577     20.1%          NAP
 Month-to-Month ........     0           0         0.0%      $         0
 2005 ..................     17        99,269      4.9%      $ 1,135,664
 2006 ..................     42       292,492     14.6%      $ 4,491,808
 2007 ..................     38       156,239      7.8%      $ 2,561,333
 2008 ..................     40       376,687     18.8%      $ 6,089,628
 2009 ..................     35       275,829     13.7%      $ 4,448,289
 2010 ..................     26       296,059     14.7%      $ 5,087,233
 2011 ..................     3         61,486      3.1%      $   778,135
 2012 ..................     4         23,852      1.2%      $   442,961
 2013 ..................     0           0         0.0%      $         0
 2014 ..................     0           0         0.0%      $         0
 2015 ..................     0           0         0.0%      $         0
 Thereafter ............     14        23,396      1.2%      $         0
--------------------------------------------------------------------------------
 TOTAL .................    219      2,008,886   100.0%      $25,035,052
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              % OF     CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                          BASE RENT   SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR           EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ................    NAP        403,577      20.1%            NAP            NAP
 Month-to-Month ........   0.0%        403,577      20.1%         $         0       0.0%
 2005 ..................   4.5%        502,846      25.0%         $ 1,135,664       4.5%
 2006 ..................  17.9%        795,338      39.6%         $ 5,627,472      22.5%
 2007 ..................  10.2%        951,577      47.4%         $ 8,188,805      32.7%
 2008 ..................  24.3%       1,328,264     66.1%         $14,278,433      57.0%
 2009 ..................  17.8%       1,604,093     79.8%         $18,726,723      74.8%
 2010 ..................  20.3%       1,900,152     94.6%         $23,813,956      95.1%
 2011 ..................   3.1%       1,961,638     97.6%         $24,592,091      98.2%
 2012 ..................   1.8%       1,985,490     98.8%         $25,035,052     100.0%
 2013 ..................   0.0%       1,985,490     98.8%         $25,035,052     100.0%
 2014 ..................   0.0%       1,985,490     98.8%         $25,035,052     100.0%
 2015 ..................   0.0%       1,985,490     98.8%         $25,035,052     100.0%
 Thereafter ............   0.0%       2,008,886    100.0%         $25,035,052     100.0%
---------------------------------------------------------------------------------------------
 TOTAL ................. 100.0%       2,008,886    100.0%         $25,035,052     100.0%
---------------------------------------------------------------------------------------------


THE MARKET(3). The Highwoods Portfolio Properties are located in two distinct markets: Tampa, Florida and Charlotte, North Carolina.

The Tampa metropolitan statistical area (MSA) is comprised of approximately 2.5 million people and population growth has registered 1.4% per year between 1990 and 2005. The Tampa Bay metropolitan area has an average employment growth rate of 12.1% over the past 5 year period, with office inventory growth of 7.7% over the same period. The resulting difference is a positive 4.4%, which is higher than the 10 largest markets in the United States. The Tampa properties are located in the I-75 Corridor submarket, a major East Hillsborough suburban office market which extends from Pasco County to the north through the city of
Brandon to the east, to the town of Rushkin to the south and west to the Tampa
CBD.

All of the Tampa properties are located within Sabal Park, a 1000+ acre mixed-used development located on Interstate 75, approximately, 6.5 miles east of downtown Tampa. Currently, Sabal Park has over four million square feet of existing space, with two million square feet of office space and a mix of office/service center, hotel, warehouse, and light industrial comprises the remaining space. The Sabal Park area is located between the employment center and port area of the city of Tampa to the west and the county's leading residential growth area of Brandon to the east and south.

The Charlotte MSA is comprised of 1.5 million people and the city of Charlotte is ranked as the 26th largest in the Unites States with over 614,330 residents.
The population of the Charlotte metropolitan region expanded by 74% over the past 20 years and by 25.5% throughout the 1990's. Approximately 56% of the U.S.
population is within a 650-mile radius of Charlotte, an area accessible by
24-hour truck delivery or two-hour flight. Charlotte serves as the corporate headquarters for two of the nation's largest banks, and ranks second only to
New York City as the country's leading financial center with $1.11 trillion in banking assets.

The Charlotte buildings are located in three distinct sub-markets: I-77
Corridor, Park Road and Northeast/University. The I-77 Corridor submarket contains 15 buildings with 906,200 square feet, the Park Road submarket contains one building with 119,086 square feet and the University submarket contains four buildings with 260,703 square feet. This totals 1,285,989 square feet across the Charlotte portion of the portfolio.

The I-77 Corridor is the largest suburban office submarket in Charlotte and is second only in size to downtown when comparing all submarkets in the city. The market has over 5.95 million square feet of multi-tenant office space representing 18.5% of the overall Charlotte office market. The area has

---------------------
(1)   Information obtained from borrowers rent roll.
(2)   The calculation of base rent expiring, % of base rent expiring, cumulative base rent expiring and cumulative % of base rent expiring excludes base rent from Parkway Plaza Building 11 and Parkway Plaza Building Twelve.
(3)   Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       24

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

a well-diversified economy and extensive tenant base. Major relocations to the area include Microsoft's East Coast Operations Centers (350,000 square feet),
Time Warner Cable (100,000 square feet) and Equifirst (200,000 square feet).
The submarket also includes Fortune 500 companies like USA Today, Kraft Foods,
Hormel Foods, Blue Cross, and Martin Marietta. The submarket has historically attracted tenants needing convenient access to Charlotte Douglas International
Airport.

The Park Road submarket is the 9th largest submarket in Charlotte with 737,000 square feet. The submarket is adjacent to the SouthPark submarket. In the 4th quarter 2004 the vacancy rate was 13.0% and average rents of $16.84/square foot. 119,086 square feet of office space within the Highwoods portfolio is located within the Park Road submarket, which is 5.9% of the total portfolio space.

The Northeast/University submarket of Charlotte is the fastest growing corridor of the city, anchored by the University of North Carolina at Charlotte. The
submarket and the business park (Mallard Creek) offer an excellent location between both I-85 and I-77 which in fact enables it to lure tenants from the
Northern submarket broadening its potential tenant base. The park caters well to smaller users seeking a professional office environment yet typically needing space below 10,000 square feet in size. This offers convenient space for the numerous supporting businesses of the large corporate users in the area.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Highwoods Portfolio Property:

        ----------------------------------------------------------
                            ESCROWS / RESERVES
                            ------------------

          TYPE:                             INITIAL      MONTHLY
          Taxes ........................  $1,147,439    $229,488
          Insurance ....................  $  121,400    $      0
          Immediate Repairs ............  $1,641,515    $      0
          Capital Expenditures .........  $4,758,485    $ 33,481
          Rollover Reserve .............  $9,112,000    $137,500
        ----------------------------------------------------------

Capital Expenditures Monthly Reserves: Commencing on the payment date occuring in July, 2008. The monthly reserve is equal to 1/12th the product of $0.20 and the aggregate rentable square feet.

Rollover Reserve: Commencing on the later to occur of the July 2008 payment date or when subaccount is less than $1,650,000.

Ground Rent Reserve: On or prior to each monthly payment date, the Highwoods
Portfolio Loan Borrower will fund into the ground reserve the aggregate rent, additional rent, and other sums payable under the ground lease.

ADDITIONAL DEBT.  In addition to the first mortgage collateral, the $40MM loan is secured by a guaranty of an affiliate of borrower which guaranty is secured by an upper tier pledge of 100% of the indirect equity interests in borrower as well as 100% of the cash flow distributions (after debt service) received from the properties securing the subject transaction.

RELEASE PROVISIONS. At any time after two (2) years from the closing date certain parcels may be (a) sold provided after giving effect to such release the Underwritten Debt Service Coverage Ratio shall not be less than 1.45:1 and the release price shall be 120% of the allocated loan amount for such property or (b) recapitalized provided the release price shall be the greater of (i)
120% of the allocated loan amount and (ii) the appraised fair market value for such property and provided further that the Highwoods Portfolio Borrower shall make a partial defeasance of principal in an amount equal to the release price for such property.

SUBSTITUTION PROVISIONS. Prior to the occurrence of the related maturity date and provided that no event of default shall have occurred and be continuing, a
Highwoods Borrower may obtain a release of the lien of the mortgage encumbering an individual property (a "Substituted Property") by substituting therefor another office property of like kind and quality acquired by such Highwoods
Borrower (individually, a "Substitute Property" and collectively, the
"Substitute Properties"), provided that the following conditions precedent among others are satisfied: (i) the fair market value of the Substitute
Property is not less than the fair market value of the Substituted Property as of the date immediately preceding the substitution; (ii) after giving effect to the substitution, the underwritten debt service coverage ratio for the
Highwoods Properties (excluding the Substituted Property and including the
Substituted Property) is not less than the underwritten debt service coverage ratio for the Highwoods Properties as of the date hereof and as of the date immediately preceding the substitution; and (iii) no event of default shall have occurred and be continuing.

SEVERANCE PROVISIONS. After September 5, 2006, the lender under the Highwoods
Portfolio Loan is not permitted to unreasonably withhold its consent to not more than one (1) sale on a Payment Date of such portion of the Highwoods
Properties as shall be designated by the Highwoods Borrower (the

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       25

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

"Severed Properties") to a buyer, and the Highwoods Borrower may obtain a release of the Severed Properties from the lien of the mortgage to permit the sale of the Severed Properties to such buyer and an assumption by such Buyer of a portion of the Highwoods Loan (the "Severed Loan"), upon satisfaction of certain conditions, including, without limitation, that: (i) the sale of the
Severed Properties is pursuant to an armslength agreement with an independent party (only in connection with a transaction that is not a recapitalization);
(ii) no default or event of default shall have occurred and be continuing;
(iii) the lender will have the right to approve or disapprove the proposed buyer in its reasonable discretion; (iv) after giving effect to the severance transaction, the underwritten debt service coverage ratio of each of the
Severed Loan and the Highwoods Portfolio Loan, as modified, shall be either (a)
not less than 1.60:1 or (b) not less than both the underwritten debt service coverage ratio on the date hereof and immediately prior to the severance transaction; (v) the gross purchase price for the Severed Properties shall be not less than the product of (a) the sum of the allocated loan amounts of all such Severed Properties and (b) 1.25; and(vi) after giving effect to the severance transaction, the outstanding principal balance of (a) the Highwoods
Portfolio Loan, as modified, and (b) the Severed Loan, shall not be less than
30% of the outstanding principal balance of the Highwoods Loan immediately prior to the severance transaction.

PROPERTY MANAGEMENT. The Highwoods Portfolio Property is managed by Capital
Partners pursuant to a property management agreement. The property manager is entitled to a management fee generally equal to 3% of the gross rental receipts for the Highwoods Portfolio Property, plus certain incentive fees. The property manager's rights pursuant to the property management agreement have been subordinated to all liens and security interests created or to be created for the benefit of the lender in connection with the Highwoods Portfolio Loan.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       26

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

FINANCIAL SQUARE
----------------

[FINANCIAL SQUARE PHOTO OMITTED]

[FINANCIAL SQUARE PHOTO OMITTED]

--------------------------------------------------------------
                    PROPERTY INFORMATION
--------------------------------------------------------------
 Number of Mortgaged Real Properties                       1
 Location (City/State)                          New York, NY
 Property Type                                        Office
 Size (Square Feet)                                1,030,531
 Percentage Occupancy as of June 6, 2005               86.0%
 Year Built                                             1987
 Year Renovated                                          NAP
 Appraisal Value                                $253,000,000
 # of Tenants                                             15
 Average Rent Per Square Foot                         $26.03
 Underwritten Occupancy                                86.0%
 Underwritten Revenues                           $40,776,176
 Underwritten Total Expenses                     $20,629,351
 Underwritten Net Cash Flow (NOI)                $20,146,825
 Underwritten Net Cash Flow (NCF)                $18,033,965

--------------------------------------------------------------

--------------------------------------------------------------
                    MORTGAGE LOAN INFORMATION
--------------------------------------------------------------
 Mortgage Loan Seller                                   MLML
 Loan Group                                                1
 Origination Date                               June 7, 2005
 Cut-off Date Principal Balance                 $130,000,000
 Cut-off Date Loan Balance Per SF/Unit                  $126
 Percentage of Initial Mortgage Pool Balance            6.3%
 Number of Mortgage Loans                                  1
 Type of Security (fee/leasehold)                        Fee
 Mortgage Rate                                       4.8060%
 Amortization Type                             Interest Only
 IO Period (Months)                                       84
 Original Term to Maturity/ARD (Months)                   84
 Original Amortization Term (Months)                       0
 Lockbox                                                Hard
 Cut-off Date LTV Ratio                                51.4%
 LTV Ratio at Maturity or ARD                          51.4%
 Underwritten DSCR on NOI                              3.18x
 Underwritten DSCR on NCF                              2.85x
 Shadow Rating (DBRS/Fitch/Moody's)             A/A+/Baa1(1)
--------------------------------------------------------------

(1)  It has been confirmed by DBRS, Fitch and Moody's, in accordance with their respective methodologies that the Financial Square mortgage loan has credit characteristics consistent with a A, A+ and Baa1 rated investment grade obligation, respectively.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       27

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       28

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Financial Square Loan") is evidenced by a single promissory note secured by a first mortgage encumbering an office building (the "Financial Square Property") located in New York, New York. The
Financial Square Loan represents approximately 6.3% of the initial mortgage pool balance and approximately 6.6% of the initial loan group 1 balance.

The Financial Square Loan was originated on June 7, 2005, and has a principal balance as of the cut-off date of $130,000,000. The Financial Square Loan has a remaining term of 83 months and a scheduled maturity date of July 1, 2012. The
Financial Square Loan may be prepaid on or after January 1, 2012, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrowing entity, FSQR, L.P. ("The Financial Square
Borrower"), is a newly formed single purpose limited partnership owned and controlled directly or indirectly by Paramount Group Real Estate Fund II, L.P., which is controlled by Paramount Group, Inc. Paramount Group, Inc. is a
privately owned real estate, acquisition, redevelopment and management firm based in New York City. It owns and manages office buildings in Manhattan totaling 8.3 million square feet. Paramount Group, Inc. was founded in 1968 in
Chicago and relocated to New York in 1976. The company is part of a multi-billion dollar international group of companies, founded by Werner Otto, comprising real estate, mail order and retail marketing and including such names as Otto Versand, ECE Projektmanagement and Park Property Management.
Paramount Group, Inc. provides a full range of asset management and property management services including on-site property management, leasing and marketing, financing, construction management, long-term asset management, and financial reporting.

LOCKBOX. The Financial Square loan requires a "Hard Lockbox with Springing Cash
Management". At origination, the Financial Square Borrower was required to establish a lockbox account, requiring the Financial Square Borrower to direct the tenants to pay their rents directly to the lockbox account. Each business day, all funds in the lockbox account are transferred to a cash management account. Upon the occurrence of and during continuance of a "trigger event,"
funds in the cash management account are applied to (a) if the trigger event is an event of default, to fund a tax and insurance reserve account, (b) pay monthly debt service, (c) fund a rollover reserve account as required under the loan documents, (d) fund a replacement reserve account as required under the loan documents, and lastly, (e) unless the trigger event is an event of default under the mortgage loan, pay any excess amount to the Financial Square
Borrower. A "trigger event" shall occur upon (i) an event of default under the loan documents or (ii) DSCR dropping below 1.20x. If a trigger event is caused by a DSCR less than 1.20x, it will be deemed cured in the event a DSCR of 1.30x is achieved as determined by Lender from Borrower's quarterly financial reports. DSCR shall be defined as the ratio of NOI divided by actual annual debt service due on the Financial Square Loan. NOI shall be calculated on a trailing 12 month basis for the purposes of determining whether a "trigger event" has occurred but on an annualized trailing 3 month period for the purposes of determining whether a "trigger event" has been cured.

THE PROPERTY. The Financial Square Property consists of a fee simple interest in a 36-story multi-tenant class A office building with 1,030,531 square feet of net rentable area on a 42,176 square foot parcel of land. The Financial
Square Property is located at 32 Old Slip, New York, NY, and occupies the entire block bounded by Front Street, Gouverneur Lane, Old Slip and South
Street. The building was constructed in 1987. The Financial Square Property contains a private, 108-space, multi-level parking garage beneath the building exclusively for tenant use.

The following table presents certain information relating to the major tenants at the Financial Square Property:



--------------------------------------------------------------------------------
                                  TENANT(1)
                                  ---------

 TENANT NAME                        PARENT COMPANY         CREDIT RATINGS(2)
                                                            (FITCH/MOODY'S)

 Goldman, Sachs & Co. ..   The Goldman Sachs Group, Inc.        AA-/Aa3
 Goldman, Sachs & Co. ..   The Goldman Sachs Group, Inc.        AA-/Aa3
 Daiwa Securities ......   Daiwa Securities Group, Inc.        BBB+/Baa3
 T.D. Waterhouse(3).....       Toronto-Dominion Bank            NR/Aa3
 Frank Crystal & Co.(4).                N/A                      NR/NR
 The Bank of New York ..  Bank of New York Company, Inc.        AA-/Aa3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       BASE RENT       LEASE
 TENANT NAME               SQUARE FEET    % OF GLA  PER SQUARE FOOT  EXPIRATION

 Goldman, Sachs & Co. ...   162,838         15.8%      $ 33.40      10/15/2010
 Goldman, Sachs & Co. ...    75,600          7.3%      $ 28.61       8/14/2012
 Daiwa Securities .......   147,016         14.3%      $ 27.30       8/31/2010
 T.D. Waterhouse(3) .....   135,066         13.1%      $ 36.44       2/28/2021
 Frank Crystal & Co.(4)..    71,084          6.9%      $ 26.16       9/30/2019
 The Bank of New York ...    66,472          6.5%      $ 32.00       1/13/2009
--------------------------------------------------------------------------------


---------------------
(1)  Information obtained from the Financial Square Borrower's rent roll except credit ratings.
(2)  Credit ratings are of the parent company, whether or not the parent guarantees the lease.
(3)  Tenant will begin occupancy in July 2006.
(4)  Tenant has free rent until April 1, 2006.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       29

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Financial Square Property:



--------------------------------------------------------------------------------
                       LEASE ROLLOVER SCHEDULE(1),(2)
                       ------------------------------

                            NUMBER      SQUARE       % OF
                          OF LEASES      FEET        GLA       BASE RENT
            YEAR           EXPIRING    EXPIRING   EXPIRING     EXPIRING

 Vacant ................    NAP        144,746       14.0%       NAP
 Month-to-Month ........     2             300        0.0%   $     8,910
 2005 ..................     0               0        0.0%   $         0
 2006 ..................     1          21,600        2.1%   $ 1,036,800
 2007 ..................     2          17,819        1.7%   $   423,651
 2008 ..................     2          89,207        8.7%   $ 2,578,816
 2009 ..................     1          66,472        6.5%   $ 2,127,104
 2010 ..................     2         309,854       30.1%   $ 9,452,702
 2011 ..................     0               0        0.0%   $         0
 2012 ..................     2          90,796        8.8%   $ 2,497,012
 2013 ..................     0               0        0.0%   $         0
 2014 ..................     1          17,791        1.7%   $   569,312
 2015 ..................     0               0        0.0%   $         0
 Thereafter ............     3         271,946       26.4%   $ 4,359,805
------------------------     --      ---------      -----    -----------
 TOTAL .................     16      1,030,531      100.0%   $23,054,112
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                              % OF     CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                          BASE RENT   SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR           EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ................     NAP         144,746        14.0%         NAP             NAP
 Month-to-Month ........      0.0%       145,046        14.1%     $     8,910         0.0%
 2005 ..................      0.0%       145,046        14.1%     $     8,910         0.0%
 2006 ..................      4.5%       166,646        16.2%     $ 1,045,710         4.5%
 2007 ..................      1.8%       184.465        17.9%     $ 1,469,361         6.4%
 2008 ..................     11.2%       273,672        26.6%     $ 4,048,177        17.6%
 2009 ..................      9.2%       340,144        33.0%     $ 6,175,281        26.8%
 2010 ..................     41.0%       649,998        63.1%     $15,627,983        67.8%
 2011 ..................      0.0%       649,998        63.1%     $15,627,983        67.8%
 2012 ..................     10.8%       740,794        71.9%     $18,124,995        78.6%
 2013 ..................      0.0%       740,794        71.9%     $18,124,995        78.6%
 2014 ..................      2.5%       758,585        73.6%     $18,694,307        81.1%
 2015 ..................      0.0%       758,585        73.6%     $18,694,307        81.1%
 Thereafter ............     18.9%     1,030,531       100.0%     $23,054,112       100.0%
-----------------------------------------------------------------------------------------------
 TOTAL .................    100.0%     1,030,531       100.0%     $23,054,112       100.0%
-----------------------------------------------------------------------------------------------


THE MARKET(3). The Financial Square Property is located in the downtown financial east office submarket, which has an estimated Class A inventory of
23,615,392 square feet. The direct weighted average rent for similar properties is $37.17 per square foot. The Financial East Submarket as of the first quarter of 2005, has a direct vacancy rate of 9.9%.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Financial Square Loan:

           --------------------------------------------------------
                               ESCROWS / RESERVES
                               ------------------
            TYPE:                             INITIAL     MONTHLY

            Replacement Reserve .........  $        0    $17,176
            Free Rent Reserve ...........  $3,325,000    $     0
            TI/LC Reserve ...............  $4,306,729    $     0
           --------------------------------------------------------

Taxes and Insurance: Springing on an event of default.

Replacement Reserve: A replacement reserve of $0.20 per-square-foot per annum
(up to a cap of $200,000) will be funded monthly into the Replacement Reserve
Account. Amounts on deposit in the Replacement Reserve Account will be available to the Financial Square Borrower for reimbursement of capital expenditures incurred.

Free Rent Reserve: At closing, the Financial Square Borrower deposited into a reserve account (the "Free Rent Reserve Account") an amount equal to $3,325,000 for the TD Waterhouse and Frank Crystal leases, which amount shall be reduced monthly on a straight line basis.

Rollover Reserves: No ongoing Rollover Reserve shall be required unless the
Financial Square Borrower fails to receive notice that Goldman Sachs and/or
Daiwa have renewed their leases on terms comparable to the existing leases by the earlier to occur of the notice date under the applicable lease or 18 months prior to the lease termination date (the "Rollover Reserve Start Date").
Commencing on the Rollover Reserve Start Date, if any, the Financial Square
Borrower shall be required to deposit on a monthly basis $180,000 up to a maximum of $3,240,000 if Goldman Sachs has not renewed and $163,000 up to a maximum of $2,934,000 if Daiwa has not renewed into a reserve account (the
"Rollover Reserve Account"). Amounts on deposit in the Rollover Reserve Account will be available to the Financial Square Borrower for reimbursement of actual costs of tenant improvements and leasing commissions related to the re-leasing of the Goldman Sachs and Daiwa space.

Landlord TI/LC Reserve: At closing the Financial Square Borrower escrowed
$4,306,729 for certain unfunded tenant improvements and leasing commissions.

---------------------
(1)    Information obtained from the Financial Square Borrower's rent roll.
(2)    TD Waterhouse will begin occupancy in July 2006.
(3)    Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       30

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

ADDITIONAL DEBT. Up to $10,000,000 in mezzanine financing may be permitted in the future, to be secured by partnership interests in the Financial Square
Borrower. Subordinate debt will be subject to a maximum loan-to-value of 60%
and a debt service coverage ratio of no less than 1.20x.

PROPERTY MANAGEMENT. The property manager for the Financial Square Property is the Paramount Group, Inc., which is an affiliate of the Financial Square
Borrower, L.P. Established in 1968, Paramount Group Inc.'s asset management skills include leasing, finance, and both acquisition and disposition. The company currently owns and manages ten office buildings in Manhattan, totaling
8.3 million square feet. Cushman and Wakefield has been retained for the leasing of the existing vacant space which totals approximately 145,000 square feet.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       31

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE WESTCHESTER
---------------

[THE WESTCHESTER PHOTO OMITTED]

[THE WESTCHESTER PHOTO OMITTED]

-------------------------------------------------------------
                     PROPERTY INFORMATION
-------------------------------------------------------------
 Number of Mortgaged Real Properties                       1
 Location (City/State)                      White Plains, NY
 Property Type                               Anchored Retail
 Size (Square Feet)                                  831,841
 Percentage Occupancy as of May 19, 2005               97.0%
 Year Built                                             1995
 Year Renovated                                          NAP
 Appraisal Value                                $700,000,000
 # of Tenants                                            140
 Average Rent Per Square Foot                         $32.46
 Underwritten Occupancy                             95.0%(1)
 Underwritten Revenues                           $54,731,010
 Underwritten Total Expenses                     $17,228,319
 Underwritten Net Cash Flow (NOI)                $37,502,691
 Underwritten Net Cash Flow (NCF)                $36,436,269

 -------------------------------------------------------------

---------------------------------------------------------------
                     MORTGAGE LOAN INFORMATION
---------------------------------------------------------------
 Mortgage Loan Seller                                   MLML
 Loan Group                                                1
 Origination Date                               June 1, 2005
 Cut-off Date Principal Balance                 $100,000,000
 Cut-off Date Loan Balance Per SF                       $120
 Percentage of Initial Mortgage Pool Balance            4.8%
 Number of Mortgage Loans                                  1
 Type of Security (fee/leasehold)              Fee/Leasehold
 Mortgage Rate                                       4.6901%
 Amortization Type                             Interest Only
 IO Period (Months)                                       60
 Original Term to Maturity/ARD (Months)                   60
 Original Amortization Term (Months)                       0
 Lockbox                                                Hard
 Cut-off Date LTV Ratio                         42.9%(2),(3)
 LTV Ratio at Maturity or ARD                   42.9%(2),(4)
 Underwritten DSCR on NOI                       2.63x(2),(5)
 Underwritten DSCR on NCF                       2.55x(2),(6)
 Shadow Rating (DBRS/Fitch/Moody's)         A(high)/A+/A3(7)
---------------------------------------------------------------

---------------------

(1) Represents in-line occupancy only. The anchors, Nordstrom and Neiman Marcus, were underwritten at 100% occupancy given their respective credit rating.
(2) Based on the aggregate principal balance of the Westchester mortgage loan and the ($200,000,000) Westchester pari passu non-trust loan evidencing the
    Westchester loan combination, but excluding the related $60 million, $50 million and $90 million subordinate non-trust loans.
(3) If the subordinate non-trust loans had been included in the calculation, the resulting Cut-off Date LTV Ratio would have been 71.4%.
(4) If the subordinate non-trust loans had been included in the calculation, the resulting LTV Ratio at maturity or ARD would have been 71.4%.
(5) If the subordinate non-trust loans had been included in the calculation, the resulting Underwritten DSCR on NOI would have been 1.52x.
(6) If the subordinate non-trust loans had been included in the calculation, the resulting Underwritten DSCR on NCF would have been 1.48x.
(7) It has been confirmed by DBRS, Fitch and Moody's in accordance with their respective methodologies that The Westchester mortgage loan has credit characteristics consistent with an A(high), A+ and A3 rated investment grade obligation, respectively.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       32

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       33

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan ("The Westchester Loan") is evidenced by one (1) of multiple promissory notes secured by a first mortgage encumbering a class A regional mall located in White Plains, New York (" The Westchester Property").
The Westchester Loan has a principal balance of $100,000,000 as of the cut-off date and represents approximately 4.8% of the initial mortgage pool balance and approximately 5.1% of the initial loan group 1 balance and is shadow-rated
A(high), A+ and A3, by DBRS, Fitch and Moody's respectively. The Westchester
Loan was originated on June 1, 2005, and has a remaining term of 58 months to its maturity date of June 1, 2010. The Westchester Loan provides for 58 months of interest only payments during its remaining loan term. The Westchester Loan may be prepaid on or after September 1, 2009 and permits defeasance with United
States government obligations beginning two years after the creation of the securitization trust.

One of the multiple promissory notes, which has a principal balance of
$200,000,000 as of the cut-off date, is pari passu in right of payment and in other respects to The Westchester Loan and has the same interest rate, maturity date and amortization term as The Westchester Loan and is held outside the trust. The other notes (which fall into three (3) tiers of priority -- a "B note" tier, a "C note" tier and a "D note" tier, which have principal balances of $60,000,000, $50,000,000 and $90,000,000, respectively, as of the cut-off date) are subordinate in right of payment and in other respects to The
Westchester Loan and The Westchester pari passu non-trust loan.

THE BORROWER. The borrower, Westchester Mall, LLC ("The Westchester Borrower"),
a Delaware limited liability company, is a single purpose entity and controlled indirectly by Simon Property Group, L.P. (NYSE: "SPG") (rated "BBB" by Fitch and "Baa2" by Moody's), which has an indirect 40% ownership interest in The
Westchester Borrower. Institutional Mall Investors, LLC ("IMI") also has an indirect 40% ownership interest in The Westchester Borrower. California Public
Employees' Retirement System ("CalPERS") has approximately 99% ownership interest in IMI.

SPG is an Indianapolis-based real estate investment trust primarily engaged in the ownership, operation, leasing, management, acquisition, expansion and development of primarily regional malls and community shopping centers. SPG is the largest publicly traded retail real estate company in North America with a total equity market capitalization of approximately $14 billion as of April 23,
2005. As of December 31, 2004, SPG owned or held an interest in 296 income-producing properties in the United States, which consisted of 171 regional malls, 71 community shopping centers, 31 premium outlet centers and 23 other properties in 40 states and Puerto Rico. In addition, SPG also own interests in twelve parcels of land held in the United States for future development and have ownership interests in 51 European shopping centers
(located in France, Italy, Poland and Portugal); five premium outlet centers in
Japan; one premium outlet center in Mexico; and one shopping center in Canada.
For the year ended December 31, 2004, SPG had total revenues of $2.7 billion and net income of $449.9 million.

CalPERS provides retirement and health benefits to more than 1.4 million public employees, retirees, and their families and more than 2,500 employers. With
$184.6 billion in assets under management, CalPERS is one of the world's largest financial services organizations. As of February 28, 2005, CalPERS'
total real estate investments have an estimated value of $11.4 billion.

LOCKBOX. The Westchester Loan requires a "Hard Lockbox with Springing Cash
Management". The Westchester Borrower is required to instruct all tenants to make their monthly rental payments directly into a bank account acceptable to and for the benefit of the lender (the "Lockbox Account"). The lender will receive a first priority pledge of the Lockbox Account as additional security for The Westchester Loan. All sums deposited in the Lockbox Account is transferred to the Westchester Borrower on each business day. Cash management is triggered upon the occurrence of either of the following events (each a
"Cash Management Trigger Event") (i) an event of default under the loan documents or (ii) net operating income for the trailing four calendar quarters as of the end of any two consecutive calendar quarters have decreased to less than $27,101,250.00 (an "NOI Trigger Event"). Following a Cash Management
Trigger Event, all amounts on deposit in the Lockbox Account will be transferred on a weekly basis to a lender-controlled account (the "Cash
Management Account") and will be disbursed by the lender in accordance with the payment priorities set forth in the related mortgage loan documents. A Cash
Management Trigger Event due to an NOI Trigger Event will be terminated: (i) if the net operating income from The Westchester Property certified by The
Westchester Borrower in its quarterly financial statements is such that the net operating income for the trailing four calendar quarters as of the end of any two consecutive calendar quarters have increased to an amount equal to or greater than $27,101,250.00, or (ii) if The Westchester Loan is paid in full or defeased in accordance with the loan documents.

THE PROPERTY. Constructed in 1995, The Westchester Property is a three-story upscale regional mall with approximately 831,000 square feet of net rentable space located in White Plains, Westchester County, New York. The Westchester
Property is anchored by Nordstrom and Neiman Marcus. Major tenants include
Crate & Barrel, Brooks Brothers, Restoration Hardware, Fye, Victoria's Secret,
Pottery Barn, Banana Republic, Abercrombie & Fitch and Anthropologie.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       34

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at The Westchester Property.



---------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT INFORMATION(1)
                                                       ---------------------

                                                             CREDIT RATINGS      SQUARE    % OF        BASE RENT        LEASE
          TENANT NAME                  PARENT COMPANY      (FITCH/MOODY'S)(2)     FEET      GLA     PER SQUARE FOOT   EXPIRATION

 Nordstrom(3) .............         Nordstrom, Inc.               A-/Baa1      206,197     24.8%         NAP           3/31/ 2035
 Neiman Marcus ............  The Neiman Marcus Group, Inc.        NR/Baa2      143,196     17.2%        $  6.54         1/21/2017
 Crate & Barrel ...........     Euromarket Designs Inc.            NR/NR        32,591      3.9%        $ 27.00         1/31/2011
 Brooks Brothers ..........   Retail Brand Alliance, Inc.          NR/NR        12,363      1.5%        $ 48.81        3/31/ 2010
 Restoration Hardware .....    Restoration Hardware, Inc.          NR/NR        10,500      1.3%        $ 33.00         8/31/2010
 Victoria's Secret ........       Limited Brands, Inc.            NR/Baa2       10,000      1.2%        $ 55.00         1/31/2015
---------------------------------------------------------------------------------------------------------------------------------


The following table presents certain information relating to the lease rollover schedule at The Westchester Property.



--------------------------------------------------------------------------------
                      LEASE ROLLOVER SCHEDULE(4)
                      --------------------------

                        NUMBER     SQUARE       % OF
                      OF LEASES     FEET        GLA       BASE RENT
          YEAR         EXPIRING   EXPIRING   EXPIRING     EXPIRING

 Vacant ............     NAP       15,019     1.8%           NAP
 Month-to-Month.....       0            0     0.0%      $         0
 2005 ..............       8       10,026     1.2%      $   739,321
 2006 ..............      12       20,742     2.5%      $ 1,448,886
 2007 ..............      14       77,418     9.3%      $ 3,683,234
 2008 ..............       9       30,990     3.7%      $ 1,369,449
 2009 ..............       4       10,429     1.3%      $   494,250
 2010 ..............      19       75,763     9.1%      $ 3,798,822
 2011 ..............      12       68,776     8.3%      $ 2,812,186
 2012 ..............       8       27,225     3.3%      $ 1,367,686
 2013 ..............       6       14,055     1.7%      $   931,029
 2014 ..............       8       15,983     1.9%      $   974,595
 2015 ..............      33       93,625    11.3%      $ 6,536,481
 2016 ..............       7       15,097     1.8%      $ 1,139,443
 2017 ..............       1      143,196    17.2%      $   936,504
 Thereafter ........       2      213,497    25.7%      $   284,700
--------------------------------------------------------------------------------
 TOTAL .............     143      831,841   100.0%      $26,516,585
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                       % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                         RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
          YEAR         EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ............        NAP       15,019          1.8%         NAP              NAP
 Month-to-Month.....       0.0%       15,019          1.8%     $         0         0.0%
 2005 ..............       2.8%       25,045          3.0%     $   739,321         2.8%
 2006 ..............       5.5%       45,787          5.5%     $ 2,188,207         8.3%
 2007 ..............      13.9%      123,205         14.8%     $ 5,871,441        22.1%
 2008 ..............       5.2%      154,195         18.5%     $ 7,240,890        27.3%
 2009 ..............       1.9%      164,624         19.8%     $ 7,735,140        29.2%
 2010 ..............      14.3%      240,387         28.9%     $11,533,962        43.5%
 2011 ..............      10.6%      309,163         37.2%     $14,346,148        54.1%
 2012 ..............       5.2%      336,388         40.4%     $15,713,834        59.3%
 2013 ..............       3.5%      350,443         42.1%     $16,644,863        62.8%
 2014 ..............       3.7%      366,426         44.1%     $17,619,458        66.4%
 2015 ..............      24.7%      460,051         55.3%     $24,155,939        91.1%
 2016 ..............       4.3%      475,148         57.1%     $25,295,381        95.4%
 2017 ..............       3.5%      618,344         74.3%     $26,231,885        98.9%
 Thereafter ........       1.1%      831,841        100.0%     $26,516,585       100.0%
-------------------------------------------------------------------------------------------
 TOTAL .............     100.0%      831,841        100.0%     $26,516,585       100.0%
-------------------------------------------------------------------------------------------


---------------------
(1) Information obtained from The Westchester Borrower's rent roll except credit ratings.
(2) Credit ratings are of the parent company whether or not the parent guarantees the lease.
(3) In lieu of base rent, Nordstrom pays a percentage of gross annual sales for rent.
(4) Information obtained from underwritten rent roll and makes certain leasing assumptions.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       35

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE MARKET(1). The Westchester Property is located in the city of White Plains,
Westchester County, New York. White Plains is situated in lower-central
Westchester County and comprises a total of 9.6 square miles and is the fourth largest city, by population, within the county. It is bordered to the west by the Town of Greenburgh, to the north by the towns of North Castle and Harrison, to the east by the town of Harrison, and to the south by the Village of
Scarsdale. White Plains is the county seat for Westchester County and the central business district contains over 4.5 million square feet of class "A"
office space. Westchester County is home to numerous major corporations including the headquarters offices of International Business Machines, PepsiCo,
ITT Industries and Starwood Hotels & Resorts.

The 2004 estimated population within a 5, 10, and 15 mile radius is 203,271,
765,164, and 2,329,045, respectively. The 2004 estimated average household income within a 5, 10, 15 mile radius is $135,315, $114,786 and $86,638, respectively.

ESCROWS. The following escrow/reserve accounts have been established with respect to The Westchester Loan:

Replacement, Tax and Insurance Reserves. Replacement, tax and insurance are required upon the occurrence of a NOI Trigger Event until the termination thereof. The Westchester Borrower is permitted pursuant to the loan documents to provide a guaranty by SPG or IMI in lieu of making the deposits.

ADDITIONAL DEBT. The Westchester Borrower is also the borrower under additional loans which are part of a non-serviced loan combination. The unpaid principal balance of the Westchester pari passu non-trust loan is $200,000,000 and the unpaid principal balances of the other loans, which fall into three (3) tiers of priority -- a "B note" tier, a "C Note" tier and a "D note" tier, are aggregated by tier $60,000,000, $50,000,000 and $90,000,000, respectively.

PROPERTY MANAGEMENT. Simon Management Associates, LLC, a Delaware limited liability company ("SMA"), an affiliate of The Westchester Borrower, manages
The Westchester Property. Headquartered in Indianapolis, Indiana. SMA is a
wholly owned subsidiary of SPG. SMA provides day-to-day property management functions including leasing, management and development services to most of the
SPG properties.

---------------------
(1) Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       36

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

U-HAUL (Copyright)  SELF STORAGE PORTFOLIOS II, III AND IV
----------------------------------------------------------

[U-HAUL (Copyright)  SELF STORAGE PORTFOLIOS II, III AND IV PHOTO OMITTED]

[U-HAUL (Copyright) SELF STORAGE PORTFOLIOS II, III AND IV PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                      50
 Location (City/State)                             See Table
 Property Type                                  Self Storage
 Size (Square Feet)                                1,111,736
 Percentage Occupancy as of March 31, 2005          83.1%(1)
 Year Built                                        See Table
 Year Renovated                                    See Table
 Appraisal Value                                $115,333,000
 Average Monthly Rent Per Unit                        $76.07
 Underwritten Occupancy                                83.4%
 Underwritten Revenues                           $14,057,832
 Underwritten Total Expenses                     $ 4,492,349
 Underwritten Net Cash Flow (NOI)                $ 9,565,478
 Underwritten Net Cash Flow (NCF)                $ 9,454,305

 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                   MLML
 Loan Group                                                1
 Origination Date                               June 8, 2005
 Cut-off Date Principal Balance                  $86,852,963
 Cut-off Date Loan Balance Per SF/Unit                   $78
 Percentage of Initial Mortgage Pool Balance            4.2%
 Number of Mortgage Loans                                  3
 Type of Security (fee/leasehold)                        Fee
 Mortgage Rate                                       5.6820%
 Amortization Type                                   Balloon
 IO Period (Months)                                        0
 Original Term to Maturity/ARD (Months)                  120
 Original Amortization Term (Months)                     300
 Lockbox                                                Soft
 Cut-off Date LTV Ratio                                75.3%
 LTV Ratio at Maturity or ARD                          57.8%
 Underwritten DSCR on NOI                              1.47x
 Underwritten DSCR on NCF                              1.45x
--------------------------------------------------------------------------------

---------------------
(1) Occupancy reflects the weighted average for the U-Haul (Copyright) Self
    Storage Portfolio II, III and IV Properties (hereafter defined) by square footage.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       37

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

[UHAUL SELF STORAGE PORTFOLIOS II, III AND IV CHART OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       38

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOANS. The mortgage loans (collectively, the "U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Loans") are evidenced by three cross-collateralized and cross-defaulted promissory notes secured by first mortgages encumbering 50 U-Haul (Copyright)  self storage properties (the
"U-Haul (Copyright)  Self Storage Portfolio II, III and IV Properties"). The
table below provides specific information about the U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Properties. The U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Loans represent approximately 4.2% of the initial mortgage pool balance and 4.4% of the initial group 1 balance.

The U-Haul (Copyright)  Self Storage Portfolio II, III and IV Loans were originated on June 8, 2005 and have an aggregate principal balance as of the cut-off date of $86,852,963. The U-Haul (Copyright)  Self Storage Portfolio II,
III and IV Loans have a remaining term of 119 months to its maturity date of
July 1, 2015. The U-Haul (Copyright)  Self Storage Portfolio II, III and IV
Loans may be prepaid on or after January 1, 2015, and permit defeasance with
United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWERS.  One set of co-borrowers is associated with each of the three promissory notes comprising the U-Haul (Copyright)  Self Storage Portfolio II,
III and IV Loans: AREC 3, LLC and UHIL 3, LLC, AREC 5, LLC and UHIL 5, LLC and
AREC 6, LLC and UHIL 6, LLC (collectively, the "U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Borrowers"). Each of these entities is a single-purpose Delaware limited liability company. AREC Holdings, LLC owns 100%
of the beneficial interests in AREC 3, LLC, AREC 5, LLC, and AREC 6, LLC. AREC
Holdings, LLC is wholly owned by AMERCO Real Estate Company, which, in turn, is a wholly-owned subsidiary of AMERCO, Inc. (NasdaqNM: UHAL / NYSE: AO+PA). The
properties are net leased to UHIL 3, LLC, UHIL 5, LLC, and UHIL 6, LLC (the
"Lessees"), and the Lessees are co-borrowers under the U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Loan. UHI Lease Holdings, LLC owns 100% of the beneficial interest in Lessees. UHI Lease Holdings, LLC is wholly owned by
U-Haul (Copyright)  International, Inc., which in turn is a wholly owned subsidiary of AMERCO, Inc. An employee of CSC Entity Services, LLC serves as the independent director for the U-Haul (Copyright)  Self Storage Portfolio II,
III and IV Borrowers and Lessees.

AMERCO Real Estate Company, U-Haul (Copyright)  Company of Florida, and AMERCO
Real Estate Company of Texas serve as the indemnitors for the U-Haul
(Copyright)  Self Storage Portfolio II, III and IV Loans. As stated above,
AMERCO Real Estate Company is a wholly owned subsidiary of AMERCO, Inc. AMERCO
Real Estate Company reported total assets of $508 million as of December 31,
2004. Total liabilities were reported at $260 million, resulting in shareholder's equity of $249 million. AMERCO Real Estate Company reported cash and cash equivalents of $4 million. AMERCO Real Estate Company generated total revenues of $52 million for the nine months ended December 31, 2004, and net earnings of $10 million.

AMERCO and its wholly owned subsidiary AMERCO Real Estate Company filed petitions for relief under Chapter 11 on June 20, 2003 and August 13, 2003, respectively. The Chapter 11 filings resulted from an accounting reclassification, which adversely affected AMERCO's ability to renegotiate a
$400 million credit facility in June 2002. Consequently, AMERCO was unable to complete a $275 million bond offering, and therefore defaulted on a $100 million debt. A Plan of Reorganization was confirmed on February 25, 2004 calling for the full restoration of AMERCO's equity. On March 14, 2004, AMERCO emerged from Chapter 11 protection and entered into a $550 million exit financing credit facility. AMERCO's largest subsidiary, U-Haul (Copyright)
International, Inc. (an additional indemnitor for the U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Loans as discussed below), did not file for
Chapter 11 protection.

U-Haul (Copyright)  International, Inc. serves as an additional indemnitor for the U-Haul (Copyright)  Self Storage Portfolio II, III and IV Loans with respect to environmental matters only. U-Haul (Copyright)  International, Inc.
is also a wholly owned subsidiary of AMERCO, Inc. U-Haul (Copyright)
International, Inc. reported total assets of $1.545 billion, total liabilities of $824 million, and shareholder's equity of $720 million as of December 31,
2004. The subsidiary reported cash and cash equivalents of $54 million. For the nine months ended December 31, 2004, U-Haul (Copyright)  International, Inc.
generated total revenues of $1.385 billion and net earnings of $104 million.

LOCKBOX. A cash management account was established at closing in the joint names of the Lessees and the lender wherein all income from the properties is deposited. Prior to a trigger event, the U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Borrowers will have access to funds in the cash management account after payment of debt service. After a trigger event, funds in the cash management account will be swept to a central account maintained and controlled by the lender. A trigger event will occur upon an event of default or if the debt service coverage ratio falls below 1.15x on an actual trailing 12-month basis.

The U-Haul (Copyright)  Self Storage Portfolio II, III and IV Properties
produce significant income from business lines other than self storage rental.
These business lines include U-Haul (Copyright)  truck / trailer rentals, trailer hitch installation, propane sales, and sales of moving and storage products including boxes, tape, and padlocks. For purposes of determining the net cash flow and debt service coverage ratio of the U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Loans, the majority of this ancillary non-storage income was excluded. However, this ancillary income flows through the cash management account and is available for debt service. The actual trailing 12-month net cash flow from the U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Properties totals $12,871,800, which translates to a
1.97x debt service coverage ratio for the U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Loans.

THE PROPERTIES. The U-Haul (Copyright)  Self Storage Portfolio II, III and IV
Loans are secured by 50 U-Haul (Copyright)  self storage properties totaling
14,725 self storage units and 1,111,736 net rentable square feet. The U-Haul
(Copyright)  Self Storage Portfolio II, III and IV Properties are located in 26 states across the U.S. The U-Haul (Copyright)  Self Storage Portfolio II, III
and IV Properties average 295 self storage units per location (ranging from 61 to 2,649 units) with an average unit size of 75 rentable square feet. The largest state concentrations are represented by New York, with two properties totaling 2,992 units (20.3% of total units); Texas, with seven properties totaling 1,630 units (11.1% of total units); and Pennsylvania, with six properties totaling 1,170 units (7.9% of total units). No other state represents more than 7.5% of the portfolio by unit count or square footage.
Typical construction consists of either metal or concrete block framing on concrete slab foundations, with pitched, corrugated metal roofs.
Exterior-access storage units generally have roll-up aluminum or metal doors.
Interior-access storage units, some of which are climate-controlled, are either located within the main retail / office building, or in separate buildings built or converted specifically for interior-access storage. Approximately
14.2% of the units in the U-Haul (Copyright)  Self Storage Portfolio II, III
and IV Properties are climate-controlled. Some U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Properties also have an apartment for an on-site manager. As of March 31, 2005, the U-Haul (Copyright)  Self Storage Portfolio
II, III and IV Properties were 83.1% occupied.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       39

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information regarding the U-Haul
(Copyright)  Self Storage Portfolio II, III and IV Properties:



------------------------------------------------------------------------------------------------------
               U-HAUL (Copyright)  SELF STORAGE PORTFOLIO II, III AND IV PROPERTIES
               --------------------------------------------------------------------

                                                         SELF
                                         APPROXIMATE   STORAGE    % OF TOTAL SELF
                                        YEAR BUILT /    SQUARE    STORAGE SQUARE     SELF STORAGE
  U-HAUL (Copyright)  CENTER LOCATION     RENOVATED      FEET          FEET             UNITS

 Brooklyn, New York                        1931        147,520          13.3%          2,649
 Houston, Texas                            1999         44,138           4.0%           537
 Springdale, Arkansas                      1970         42,650           3.8%           553
 Jacksonville, Florida                   1958/1984      42,019           3.8%           530
 Tacoma, Washington                        1982         40,473           3.6%           557
 Utica, New York                         1970/1992      36,500           3.3%           343
 Jackson, Mississippi                      1980         32,350           2.9%           375
 Longview, Washington                      1978         32,213           2.9%           542
 Columbia, South Carolina                  1990         30,800           2.8%           272
 Tampa, Florida                          1959/1994      27,669           2.5%           312
 Lexington, Kentucky                     1978/2005      26,650           2.4%           323
 New Orleans, Louisiana                  1984/1993      25,960           2.3%           236
 Las Cruces, New Mexico                    2001         24,178           2.2%           234
 Stamford, Connecticut                     1912         23,033           2.1%           396
 Smyrna, Georgia                           1980         22,926           2.1%           315
 Carrollton, Texas                         1989         21,600           1.9%           188
 Malvern, Pennsylvania                     1992         20,900           1.9%           204
 Glenshaw, Pennsylvania                    1953         20,495           1.8%           224
 Houston, Texas                          1982/1990      20,225           1.8%           189
 Jeffersonville, Indiana                   1982         19,040           1.7%           198
 Knoxville, Tennessee                    1982/1991      19,000           1.7%           167
 York, Pennsylvania                      1959/1990      18,867           1.7%           246
 Danville, Virginia                        1948         18,418           1.7%           270
 Cincinnati, Ohio                          1970         18,325           1.7%           187
 Youngstown, Ohio                          1930         18,046           1.6%           269
 Auburn, Maine                             1990         17,700           1.6%           152
 Horsham, Pennsylvania                   1950/1997      16,851           1.5%           264
 Gadsden, Alabama                          1970         15,990           1.4%           166
 Durham, North Carolina                    1972         15,850           1.4%           169
 Johnson City, Tennessee                   1951         15,736           1.4%           185
 Waterbury, Connecticut                  1953/1980      15,570           1.4%           242
 Grand Rapids, Michigan                    1950         15,505           1.4%           221
 Tulsa, Oklahoma                         1965/1992      14,375           1.3%           228
 Killeen, Texas                            1969         14,230           1.3%           250
 Dallas, Texas                             1969         14,050           1.3%           148
 East Alton, Illinois                    1983/1993      13,200           1.2%           148
 Snellville, Georgia                       1984         13,122           1.2%           150
 Chicago, Illinois                       1960/1976      12,420           1.1%           300
 Elsmere, Kentucky                         1978         12,264           1.1%           212
 Amarillo, Texas                           1935         12,039           1.1%           176
 Knoxville, Tennessee                    1950/1993      11,975           1.1%           174
 Houston, Texas                            1982         10,875           1.0%           142
 Lakeland, Florida                       1957/1993      10,765           1.0%           146
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                          % OF TOTAL
                                            SELF        AVERAGE RENT /                  APPRAISED
  U-HAUL (Copyright)  CENTER LOCATION   STORAGE UNITS        UNIT       OCCUPANCY(1)       VALUE

 Brooklyn, New York                          18.0%        $ 124.71           84.3%    $35,900,000
 Houston, Texas                               3.7%        $  76.80           70.4%    $ 3,370,000
 Springdale, Arkansas                         3.8%        $  41.39           79.9%    $ 2,350,000
 Jacksonville, Florida                        3.6%        $  58.90           87.8%    $ 3,250,000
 Tacoma, Washington                           3.8%        $  48.16           87.1%    $ 2,800,000
 Utica, New York                              2.3%        $  83.00           79.0%    $ 2,450,000
 Jackson, Mississippi                         2.6%        $  54.37           85.8%    $ 1,680,000
 Longview, Washington                         3.7%        $  40.73           78.8%    $ 2,410,000
 Columbia, South Carolina                     1.9%        $  77.55           68.0%    $ 1,950,000
 Tampa, Florida                               2.1%        $  78.23           90.9%    $ 2,100,000
 Lexington, Kentucky                          2.2%        $  58.97           80.4%    $ 2,660,000
 New Orleans, Louisiana                       1.6%        $  77.65           88.5%    $ 1,600,000
 Las Cruces, New Mexico                       1.6%        $  70.17           94.3%    $ 1,890,000
 Stamford, Connecticut                        2.7%        $ 115.71           66.0%    $ 4,430,000
 Smyrna, Georgia                              2.1%        $  64.52           91.6%    $ 2,275,000
 Carrollton, Texas                            1.3%        $  74.36           93.2%    $ 1,670,000
 Malvern, Pennsylvania                        1.4%        $ 113.99           63.5%    $ 1,825,000
 Glenshaw, Pennsylvania                       1.5%        $  85.36           87.7%    $ 2,140,000
 Houston, Texas                               1.3%        $  66.91           76.0%    $ 1,210,000
 Jeffersonville, Indiana                      1.3%        $  58.00           83.9%    $   960,000
 Knoxville, Tennessee                         1.1%        $  84.30           87.5%    $ 1,625,000
 York, Pennsylvania                           1.7%        $  51.29           93.1%    $ 1,300,000
 Danville, Virginia                           1.8%        $  47.87           85.4%    $ 1,250,000
 Cincinnati, Ohio                             1.3%        $  60.82           72.1%    $   870,000
 Youngstown, Ohio                             1.8%        $  52.13           80.3%    $ 1,150,000
 Auburn, Maine                                1.0%        $  86.33           88.0%    $ 1,480,000
 Horsham, Pennsylvania                        1.8%        $  89.12           91.6%    $ 2,800,000
 Gadsden, Alabama                             1.1%        $  56.22           93.1%    $ 1,000,000
 Durham, North Carolina                       1.2%        $  89.02           85.8%    $ 1,325,000
 Johnson City, Tennessee                      1.3%        $  48.51           73.8%    $   680,000
 Waterbury, Connecticut                       1.6%        $  69.98           73.5%    $ 1,510,000
 Grand Rapids, Michigan                       1.5%        $  51.33           82.3%    $ 1,630,000
 Tulsa, Oklahoma                              1.6%        $  49.02           81.9%    $   825,000
 Killeen, Texas                               1.7%        $  41.07           92.8%    $ 1,250,000
 Dallas, Texas                                1.0%        $  83.76           87.6%    $ 1,300,000
 East Alton, Illinois                         1.0%        $  59.48           84.5%    $   775,000
 Snellville, Georgia                          1.0%        $  75.70           93.0%    $ 1,300,000
 Chicago, Illinois                            2.0%        $  70.74           90.1%    $ 2,000,000
 Elsmere, Kentucky                            1.4%        $  41.96           67.5%    $ 1,440,000
 Amarillo, Texas                              1.2%        $  47.82           87.8%    $   800,000
 Knoxville, Tennessee                         1.2%        $  60.90           81.1%    $ 1,150,000
 Houston, Texas                               1.0%        $  64.83           87.5%    $   940,000
 Lakeland, Florida                            1.0%        $  62.44           91.9%    $ 1,000,000
------------------------------------------------------------------------------------------------------


---------------------
(1)   Occupancy reflects the weighted average for each property by square footage.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       40

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------
         U-HAUL (Copyright)  SELF STORAGE PORTFOLIO II, III AND IV PROPERTIES
         --------------------------------------------------------------------

                                                            SELF
                                          APPROXIMATE     STORAGE     % OF TOTAL SELF
                                         YEAR BUILT /     SQUARE      STORAGE SQUARE
   U-HAUL (Copyright)  CENTER LOCATION     RENOVATED       FEET            FEET

 New Bedford, Massachusetts                 1967           10,525            1.0%
 Colmar, Pennsylvania                     1969/1996        10,457            0.9%
 Columbus, Ohio                             1979           10,344            0.9%
 Bangor, Maine                            1948/1984         9,740            0.9%
 Rutland, Vermont                           1950            8,760            0.8%
 Pomona, California                         1959            8,598            0.8%
 Scranton, Pennsylvania                     1975            6,800            0.6%
----------------------------------------------------------------------------------------
 TOTAL                                                  1,111,736          100.0%
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                           % OF TOTAL
                                          SELF STORAGE       SELF        AVERAGE RENT /                   APPRAISED
   U-HAUL (Copyright)  CENTER LOCATION       UNITS       STORAGE UNITS        UNIT       OCCUPANCY(1)        VALUE

 New Bedford, Massachusetts                     107            0.7%        $ 112.26           78.3%    $    998,000
 Colmar, Pennsylvania                           171            1.2%        $  67.55           85.1%    $  1,100,000
 Columbus, Ohio                                 153            1.0%        $  58.46           81.7%    $  1,010,000
 Bangor, Maine                                  179            1.2%        $  53.01           86.4%    $  1,280,000
 Rutland, Vermont                               137            0.9%        $  73.35           83.3%    $  1,260,000
 Pomona, California                             128            0.9%        $  62.65           91.0%    $    790,000
 Scranton, Pennsylvania                          61            0.4%        $  98.35           96.7%    $    575,000
--------------------------------------------------------------------------------------------------------------------
 TOTAL                                       14,725          100.0%        $  76.07           83.1%    $115,333,000
--------------------------------------------------------------------------------------------------------------------


ESCROWS. The following escrow / reserve accounts have been established with respect to the U-Haul (Copyright)  Self Storage Portfolio II, III and IV Loans:

      -----------------------------------------------------------------
                             ESCROWS / RESERVES
                             ------------------

      TYPE:                                     INITIAL        MONTHLY
      Taxes .............................   $  319,138      $106,379
      Insurance .........................   $   24,498      $      0
      Capital Expenditures ..............   $        0      $ 13,897
      Immediate Repair Reserves .........   $  959,663      $      0
      Environmental Reserves ............   $1,299,075      $      0
      -----------------------------------------------------------------

Tax Escrows. Provided that no trigger event has occurred and is continuing, that a sum equal to not less than six times the monthly installment amount (as may be adjusted by lender from time to time) is on deposit, and that the U-Haul
(Copyright)  Self Storage Portfolio II, III and IV Borrowers have delivered to the lender evidence of payment of all taxes within 15 days of the date such sums were due and payable, then the U-Haul (Copyright)  Self Storage Portfolio
II, III and IV Borrowers may cease making monthly tax escrow deposits.

Insurance Escrows. Provided that no trigger event has occurred and is continuing, that a sum equal to not less than three times the monthly installment amount (as may be adjusted by lender from time to time) is on deposit, and that the U-Haul (Copyright)  Self Storage Portfolio II, III and IV
Borrowers have delivered to lender evidence of payment of all insurance premiums within 15 days of the date such sums were due and payable, then the
U-Haul (Copyright)  Self Storage Portfolio II, III and IV Borrowers may cease making monthly insurance escrow deposits. The required three months of estimated premiums were collected at closing.

Capital Expenditure Reserves. Provided that no trigger event has occurred and is continuing and that a sum equal to not less than 12 times the monthly installment amount is on deposit, then the U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Borrowers may cease making monthly capital expenditures escrow deposits.

Immediate Repair and Environmental Reserves. Up-front reserves were collected for all identified immediate repairs and environmental conditions identified in the property condition reports and environmental site assessments, respectively.

PARTIAL DEFEASANCE.  The U-Haul (Copyright)  Self Storage Portfolio II, III and
IV Borrowers may elect to defease the U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Loans in whole or in part provided that the conditions set forth in the loan documents are satisfied, including no defeasance will be permitted until after the second anniversary of the creation of the securitization trust or if any event of default under the mortgage loan documents has occurred and is continuing.

ADDITIONAL DEBT. Up to approximately $50,000,000 in mezzanine financing may be permitted in the future, to be secured by partnership interests in the U-Haul
(Copyright)  Self Storage Portfolio II, III and IV Borrowers and in other
AMERCO subsidiaries that are borrowers on similar first mortgage loans in the aggregate amount of $480,000,000, secured by 321 properties. Subordinate debt will be subject to a maximum aggregate loan-to-value of 85% and a debt service coverage ratio (in combination with the U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Loans) of no less than 1.15x.

PROPERTY MANAGEMENT. The U-Haul (Copyright)  Self Storage Portfolio II, III and
IV Properties are managed by the Lessees, which are wholly owned subsidiaries of U-Haul (Copyright)  International, Inc.

---------------------
(1)   Occupancy reflects the weighted average for each property by square footage.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       41

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

E WALK (REGISTERED TRADEMARK)  ON THE NEW 42ND STREET
-----------------------------------------------------

[E WALK (REGISTERED TRADEMARK)  ON THE NEW 42ND STREET PHOTO OMITTED]

------------------------------------------------------------
                     PROPERTY INFORMATION
------------------------------------------------------------
 Number of Mortgaged Real Properties                       1
 Location (City/State)                          New York, NY
 Property Type                               Anchored Retail
 Size (Square Feet)                                  177,394
 Percentage Occupancy as of July 8, 2005               96.2%
 Year Built                                             1999
 Year Renovated                                          NAP
 Appraisal Value                                $170,000,000
 # of Tenants                                             16
 Average Rent Per Square Foot                         $71.22
 Underwritten Occupancy                                96.1%
 Underwritten Revenues                           $14,920,538
 Underwritten Total Expenses                     $ 5,724,897
 Underwritten Net Cash Flow (NOI)                $ 9,195,641
 Underwritten Net Cash Flow (NCF)                $ 8,794,112

 -----------------------------------------------------------

------------------------------------------------------------------
                     MORTGAGE LOAN INFORMATION
------------------------------------------------------------------
 Mortgage Loan Seller                                     MLML
 Loan Group                                                  1
 Origination Date                                 July 8, 2005
 Cut-off Date Principal Balance                    $77,500,000
 Cut-off Date Loan Balance Per SF/Unit                    $437
 Percentage of Initial Mortgage Pool Balance              3.7%
 Number of Mortgage Loans                                    1
 Type of Security (fee/leasehold)                    Leasehold
 Mortgage Rate                                         4.6470%
 Amortization Type                               Interest Only
 IO Period (Months)                                         84
 Original Term to Maturity/ARD (Months)                     84
 Original Amortization Term (Months)                         0
 Lockbox                                                  Hard
 Cut-off Date LTV Ratio                                  45.6%
 LTV Ratio at Maturity or ARD                            45.6%
 Underwritten DSCR on NOI                                2.52x
 Underwritten DSCR on NCF                                2.41x
 Shadow Rating (DBRS/Fitch/Moody's)             BBB/A-/Baa2(1)
------------------------------------------------------------------

---------------------
(1) It has been confirmed by DBRS, Fitch and Moody's in accordance with their respective methodologies that E Walk on the New 42 Street mortgage loan has credit characteristics consistent with a BBB, A-, and Baa2 rated investment grade obligation, respectively.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       42

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       43

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "E Walk Loan") is evidenced by a single promissory note and is secured by a first priority mortgage on the leasehold interest in E Walk (Registered Trademark)  on the New 42nd Street located in the Times Square neighborhood at 243 West 42nd Street, New York, New York (the
"E Walk Property"). The E Walk Loan represents approximately 3.7% of the initial mortgage pool balance and 4.0% of the initial loan group 1 balance.

The E Walk Loan was originated on July 8, 2005, and has a principal balance as of the cut-off date of $77,500,000. The E Walk Loan has a remaining term of 84 months and a scheduled maturity of August 1, 2012. The E Walk Loan may be prepaid on or after July 1, 2012, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower, Dream Team Associates, LLC (the "E Walk Borrower"),
a New York limited liability company, is a single purpose entity which is approximately 49% indirectly owned by Tishman Holdings Corporation ("Tishman").
Affiliates of Lehman Brothers indirectly own approximately 16% of the E Walk
Borrower and affiliates of Lend Lease indirectly own approximately 35% of the E
Walk Borrower.

Founded in 1898, Tishman Realty & Construction Co., Inc. is one of the world's largest owners, developers, builders and managers of real estate (over 400 million square feet). In 1997, Tishman formed Tishman Hotel & Realty LP
("THR"), consolidating substantially all of Tishman's real estate interests and all of its non-construction operating companies. THR is an experienced hotel developer, owner, and operator. As of year end 2004, Tishman owns 10 hotels totaling 7,343 rooms and manages 5 hotels totaling 1,225 rooms for third parties across a wide variety of product types: convention, corporate, resort and airport.

LOCKBOX. The E Walk Borrower is instructed to send direction letters to tenants under leases at the E Walk Property requiring them to pay all rents directly to the depository institution approved by the lender to accept rents. The rents are applied to pay debt service and any other payments required by the lender
(including, without limitation, escrows for taxes, insurance premiums and the other escrows or reserves required under the loan documents) due in connection with the E Walk Property and, provided no event of default then exists, the balance, if any, will be returned (or made available) to the E Walk Borrower.
Notwithstanding the foregoing, while an event of default exists but prior to the date the lender accelerates the E Walk Loan, Lender will make available to the E Walk Borrower all excess cash flow remaining after payment of debt service and funding of required reserves.

THE PROPERTY. Built in 1999, the E Walk Property is a retail and entertainment center consisting of four floors and one below grade concourse level containing
177,394 square feet of net rentable area located in the Times Square district at the northeast corner of West 42nd Street and Eighth Avenue, adjacent to the
Westin New York at Times Square. Tenants include a 13 screen state of the art
Loews Theater with stadium seating, Starbucks and Chevy's. The second floor includes restaurant seating areas and 6,562 square feet of meeting area leased by the Westin New York at Times Square.

GROUND LEASE. The E Walk Property was developed under a 99 year ground lease from the Empire State Development Corporation that commenced in July 1997 between 42nd St. Development Project, Inc., a wholly owned subsidiary of New
York State Urban Development Corporation d/b/a Empire State Development
Corporation (Ground Lessor), and Dream Team Associates, LLC (Ground Lessee).
The current ground lease payments are approximately $1.045 million per annum.
In addition, percentage rent is payable based upon 2.5% of the first $8.5 million ($212,500 annual payments) of total minimum rent plus 3.5% in excess of
$8.5 million.

The following table presents certain information relating to the major tenants at the E Walk Property:



----------------------------------------------------------------------------------------
                                  TENANT INFORMATION(1)
                                  ---------------------

                   TENANT NAME                                 PARENT COMPANY

 Forty-Second Street Cinemas, Inc. .......... Loews Cineplex Entertainment Corporation
 TSE Group, LLC .............................        BB King Blues Club & Grill
 Transportation Displays Incorporated .......       Transportation Displays, Inc.
 Dallas BBQ .................................                Dallas BBQ
 Chevy's New York Inc. ......................               Chevy's Inc.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                        BASE RENT
                                                 CREDIT RATINGS     SQUARE      % OF    PER SQUARE      LEASE
                   TENANT NAME                 (FITCH/MOODY'S)(2)     FEET       GLA       FOOT       EXPIRATION

 Forty-Second Street Cinemas, Inc. ..........        NR/NR           78,562     44.3%   $  40.63      11/30/2019
 TSE Group, LLC .............................        NR/NR           17,720     10.0%   $  58.42      04/01/2020
 Transportation Displays Incorporated .......        NR/NR           17,700     10.0%   $  60.11      06/15/2019
 Dallas BBQ .................................        NR/NR           17,105      9.6%   $  70.15      09/03/2025
 Chevy's New York Inc. ......................        NR/NR           13,552      7.6%   $ 118.66      11/10/2014
----------------------------------------------------------------------------------------------------------------


---------------------
(1) Information obtained from the E Walk Borrower's certified rent roll except credit ratings.
(2) Credit ratings are of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       44

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the E Walk Property:



--------------------------------------------------------------------------------
                        LEASE ROLLOVER SCHEDULE(1)
                        --------------------------

                            NUMBER     SQUARE       % OF
                          OF LEASES     FEET        GLA       BASE RENT
            YEAR           EXPIRING   EXPIRING   EXPIRING     EXPIRING

 Vacant ................       NAP      6,820     3.8%           NAP
 Month-to-Month ........         0          0     0.0%      $         0
 2005 ..................         0          0     0.0%      $         0
 2006 ..................         0          0     0.0%      $         0
 2007 ..................         0          0     0.0%      $         0
 2008 ..................         0          0     0.0%      $         0
 2009 ..................         1          1     0.0%      $     3,600
 2010 ..................         2      4,213     2.4%      $   957,991
 2011 ..................         0          0     0.0%      $         0
 2012 ..................         1      2,509     1.4%      $   628,750
 2013 ..................         2      4,244     2.4%      $   657,684
 2014 ..................         1     13,552     7.6%      $ 1,608,091
 2015 ..................         0          0     0.0%      $         0
 Thereafter ............         9    146,055    82.3%      $ 8,292,034
--------------------------------------------------------------------------------
 TOTAL .................        16    177,394   100.0%      $12,148,151
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                           % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                             RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ................      NAP           6,820        3.8%                NAP      NAP
 Month-to-Month ........      0.0%          6,820        3.8%        $         0      0.0%
 2005 ..................      0.0%          6,820        3.8%        $         0      0.0%
 2006 ..................      0.0%          6,820        3.8%        $         0      0.0%
 2007 ..................      0.0%          6,820        3.8%        $         0      0.0%
 2008 ..................      0.0%          6,820        3.8%        $         0      0.0%
 2009 ..................      0.0%          6,821        3.8%        $     3,600      0.0%
 2010 ..................      7.9%         11,034        6.2%        $   961,591      7.9%
 2011 ..................      0.0%         11,034        6.2%        $   961,591      7.9%
 2012 ..................      5.2%         13,543        7.6%        $ 1,590,341     13.1%
 2013 ..................      5.4%         17,787       10.0%        $ 2,248,025     18.5%
 2014 ..................     13.2%         31,339       17.7%        $ 3,856,116     31.7%
 2015 ..................      0.0%         31,339       17.7%        $ 3,856,116     31.7%
 Thereafter ............     68.3%        177,394      100.0%        $12,148,151    100.0%
-----------------------------------------------------------------------------------------------
 TOTAL .................    100.0%        177,394      100.0%        $12,148,151    100.0%
-----------------------------------------------------------------------------------------------


THE MARKET.(2) The E-walk Property is located at the northeast corner of West
42nd Street and Eighth Avenue in the Times Square area of Midtown Manhattan, in
New York, New York. New York City's estimated median household income in 2004 was $41,803 with an expected average annual growth of 3.0% in median household income through 2009.

With over 39 million visitors in 2004, tourism remains a primary driver of New
York City employment growth in several industries, including hospitality, food and beverage, and retail trade. This has been further enhanced by the revitalization of the Times Square area as an entertainment and retail destination. Over 27 million tourists visit Times Square annually, and over 12 million people per year view Broadway shows at the 40 landmarked theaters in
Times Square. The area is served by the largest transportation network concentration in New York City, which includes the largest subway station, the
Port Authority Bus Terminal and one-stop access to Grand Central Station and
Pennsylvania Station. An estimated 1.7 million people pass through Times Square daily.

The Times Square submarket has 2.7 million square feet of office space occupied by entertainment, publishing and media firms, 1.7 million square feet occupied by financial firms, and 1.6 million square feet occupied by law firms.
Companies headquartered in the area include Ernst & Young, O'Melveny & Myers
LLP, Skadden, Arps LLP, Morgan Stanley, Lehman Brothers, Viacom International,
The New York Times, Conde Nast, Reuters, ABC/Disney/ESPN, Panasonic, Virgin
Records, Clear Channel Entertainment, MTV, AMC Entertainment, and BMG
Entertainment, as well as retail flagship stores such as ESPN Zone, Toys R' Us,
ABC Studios, MTV Studios, and the world's largest McDonald's with new wave digital technology and Internet access for its customers.

According to the Real Estate Board of New York's Retail Report for Fall 2004,
New York City's average asking rents rose 5.4% to $97 per square foot
(including ground floor, lower level, upper level and mezzanine). Availability held even at approximately 13.4% from the third quarter 2003 to the third quarter 2004. When examining ground floor retail space, the 42nd Street corridor between Sixth and Eighth Avenues achieved a 53.8% increase in average asking rents to $243 per square foot from $158 per square foot for 2004.

---------------------
(1) Information obtained from the E Walk Borrower's rent roll.
(2) Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       45

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the E Walk Loan:

-------------------------------------------------------------------------
                           ESCROWS / RESERVES
                           ------------------

 TYPE:                                          INITIAL       MONTHLY
 Property Taxes ............................   $382,545      $191,273
 Insurance .................................   $ 91,005      $ 18,437
 Base Ground Rent Reserve ..................   $177,500      $ 88,750
 Percentage Ground Rent Reserve ............   $202,703      $ 25,338
 Replacement Reserve .......................   $      0      $  3,678
 Tenant Security Deposit Reserve ...........   $ 61,200      $      0
 Sanrio Security Deposit Reserve ...........   $470,000      $      0
-------------------------------------------------------------------------

Property Taxes. Consists of Payments In Lieu of Taxes ("PILOT") and Business
Improvement District ("BID") tax. PILOT payments are partially abated through the tax year ending June 30, 2015. PILOT payments were abated 50% through
December 31, 2004, then 33.33% from calendar year 2005 through 2009, and 16.67%
from calendar year 2010 through 2014. Tenants generally pay a pro rata share of increases in PILOT payments over their initial lease years. BID taxes were estimated to be $76,640 as of May 2005.

Base Ground Rent Reserve. Calculated based on an annual ground rent of
$1,045,000 plus a $20,000 annual administrative fee. Two months worth of the
Base Ground Rent Reserve amount were deposited at closing to cover August and
September rental payments.

Percentage Ground Rent Reserve. Calculated based on the formula of $212,500 plus 3.5% of gross revenues in excess of $8,500,000. Gross revenues were approximately $19,615,843 as of May 2005. Eight months worth of the Percentage
Ground Rent Reserve amount were deposited at closing.

PROPERTY MANAGEMENT. The E Walk Property is currently being managed by TREMCO,
LP, an affiliate of Tishman.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       46

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

RESIDENCE INN HOTEL PORTFOLIO 1
-------------------------------

[RESIDENCE INN HOTEL PORTFOLIO 1 PHOTO OMITTED]

[RESIDENCE INN HOTEL PORTFOLIO 1 PHOTO OMITTED]

-----------------------------------------------------------------------
                           PROPERTY INFORMATION
-----------------------------------------------------------------------
 Number of Mortgaged Properties                                    4
 Location (City/State)                                     See Table
 Property Type                                           Hospitality
 Size (Rooms)                                                    563
 Percentage Occupancy as of April 30, 2005                     78.4%
 Year Built                                                See Table
 Year Renovated                                            See Table
 Appraised Value                                         $67,000,000
 Underwritten Occupancy                                        80.5%
 Underwritten Revenues                                   $16,708,710
 Underwritten Total Expenses                             $10,499,781
 Underwritten Net Operating Income (NOI)                  $6,208,928
 Underwritten Net Cash Flow (NCF)                         $5,540,580

-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                LOAN INFORMATION
-----------------------------------------------------------------------
 Mortgage Loan Seller                                           MLML
 Loan Group                                                        1
 Origination Date                                      June 17, 2005
 Cut-off Date Principal Balance                          $50,200,000
 Cut-off Date Loan Balance Per Room                          $89,165
 Percentage of Initial Mortgage Pool Balance                    2.4%
 Number of Mortgage Loans                                          1
 Type of Security (fee/leasehold)                                Fee
 Mortgage Rate                                               5.3175%
 Amortization Type                                        IO-Balloon
 IO Period (Months)                                               60
 Original Term to Maturity/ARD (Months)                          120
 Original Amortization Term (Months)                             300
 Lockbox                                                        Hard
 Cut-off Date LTV Ratio                                        74.9%
 LTV Ratio at Maturity or ARD                                  67.0%
 Underwritten DSCR on NOI                                      1.71x
 Underwritten DSCR on NCF                                      1.52x
-----------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       47

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAPS OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       48

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Residence Inn Hotel Portfolio 1 Loan") is secured by a first mortgage loan on the fee interest in four limited service
Marriott branded (Residence Inn) hotels (each, a "Residence Inn Hotel Portfolio
1 Property" and collectively the "Residence Inn Hotel Portfolio 1 Properties")
totaling 563 rooms. The Residence Inn Hotel Portfolio 1 Loan represents approximately 2.4% of the initial mortgage pool balance and approximately 2.6%
of the initial loan group 1 balance.

The Residence Inn Hotel Portfolio 1 Loan was originated on June 17, 2005 and has a principal balance as of the cut-off date of $50,200,000. The Residence
Inn Hotel Portfolio 1 Loan has a remaining term of 119 months and a scheduled maturity date of July 1, 2015. Beginning June 17, 2005 and ending the day that is two years after its securitization, the Residence Inn Hotel Portfolio 1 Loan permits prepayment subject to a prepayment premium equal to the greater of yield maintenance with United States government obligations and one percent of principal balance. Additionally, the Residence Inn Hotel Portfolio 1 Loan
permits defeasance with United States governmental obligations beginning two years after its securitization. The Residence Inn Hotel Portfolio 1 Loan may be
prepaid without premium on or after June 1, 2015.

THE BORROWER. The borrowers (the "Residence Inn Hotel Portfolio 1 Borrowers")
are each a single purpose entity owned and controlled indirectly by Ashford
Hospitality Limited Partnership, which is the operating partnership of Ashford
Hospitality Trust, Inc. Ashford Hospitality Trust, Inc. is a publicly traded real estate investment trust (REIT) headquartered in Dallas, TX. The company commenced operation and became a public REIT on August 29, 2003 and is listed on the NYSE under the ticker "AHT". Ashford Hospitality Trust, Inc. invests in both debt and equity investments, secured exclusively by hotel assets. As of
July 25, 2005, the company had an equity market capitalization of $488 million.
As of July 27, 2005, the company currently has equity investments in 77 hotels totaling 12,671 rooms, mezzanine loans secured by 18 hotels totaling 5,842 rooms and a first mortgage secured by 1 hotel totaling 1,225 rooms.

THE LOCKBOX. Each of the properties is managed by an affiliate of Marriott
International, Inc. ("Marriott"). At origination, the Residence Inn Hotel
Portfolio 1 Borrowers and managers are required to deposit all rents and other gross revenue (including credit card receivables) from the properties into a related manager-controlled account (the "Manager Account"). Pursuant to the applicable management agreements and related documents, the manager will apply the funds in the Manager Account to its base management fee, applicable taxes, insurance premiums and a capital improvements/FF&E reserve before transferring the remaining funds to a lender-controlled account. Funds in the lender-controlled account will be applied to payment of reserves for taxes and insurance premiums (unless Marriott is manager of the properties and such amounts are otherwise paid or reserved for by the manager), debt service, a reserve for capital improvements (unless Marriott is manager of the properties and otherwise paid or reserved for by the manager), fees of the cash management bank, operating expenses of the applicable property (unless Marriott is manager of the properties and otherwise paid or reserved for by the manager) and debt service on a permitted mezzanine loan (if any).

THE PROPERTIES. The Residence Inn Hotel Portfolio 1 Loan is collateralized by 4 properties containing a total of 563 rooms. The properties are located in 3 states and will be managed by affiliates of Marriott.

The following tables present certain information relating to the Residence Inn
Hotel Portfolio 1 Properties:



--------------------------------------------------------------------------------
                             PORTFOLIO PROPERTIES
                             --------------------
                                                                 CUT-OFF DATE
                                                                  ALLOCATED
            PROPERTY NAME          PROPERTY LOCATION    ROOMS      BALANCE

 Residence Inn Fishkill ........     Fishkill, NY       139    $17,382,687
 Residence Inn Orlando .........      Orlando, FL       176    $14,685,373
 Residence Inn River Plaza .....    Fort Worth, TX      120    $11,388,657
 Residence Inn Tyler ...........       Tyler, TX        128    $ 6,743,283
--------------------------------------------------------------------------------
 TOTAL .........................                        563    $50,200,000
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                   YEAR BUILT/
                                      YEAR
            PROPERTY NAME          RENOVATED(1)                       BORROWER

 Residence Inn Fishkill ........     1985             Ruby Fishkill Limited Partnership
 Residence Inn Orlando .........   1983/2005    Ruby Orlando International Limited Partnership
 Residence Inn River Plaza .....   1983/1997    Ruby Ft. Worth River Plaza Limited Partnership
 Residence Inn Tyler ...........   1985/1999         Ruby Tyler Hotel Limited Partnership
-------------------------------------------------------------------------------------------------
 TOTAL .........................
-------------------------------------------------------------------------------------------------


--------------
(1) The Residence Inn Hotel Portfolio 1 Borrowers are obligated under the loan documents to spend the following on capital improvements by December 31,
    2006: (i) $493,648 for Residence Inn Fishkill; (ii) $92,180 for Residence
    Inn Orlando; (iii) $2,031,875 for Residence Inn River Plaza and; (iv)
    $2,739,880 for Residence Inn Tyler. Ashford Hospitality Limited Partnership
    provided a guaranty for the required capital expenditures.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       49

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                           OPERATIONAL STATISTICS(1)
                                           -------------------------

                                                                               TRAILING 12-MONTH
                                                      2003          2004          APRIL 2005             UW

 Average Daily Rate (ADR) ....................   $ 93.88       $ 96.02       $ 98.91               $ 99.63
 Occupancy % .................................      78.4%         79.0%         78.4%                 80.5%
 Revenue per Available Room (RevPAR) .........   $ 73.65       $ 75.89       $ 77.56               $ 80.24
---------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------
                                  PENETRATION INDICES(2)
                                  ----------------------
            PROPERTY NAME                ADR INDEX      OCCUPANCY INDEX      REVPAR INDEX

 Residence Inn Fishkill ............   118.2%         108.5%               128.2%
 Residence Inn Orlando .............   110.5%          90.6%               100.1%
 Residence Inn River Plaza .........   142.0%         132.8%               188.5%
 Residence Inn Tyler ...............   108.1%         133.0%               143.9%
--------------------------------------------------------------------------------------------
 TOTAL .............................   118.6%         113.7%               135.8%
--------------------------------------------------------------------------------------------


THE MARKET(2),(3),(4).The Residence Inn Fishkill property is located at 14
Schuyler Boulevard in the city of Fishkill, in Dutchess County, New York in the
Poughkeepsie/Newburg/Middletown Metropolitan Statistical Area (MSA). The
property is approximately one mile south of downtown Fishkill and twelve miles
South of Poughkeepsie. Hotel demand in the area is dominated by commercial entities, particularly by International Business Machines (IBM) and Gap, Inc.
According to a report by a lodging industry data provider (the "Third Party
Report"), the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 74.3%, $99.52 and $73.99 respectively.

The Residence Inn Orlando property is located at 7975 Canada Avenue in the city of Orlando, in Orange County, Florida in the Orlando, FL MSA. The property is approximately 8 miles northeast of Walt Disney World Resort. According to the
Third Party Report, the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 82.0%,
$89.00 and $72.95 respectively.

The Residence Inn River Plaza is located at 1701 South University Drive in the city of Fort Worth, in Tarrant County, Texas in the Dallas-Ft. Worth-Arlington,
TX MSA. The property is located in the northeast quadrant formed by the intersection of South University Drive and the Trinity River. According to the
Third Party Report, the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 62.8%,
$72.35 and $45.47 respectively.

The Residence Inn Tyler is located at 3303 Troup Highway in the city of Tyler, in Smith County, Texas in the Tyler, TX Metropolitan Statistical Area (MSA).
The property is approximately 1.7 miles west of the University of Texas at
Tyler and 5.5 miles southeast of Caldwell Zoo. According to the Third Party
Report, the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 60.6%, $67.30 and $40.75 respectively.

--------------
(1) As provided by the Residence Inn Hotel Portfolio 1 Borrowers.
(2) Residence Inn Hotel Portfolio 1 Properties ADR, Occupancy and RevPAR
    statistics as compared to Competitive Set ADR, Occupancy and RevPAR information obtained from a lodging industry data provider as of March 2005.
(3) Certain information obtained from third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.
(4) Competitive set ADR, Occupancy and RevPAR statistics were obtained from a lodging industry data provider as of March 2005.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       50

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Residence Inn Hotel Portfolio 1 Loan:

             --------------------------------------------------------
                                ESCROWS/RESERVES
                                ----------------

                        TYPE:                  INITIAL       MONTHLY

              Immediate Repairs .........     $448,021            $0
             --------------------------------------------------------

Monthly Taxes and Insurance Reserves   Monthly escrows for taxes, insurance
premiums and replacement reserves will be held by the property managers, affiliates of Marriott International, Inc.

Capital Improvement Guaranty   The Residence Inn Hotel Portfolio 1 Borrowers are
obligated under the loan documents to spend an amount equal to $5,357,583 on capital improvements by December 31, 2006. Ashford Hospitality Limited
Partnership provided a guaranty for the required capital expenditures. Ashford
Hospitality Limited Partnership is obligated under the guaranty to maintain (i)
a tangible net worth equal to or not less than $100 million and (ii) liquid assets in excess of its guaranteed obligations.

PARTIAL DEFEASANCE. The Residence Inn Hotel Portfolio 1 Borrowers may elect to defease the Residence Inn Hotel Portfolio 1 Loan in whole or in part provided that the conditions set forth in the loan documents are satisfied, including no defeasance will be permitted until after the second anniversary of the creation of the securitization trust or if any event of default under the mortgage loan documents has occurred and is continuing.

ADDITIONAL DEBT. The Residence Inn Hotel Portfolio 1 Borrowers will not be permitted to further encumber the property or incur additional indebtedness while the Residence Inn Hotel Portfolio 1 Loan is outstanding, except, if the
DSCR is greater than 1.50x and the LTV based on new appraisals is not more than
70%, then the Residence Inn Hotel Portfolio 1 Borrowers may incur mezzanine indebtedness such that the loan-to-value ratio of total indebtedness (i.e.,
Residence Inn Hotel Portfolio 1 Loan plus mezzanine loan) does not exceed 75%
and the all-in DSCR does not fall below 1.35x. In addition, in connection with the sale of the Residence Inn Hotel Portfolio 1 Properties where the purchaser assumes the Residence Inn Hotel Portfolio 1 Loan in accordance with the permitted transfers provision of the loan documents, a transferring Residence
Inn Hotel Portfolio 1 Borrower or sponsor may provide mezzanine financing to the purchaser in an amount which, when taken together with any other financing obtained by such purchaser, does not exceed 90% of the sale price, subject to receipt of a rating agency confirmation letter.

SUBSTITUTION PROVISIONS. Subject to the terms and conditions set forth in the loan agreement, Residence Inn Portfolio 1 Borrower(s) may, from time to time, replace an individual property with a qualified substitute property (a
"Property Substitution"), provided certain conditions, including the following, are met: (a) the aggregate of (i) the allocated loan amount with respect to the individual property to be replaced (the "Original Property"), plus (ii) the allocated loan amounts with respect to all individual properties previously or simultaneously replaced by Property Substitutions, shall be less than 50% of the then-current principal balance of the loan; (b) no event of default shall have occurred and be continuing on such date either before or after the
Property Substitution; (c) the then-current market value of any proposed qualified substitute property ("Substitute Property"), as determined by an appraisal acceptable to a reasonable commercial mortgage lender, shall equal or exceed the then-current market value of the Original Property immediately prior to the Property Substitution; (d) the net operating income of any Substitute
Property for the twelve-month period trailing the date of determination ("TTM
Period") shall equal or exceed the net operating income  of the Original
Property; (e) after giving effect to the Property Substitution, the DSCR for the aggregate portfolio shall be no less than the greater of (i) 1.39x, and
(ii) the DSCR with respect to the Residence Inn Portfolio 1 Loan for the TTM
Period; (f) each Substitute Property shall be (i) fully constructed and operating for a minimum of 12 months,  and (ii) a limited service hotel property or full service hotel property, in each case operating under a
Marriott franchise or any other brand affiliated with the foregoing; and (g)
Residence Inn Portfolio 1 Borrower(s) shall have delivered to the lender confirmation of each of the rating agencies assigning a rating to securities issued in connection with the Residence Inn Portfolio 1 Loan, that the Property
Substitution will not result in the qualification, withdrawal or downgrading of any such rating.

PROPERTY MANAGEMENT. Affiliates of Marriott are the property managers for all the Residence Inn Hotel Portfolio 1 Properties. Marriott is a leading worldwide hospitality company. Lodging activities, which include full-service, select-service, extended-stay and timeshare segments, develop, operate and franchise hotels and corporate housing properties under 13 separate brand names in 66 countries. As of December 31, 2004, Marriott International, Inc. operates or franchises approximately 2,632 lodging properties with 482,186 rooms.

Each management agreement shall be terminated by the applicable Borrower, at the lender's request, following any default (beyond applicable notice and cure periods) by the manager which permits termination of the management agreement.
In the event that the property manager elects not to renew the term of any management agreement at the end of the initial term or any renewal term thereof, or if any management agreement is otherwise terminated by the manager, then the applicable borrower shall appoint a replacement manager and a replacement hotel franchise to occupy and operate the property, each of which shall be acceptable to the lender and the rating agencies; provided, that
Remington Lodging and Hospitality, L.P. shall be deemed an acceptable replacement manager, and Starwood Hotels & Resorts Worldwide, Inc., Hilton
Hotels Corporation, Marriott International, Inc. or any brand of any of them shall be deemed an acceptable replacement hotel franchise, and the approval of any of the foregoing as manager or hotel franchise, as applicable, by lender and the rating agencies will not be required.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       51

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--------------------------------------------------------------------------------

RESIDENCE INN HOTEL PORTFOLIO 2
-------------------------------

[RESIDENCE INN HOTEL PORTFOLIO 2 PHOTO OMITTED]

[RESIDENCE INN HOTEL PORTFOLIO 2 PHOTO OMITTED]

-----------------------------------------------------------------------
                       PROPERTY INFORMATION
-----------------------------------------------------------------------
 Number of Mortgaged Properties                                    4
 Location (City/State)                                     See Table
 Property Type                                           Hospitality
 Size (Rooms)                                                    506
 Percentage Occupancy as of April 30, 2005                     79.3%
 Year Built                                                See Table
 Year Renovated                                            See Table
 Appraised Value                                         $58,000,000
 Underwritten Occupancy                                        80.5%
 Underwritten Revenues                                   $15,352,160
 Underwritten Total Expenses                             $10,034,532
 Underwritten Net Operating Income (NOI)                 $ 5,317,628
 Underwritten Net Cash Flow (NCF)                        $ 4,703,542

 ----------------------------------------------------------------------

-----------------------------------------------------------------------
                              LOAN INFORMATION
-----------------------------------------------------------------------
 Mortgage Loan Seller                                           MLML
 Loan Group                                                        1
 Origination Date                                      June 17, 2005
 Cut-off Date Principal Balance                          $43,490,000
 Cut-off Date Loan Balance Per Room                          $85,949
 Percentage of Initial Mortgage Pool Balance                    2.1%
 Number of Mortgage Loans                                          1
 Type of Security (fee/leasehold)                      Fee/Leasehold
 Mortgage Rate                                               5.3175%
 Amortization Type                                        IO-Balloon
 IO Period (Months)                                               60
 Original Term to Maturity/ARD (Months)                          120
 Original Amortization Term (Months)                             300
 Lockbox                                                        Hard
 Cut-off Date LTV Ratio                                        75.0%
 LTV Ratio at Maturity or ARD                                  67.1%
 Underwritten DSCR on NOI                                      1.69x
 Underwritten DSCR on NCF                                      1.49x
-----------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       52

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAPS OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       53

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Residence Inn Hotel Portfolio 2 Loan") is secured by a first mortgage loan on the fee interest in three and leasehold interest in one limited service Marriott branded (Residence Inn) hotels (each, a "Residence Inn Hotel Portfolio 2 Property" and collectively the "Residence
Inn Hotel Portfolio 2 Properties") totaling 506 rooms. The Residence Inn Hotel
Portfolio 2 Loan represents approximately 2.1% of the initial mortgage pool balance and approximately 2.2% of the initial loan group 1 balance.

The Residence Inn Hotel Portfolio 2 Loan was originated on June 17, 2005 and has a principal balance as of the cut-off date of $43,490,000. The Residence
Inn Portfolio 2 Loan has a remaining term of 119 months and a scheduled maturity date of July 1, 2015. Beginning June 17, 2005 and ending the day that is two years after its securitization, the Residence Inn Hotel Portfolio 2 Loan permits prepayment subject to a prepayment premium equal to the greater of yield maintenance with United States government obligations and one percent of principal balance. Additionally, the Residence Inn Hotel Portfolio 2 Loan
permits defeasance with United States governmental obligations beginning two years after its securitization. The Residence Inn Hotel Portfolio 2 Loan may be
prepaid without premium on or after June 1, 2015.

THE BORROWER. The borrowers (the "Residence Inn Hotel Portfolio 2 Borrowers")
are each a single purpose entity owned and controlled indirectly by Ashford
Hospitality Limited Partnership, which is the operating partnership of Ashford
Hospitality Trust, Inc. Ashford Hospitality Trust, Inc. is a publicly traded real estate investment trust (REIT) headquartered in Dallas, TX. The company commenced operation and became a public REIT on August 29, 2003 and is listed on the NYSE under the ticker "AHT". Ashford Hospitality Trust, Inc. invests in both debt and equity investments, secured exclusively by hotel assets. As of
July 25, 2005, the company had an equity market capitalization of $488 million.
As of July 27, 2005, the company currently has equity investments in 77 hotels totaling 12,671 rooms, mezzanine loans secured by 18 hotels totaling 5,842 rooms and a first mortgage secured by 1 hotel totaling 1,225 rooms.

THE LOCKBOX. Each of the properties is managed by an affiliate of Marriott
International, Inc. ("Marriott"). At origination, the Residence Inn Hotel
Portfolio 2 Borrowers and managers are required to deposit all rents and other gross revenue (including credit card receivables) from the properties into a related manager-controlled account (the "Manager Account"). Pursuant to the applicable management agreements and related documents, the manager will apply the funds in the Manager Account to its base management fee, applicable taxes, insurance premiums and a capital improvements/FF&E reserve before transferring the remaining funds to a lender-controlled account. Funds in the lender-controlled account will be applied to payment of reserves for taxes and insurance premiums (unless Marriott is manager of the properties and such amounts are otherwise paid or reserved for by the manager), debt service, a reserve for capital improvements (unless Marriott is manager of the properties and otherwise paid or reserved for by the manager), fees of the cash management bank, operating expenses of the applicable property (unless Marriott is manager of the properties and otherwise paid or reserved for by the manager) and debt service on a permitted mezzanine loan (if any).

THE PROPERTIES. The Residence Inn Hotel Portfolio 2 Loan is collateralized by 4 properties containing a total of 506 rooms. The properties are located in 4 states and will be managed by affiliates of Marriott.

The following tables present certain information relating to the Residence Inn
Hotel Portfolio 2 Properties:



--------------------------------------------------------------------------------
                            PORTFOLIO PROPERTIES
                            --------------------

                                                                CUT-OFF DATE
                                        PROPERTY                 ALLOCATED
             PROPERTY NAME              LOCATION       ROOMS      BALANCE

 Residence Inn Sacramento .........  Sacramento, CA     176   $15,596,414
 Residence Inn Wilmington .........    Newark, DE       120   $11,622,328
 Residence Inn Providence .........    Warwick, RI       96   $ 8,548,034
 Residence Inn Ann Arbor ..........   Ann Arbor, MI     114   $ 7,723,224
--------------------------------------------------------------------------------
 TOTAL ............................                     506   $43,490,000
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                     YEAR BUILT/
                                        YEAR
             PROPERTY NAME           RENOVATED(1)                      BORROWER

 Residence Inn Sacramento .........   1986/2002   Ruby Sacramento Cal Expo Limited Partnership
 Residence Inn Wilmington .........     1989      Ruby Wilmington Newark Limited Partnership
 Residence Inn Providence .........   1989/2000   Ruby Providence Warwick Limited Partnership
 Residence Inn Ann Arbor ..........   1985/2004   Ruby Ann Arbor Limited Partnership
------------------------------------------------------------------------------------------------
 TOTAL ............................
------------------------------------------------------------------------------------------------


--------------
(1) The Residence Inn Hotel Portfolio 2 Borrowers are obligated under the loan documents to spend the following on capital improvements by December 31,
    2006: (i) $289,540 for Residence Inn Sacramento; (ii) $2,715,245 for
    Residence Inn Wilmington; (iii) $814,241 for Residence Inn Providence and
    (iv) $825,000 for Residence Inn Ann Arbor. Ashford Hospitality Limited
    Partnership provided a guaranty for the required capital expenditures.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       54

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--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                             OPERATIONAL STATISTICS(1)
                                             ------------------------

                                                                                 TRAILING 12-MONTH
                                                      2003           2004           APRIL 2005             UW

 Average Daily Rate (ADR) ....................   $ 100.30       $ 100.78       $ 101.62              $ 101.72
 Occupancy % .................................       76.6%          78.5%          79.3%                 80.5%
 Revenue per Available Room (RevPAR) .........   $  76.79       $  79.15       $  80.61              $  81.86
-----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                                      PENETRATION INDICES(2)
                                      ----------------------

                PROPERTY NAME                    ADR INDEX      OCCUPANCY INDEX      REVPAR INDEX

 Residence Inn Sacramento Cal Expo .........       114.9%            120.4%             138.4%
 Residence Inn Wilmington Newark ...........       107.8%            102.2%             110.1%
 Residence Inn Providence Warwick ..........       105.1%            107.3%             112.7%
 Residence Inn Ann Arbor ...................       131.7%            109.1%             143.6%
----------------------------------------------------------------------------------------------------
 TOTAL .....................................       115.1%            111.1%             128.0%
----------------------------------------------------------------------------------------------------


THE MARKET(2),(3),(4). The Residence Inn Sacramento property is located at 1530
Howe Avenue in the city of Sacramento, in Sacramento County, California in the
Sacramento--Arden-Arcade--Roseville, CA from the Metropolitan Statistical Area
(MSA). The property is approximately five miles from downtown Sacramento and is less than one mile from the California Exposition & State Fair grounds.
According to a report by a lodging industry data provider (the "Third Party
Report"), the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 65.8%, $85.22, and $56.03 respectively.

The Residence Inn Wilmington Newark property is located at 240 Chapman Road in the city of Newark, in New Castle County, Delaware in the Philadelphia-Camden-
Wilmington, PA-NJ-DE-MD MSA. The property is located in the Newark/Christiana sub-market, roughly ten miles west of Wilmington, Delaware. Additionally, it is located two miles from the Christina Mall, four miles from the Delaware Race
Track and Slots and four miles from the University of Delaware. According to the
Third Party Report, the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 71.6%,
$100.75, and $72.16 respectively.

The Residence Inn Providence property is located at 500 Kilvert Street in the city of Warwick, in Kent County, Rhode Island in the Providence-Warwick-
Pawtucket, RI MSA. The property is approximately one mile northeast on the
Warwick and Rhode Island Malls, seven miles south of Providence and one mile west of Providence airport. According to the Third Party Report, the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 79.4%, $96.33, and $76.49 respectively.

The Residence Inn Ann Arbor property is located at 800 Victors Way in the city of Ann Arbor, in Washtenaw County, Michigan in the Ann Arbor, MI MSA. The
property is approximately two miles south of downtown Ann Arbor and the
University of Michigan and is located 1 mile from Briarwood Mall. According to the Third Party Report, the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 73.8%,
$74.84, and $55.23 respectively.

--------------
(1) As provided by the Residence Inn Hotel Portfolio 2 Borrowers.
(2) Residence Inn Hotel Portfolio 2 Properties ADR, Occupancy and RevPAR
    statistics as compared to Competitive Set ADR, Occupancy and RevPAR information obtained from a lodging industry data provider as of March 2005.
(3) Certain information obtained from a third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.
(4) Competitive set ADR, Occupancy and RevPAR statistics were obtained from a lodging industry data provider as of March 2005.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       55

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--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Residence Inn Hotel Portfolio 2 Loan:

           --------------------------------------------------------
                                ESCROWS/RESERVES
                                ----------------

                     TYPE:                  INITIAL       MONTHLY

           Ground Rent ...............     $ 13,333       $13,333
           Immediate Repairs .........     $419,968       $     0
           --------------------------------------------------------

Monthly Taxes, Insurance and Replacement Reserves   Monthly escrows for taxes,
insurance premiums and replacement reserves will be held by the property managers, affiliates of Marriott International, Inc.

Capital Improvement Guaranty   The Residence Inn Hotel Portfolio 2 Borrowers are
obligated under the loan documents to spend a total of $4,644,026 on capital improvements by December 31, 2006. Ashford Hospitality Limited Partnership
provided a guaranty for the required capital expenditures. Ashford Hospitality
Limited Partnership is obligated under the guaranty to maintain (i) a tangible net worth equal to or not less than $100 million and (ii) liquid assets in excess of its guaranteed obligations.

PARTIAL DEFEASANCE. The Residence Inn Hotel Portfolio 2 Borrowers may elect to defease the Residence Inn Hotel Portfolio 2 Loan in whole or in part provided that the conditions set forth in the loan documents are satisfied, including no defeasance will be permitted until after the second anniversary of the creation of the securitization trust or if any event of default under the mortgage loan documents has occurred and is continuing.

ADDITIONAL DEBT. The Residence Inn Hotel Portfolio 2 Borrowers will not be permitted to further encumber the property or incur additional indebtedness while the Residence Inn Hotel Portfolio 2 Loan is outstanding, except, if the
DSCR is greater than 1.50x and the LTV based on new appraisals is not more than
70%, then the Residence Inn Hotel Portfolio 2 Borrowers may incur mezzanine indebtedness such that the loan-to-value ratio of total indebtedness (i.e.,
Residence Inn Hotel Portfolio 2 Loan plus mezzanine loan) does not exceed 75%
and the all-in DSCR does not fall below 1.35x. In addition, in connection with the sale of the Residence Inn Hotel Portfolio 2 Properties where the purchaser assumes the Residence Inn Hotel Portfolio 2 Loan in accordance with the permitted transfers provision of the loan documents, a transferring Residence
Inn Hotel Portfolio 2 Borrower or sponsor may provide mezzanine financing to the purchaser in an amount which, when taken together with any other financing obtained by such purchaser, does not exceed 90% of the sale price, subject to receipt of a rating agency confirmation letter.

SUBSTITUTION PROVISIONS. Subject to the terms and conditions set forth in the loan agreement, Residence Inn Portfolio 2 Borrower(s) may, from time to time, replace an individual property with a qualified substitute property (a
"Property Substitution"), provided certain conditions, including the following, are met: (a) the aggregate of (i) the allocated loan amount with respect to the individual property to be replaced (the "Original Property"), plus (ii) the allocated loan amounts with respect to all individual properties previously or simultaneously replaced by Property Substitutions, shall be less than 50% of the then-current principal balance of the loan; (b) no event of default shall have occurred and be continuing on such date either before or after the
Property Substitution; (c) the then-current market value of any proposed qualified substitute property ("Substitute Property"), as determined by an appraisal acceptable to a reasonable commercial mortgage lender, shall equal or exceed the then-current market value of the Original Property immediately prior to the Property Substitution; (d) the net operating income of any Substitute
Property for the twelve-month period trailing the date of determination ("TTM
Period") shall equal or exceed the net operating income  of the Original
Property; (e) after giving effect to the Property Substitution, the DSCR for the aggregate portfolio shall be no less than the greater of (i) 1.39x, and
(ii) the DSCR with respect to the Residence Inn Portfolio 1 Loan for the TTM
Period; (f) each Substitute Property shall be (i) fully constructed and operating for a minimum of 12 months,  and (ii) a limited service hotel property or full service hotel property, in each case operating under a
Marriott franchise or any other brand affiliated with the foregoing; and (g)
Residence Inn Portfolio 2 Borrower(s) shall have delivered to the lender confirmation of each of the rating agencies assigning a rating to securities issued in connection with the Residence Inn Portfolio 2 Loan, that the Property
Substitution will not result in the qualification, withdrawal or downgrading of any such rating.

PROPERTY MANAGEMENT. Affiliates of Marriott are the property managers for all the Residence Inn Hotel Portfolio 2 Properties. Marriott is a leading worldwide hospitality company. Lodging activities, which include full-service, select-service, extended-stay and timeshare segments, develop, operate and franchise hotels and corporate housing properties under 13 separate brand names in 66 countries. As of December 31, 2004, Marriott International Inc. operates or franchises approximately 2,632 lodging properties with 482,186 rooms.

Each management agreement shall be terminated by the applicable Residence Inn
Hotel Portfolio 2 Borrower, at the lender's request, following any default
(beyond applicable notice and cure periods) by the manager which permits termination of the management agreement. In the event that Marriott
International, Inc. elects not to renew the term of any management agreement at the end of the initial term or any renewal term thereof, or if any management agreement is otherwise terminated by the manager, then the applicable borrower shall appoint a replacement manager and a replacement hotel franchise to occupy and operate the property, each of which shall be acceptable to lender and the rating agencies; provided, that Remington Lodging and Hospitality, L.P. shall be deemed an acceptable replacement manager, and Starwood Hotels & Resorts
Worldwide, Inc., Hilton Hotels Corporation, Marriott International, Inc. or any
brand of any of them shall be deemed an acceptable replacement hotel franchise, and the approval of any of the foregoing as manager or hotel franchise, as applicable, by lender and the rating agencies will not be required.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       56

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

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--------------------------------------------------------------------------------

MORGAN RV PORTFOLIO
-------------------

[MORGAN RV PORTFOLIO PHOTO OMITTED]

[MORGAN RV PORTFOLIO PHOTO OMITTED]

-----------------------------------------------------------------------
                        PROPERTY INFORMATION
-----------------------------------------------------------------------
 Number of Mortgaged Real Properties                               3
 Location (City/State)                                     See Table
 Property Type                                  Manufactured Housing
 Size (Pads)                                                   2,087
 Percentage Occupancy as of May 1, 2005                    100.0%(1)
 Year Built                                               See Table
 Year Renovated                                           See Table
 Appraisal Value                                         $56,200,000
 # of Tenants                                                    NAP
 Average Rent Per Pad                                   $1,923.05(2)
 Underwritten Occupancy                                     93.1%(3)
 Underwritten Revenues                                    $5,595,312
 Underwritten Total Expenses                              $1,750,938
 Underwritten Net Cash Flow (NOI)                         $3,844,374
 Underwritten Net Cash Flow (NCF)                         $3,740,024

 ----------------------------------------------------------------------

-----------------------------------------------------------------------
                            LOAN INFORMATION
-----------------------------------------------------------------------
 Mortgage Loan Seller                                            CRF
 Loan Group                                                        1
 Origination Date                                      June 10, 2005
 Cut-off Date Principal Balance                          $41,464,994
 Cut-off Date Loan Balance Per Pad                           $19,868
 Percentage of Initial Mortgage Pool Balance                    2.0%
 Number of Mortgage Loans                                          1
 Type of Security (fee/leasehold)                                Fee
 Mortgage Rate                                               5.9330%
 Amortization Type                                           Balloon
 IO Period (Months)                                                0
 Original Term to Maturity/ARD (Months)                          120
 Original Amortization Term (Months)                             360
 Lockbox                                                        Soft
 Cut-off Date LTV Ratio                                        73.8%
 LTV Ratio at Maturity or ARD                                  62.5%
 Underwritten DSCR on NOI                                      1.30x
 Underwritten DSCR on NCF                                      1.26x

-----------------------------------------------------------------------

(1) The percentage occupancy is based on the number of seasonal pads rented for the season at each property and represents 204 pads for Alpine Lake; 1,105 pads for Brennan Beach; and 161 pads for Sandy Beach. The season generally runs from May 1st to October 15th.
(2) Average Rent per pad for the Morgan RV Portfolio is based on the number of seasonal pads rented for the season at each property and represents 204 pads for Alpine Lake; 1,105 pads for Brennan Beach; and 161 pads for Sandy Beach.
    Seasonal units account for 27% of Alpine Lake revenue, 62% of Brennan Beach revenue and 68% of Sandy Beach revenue.
(3) Underwritten Occupancy is based on the Underwritten Economic Occupancy.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       57

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAPS OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       58

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Morgan RV Portfolio Loan") is evidenced by a single promissory note secured by a first mortgage encumbering three mobile home parks located in Contoocook, New Hampshire, Corinth, New York and Pulaski,
New York (collectively, the "Morgan RV Portfolio Properties"). The Morgan RV
Portfolio Loan represents approximately 2.0% of the initial mortgage pool balance and approximately 2.1% of the initial loan group 1 balance.

The Morgan RV Portfolio Loan was originated on June 10, 2005, and has a principal balance as of the cut-off date of $41,464,994. The Morgan RV
Portfolio Loan has a remaining term of 119 months and a scheduled maturity date of July 8, 2015. The Morgan RV Portfolio Loan permits defeasance (i) in whole or (ii) in part in connection with a release of an individual property, in each case with non-callable government securities beginning two years after the creation of the series 2005-CIP1 securitization trust. The Morgan RV Portfolio may be prepaid with a prepayment premium on or after April 8, 2015.

THE BORROWERS. The "Borrowers" are (i) Alpine Lake RV Resort, LLC, (ii) Brennan
RV Resort, LLC and (iii) Sandy Beach RV Resort, LLC, each a Delaware limited liability company and a special purpose entity. The sponsor of the Borrowers is
Robert Morgan, the founder of Morgan Management, LLC ("Morgan Management").
Robert Morgan is a real estate developer who owns and manages 70 manufactured housing communities with over 9,500 sites. In addition, he owns and operates several RV resorts, consisting of approximately 7,000 RV sites and is the owner/manager of over 1,000 RV sites in the Northeast

LOCKBOX. The mortgage loan requires a soft lockbox and in-place cash management. At origination, the Borrowers were required to establish a lockbox account. On each business day, all funds in the lockbox account are transferred to an account specified by the Borrowers unless a "cash management period" is continuing, in which event all funds in the lockbox account are required to be transferred on a daily basis to a cash management account. A "cash management period" means (i) any "seasonality reserve period," (ii) any period commencing upon the maturity date of the Morgan RV Portfolio Loan, (iii) any period during which an event of default under the loan documents is continuing or (iv) any
"cash sweep period." A "seasonality reserve period" means, in each calendar year during the loan term, December 15 through the date upon which an amount of funds equal to the aggregate tax and insurance monthly installments, required debt service payments and capital expenditures reserve monthly installments for the twelve successive months commencing on the next succeeding June 1 have been deposited into the seasonality reserve sub-account. During the twelve successive months commencing each June 1 during the loan term, payments due under the loan will be applied by Lender from the seasonality reserve sub-account of the cash management to satisfy monthly tax and insurance, debt service and capital expenditures reserve payments. A "cash sweep period" will occur if, as of May 30 of any year, the adjusted debt service coverage ratio for the Morgan RV Portfolio Loan is not greater than 1.20:1, and will continue until, as of May 30 of any year thereafter, the adjusted debt service coverage ratio is 1.35:1 or greater. Cash swept funds are deposited into a Debt Service
Payment Reserve.

THE PROPERTIES(1). The Morgan RV Portfolio Properties consist of three recreational vehicle ("RV") resort and camping communities located in
Contoocook, NH, Saratoga, NY, and Corinth, NY.  The Morgan RV Portfolio
Properties in the aggregate contain approximately 2,087 RV sites located on a total of 424 acres.

The following table presents certain information relating to the Morgan RV
Portfolio Properties:



-----------------------------------------------------------------------------------------
                                 PORTFOLIO PROPERTIES
                                 --------------------

                                                                YEAR BUILT/    NUMBER
            PROPERTY                        LOCATION             RENOVATED    OF PADS

 Alpine Lake ................   78 Heath Road, Corinth, NY      1978/2003        500
 Brennan Beach .............. 80 Brennan Beach, Pulaski, NY       1965         1,400
 Sandy Beach ................     677 Clement Hill Road,
                                      Contoocook, NH            1960/2003        187
-----------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE .....                                                  2,087
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                               % OF                       AVERAGE
                               TOTAL        AVERAGE        MARKET                       APPRAISED
            PROPERTY           PADS       RENT/PAD(2)     RENT/PAD(3)   OCCUPANCY(4)       VALUE

 Alpine Lake ................  24.0%       $2,477.16       $3,487.50       100.0%      $20,110,000
 Brennan Beach ..............  67.1%       $1,692.75       $3,037.50       100.0%      $29,420,000
 Sandy Beach ................

                                9.0%       $2,801.55       $3,087.50       100.0%       $6,670,000
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ..... 100.0%       $1,923.05       $3,204.17       100.0%      $56,200,000
------------------------------------------------------------------------------------------------------


SANDY BEACH RV RESORT COMMUNITY. The Sandy Beach RV Resort Community is a
seasonal resort community located at 677 Clement Hill Road, Contoocook, NH. The community was originally developed in the 1960s and underwent a utility upgrade and modernization in 2000 to allow for full hookups at each site, including
50-amp electrical service, telephone jack, high-speed Internet and cable lines, and new water and wastewater lines to each pad site.  Typical pad sites are approximately 2,500-3,000 square feet in size.

---------------------
(1) Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.
(2) Average Rent per pad for the Morgan RV Portfolio is based on the number of seasonal pads rented for the season at each property and represents 204 pads for Alpine Lake; 1,105 pads for Brennan Beach; and 161 pads for Sandy Beach.
    The season generally runs from May 1st to October 15th.
(3) Market Rent per pad is based on seasonal rents at competitive properties.
(4) The percentage occupancy is based on the number of seasonal pads rented for the season at each property and represents 204 pads for Alpine Lake; 1,105 pads for Brennan Beach; and 161 pads for Sandy Beach. Seasonal units account for 27% of Alpine Lake revenue, 62% of Brennan Beach revenue and 68% of
    Sandy Beach revenue.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       59

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The community is situated on 39 acres and contains 187 sites, of which 182 are
RV sites, three are rental cabins and two are residential dwellings. Of the 182
RV sites, there are 161 (seasonal sites, meaning they are rented out by the season rather than by the night or week. These sites are 100% occupied for the
2005 season (which runs from May 1 to October 15).According to the management company there is a waiting list of 30-40 families who have requested seasonal sites and that the seasonal occupancy has been 100% since 2002. The seasonal sites are occupied by either a tenant- or park- owned model or travel trailer that typically is improved with landscaping and decks. The remaining 21 sites are transient. These sites accommodate daily, weekly or monthly renters.

The Sandy Beach RV Resort Community has lake frontage and a beach along Rolfe
Pond. Resort amenities include a large gazebo, a tennis court, recreational equipment/playground on the beach, a community store, and an on-site manager.
Two bathhouses are located in the community, one of which was recently constructed. A laundry facility was also recently constructed.

ALPINE LAKE RV RESORT COMMUNITY. The Alpine Lake RV Resort Community is a
seasonal resort community located at 78 Heath Road, Corinth, NY. The community was originally developed in 1978 and recently underwent a utilities update to provide state-of-the-art, full hookup services at each of the sites. Typical sites are pull-throughs, and all include full hookups with 30- or 50-amp electrical service, modem and cable lines, as well as water and wastewater lines to each site.  Typical sites range in size from 2,000 square feet to
4,000 square feet.

The community is situated on 185 acres and contains 500 sites, of which 204 are seasonal RV sites, 286 are transient RV sites, and 10 are rental cabins. The seasonal RV sites are 100% occupied for the 2005 season (May 1 to October 15).
According to the management company there is a 150-person waiting list for the seasonal sites2. The seasonal sites are occupied by either a tenant-or park-
owned model or travel trailer that typically is improved with landscaping and decks. The transient sites accommodate daily, weekly or monthly renters.

The Alpine Lake RV Resort Community has a waterfront location on Alpine Lake and encompasses a pond.  Resort amenities include two in-ground pools, two tennis court areas, a sports field, a picnic area, a community store, a recreation building, a teen recreation center and a community clubhouse that features a game room/arcade, bingo hall, shuffleboard court, and horseshoe pits.  There is a full-service restaurant located on the shore of the pond.
The resort offers recreational activities including rental paddle boats and off-road motorbikes.  There are several bathhouses located throughout the community, one of which includes a laundry room. There is also a trolley that transports visitors from the resort to Lake George. The Alpine Lake RV Resort
Community has received a five-star recreation rating from Woodall's.

BRENNAN BEACH RV RESORT COMMUNITY. The Brennan Beach RV Resort Community is a
seasonal resort community located at 80 Brennan Beach, Pulaski, NY. The community was originally developed in the 1960's and recently underwent an infrastructure upgrade.  All sites are equipped for full hookup with 30- or
50-amp electrical service and cable lines, as well as water and wastewater lines.  Seasonal sites are approximately 2,500 square feet and transient sites are approximately 4,000 square feet.

The community is situated on 200 acres and contains 1,400 sites, of which approximately 1,105 are seasonal RV sites, 271 are transient RV sites and 24 rental cabins. The seasonal RV sites are 100% occupied for the 2005 season (May
1 to October 15). According to the management company there is a 200-person waiting list for the seasonal sites. The seasonal sites are occupied by either a tenant- or park- owned model or travel trailer that typically is improved with landscaping and decks. The transient sites accommodate daily, weekly or monthly renters.

The Brennan Beach RV Resort Community has a waterfront location. Amenities include three in-ground pools, two tennis court areas, a sports field, a picnic area, a community store and restaurant, a recreation building, a community clubhouse featuring indoor miniature golf and game room, a shuffle board court, and several bathhouses. The resort offers a series of shower and bathroom buildings dispersed throughout the community as well as a laundry facility. The
Brennan Beach RV Resort Community has received a five-star recreation rating from Woodall's.

---------------------
(2)   CRF was not able to verify this information.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       60

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE MARKET.(1) The Sandy Beach RV Resort Community is located approximately 14.8 miles North of the state capitol of New Hampshire, Concord, and approximately over 78 miles from the Boston, MA area. Nearby attractions include the White
Mountains and the New Hampshire seacoast.  The resort is approximately 30 miles from the New Hampshire International Speedway in Louden (NASCAR) and
approximately 20 miles away from retail centers in Manchester.

The Alpine Lake RV Resort Community is located between Saratoga Springs and
Lake George, New York, in the Adirondack vacation area.  Lake George offers recreational activities and vacation venues including Water Slide World, Fort
William Henry, Great Escape & Splashwater Kingdom, Lake George Steamboat
Company, and Lake George Opera.Additionally, Saratoga has the oldest horse racetrack in the U.S.  Additional attractions include Saratoga's Performing
Arts Center (SPAC), Saratoga Equine Sports Center and the Albany-Saratoga
Speedway.  Local attractions include health resorts, historical attractions, a rodeo and white water rafting.

The Brennan Beach RV Resort Community is located in the village of Pulaski, NY which is located approximately 43 miles north of Syracuse.  The community overlooks a sandy beach on the eastern shores of Lake Ontario. Local attractions include fishing either on Lake Ontario or in nearby rivers.

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Morgan RV Portfolio Loan:

       ------------------------------------------------------------
                                    ESCROWS/RESERVES
                                    ----------------

                     TYPE:                  INITIAL     MONTHLY

         Taxes ........................     $210,682      $0
         Insurance ....................      $62,389      $0
         Immediate Repairs ............   $1,405,471      $0
         Capital Expenditures .........     $104,350      $0
         Seasonality Reserve ..........   $2,964,344      $0
         Debt Service Reserve .........   $1,482,172      $0
       ------------------------------------------------------------

DEBT SERVICE RESERVE. The initial deposit represents six month of debt service.
Amounts in this reserve are held as additional collateral for the Morgan RV
Portfolio Loan and will be released to the borrower under the following terms:
(a) in the even that the DSCR for the loan exceeds 1.50:1 for three succeeding annual determinations and no event of default has occurred and is continuing,
50% of the then current balance will be released; and (b) in the event that the
DSCR for the loan exceeds 1.70:1 for any subsequent annual determination and no event of default has occurred and is continuing, the balance of the reserve will be released.

SEASONALITY RESERVE. The initial deposit represents 12 months of debt service.
This reserve has been established to account for the seasonal nature of revenues at the Morgan RV Portfolio Properties. Amounts in this reserve will be transferred monthly to the lender in an amount equal to the debt service then due. Additionally, this reserve will be funded throughout the life of the
Morgan RV Portfolio Loan by a cash flow sweep commencing on December 15 and continuing until amounts on deposit are sufficient to pay the debt service, taxes, insurance, and capital expenditure reserve amount for the twelve months commencing on the following June 15. See "Lockbox" above.

TAXES, INSURANCE AND CAPITAL EXPENDITURE RESERVE. The initial deposits represent twelve months of escrows for these amounts. Future escrows for taxes, insurance, and capital expenditures will be funded through the seasonality reserve described above.

MONTHLY RESERVES/ESCROWS. Amounts for taxes, insurance, and capital expenditures are escrowed/reserved on an ongoing basis through the seasonality reserve described above.

RELEASE PROVISIONS. So long as no event of default under the mortgage loan is continuing, the Morgan RV Portfolio Loan permits partial defeasance of the loan in connection with a release of individual properties with non-callable government securities beginning two years after the creation of the series
2005-CIP1 securitization trust, in an amount equal to the greater of (i) 125%
of the allocated loan amount of the property to be defeased, (ii) in the event that such partial defeasance is in connection with the sale of the property to be defeased to a third party unaffiliated with the Borrowers or its sponsor, in an arm's-length transaction pursuant to the permitted transfer provisions of the loan documents, an amount equal to 85% of the gross sales price to be paid by or on behalf of such transferee for purchase of such property, and (iii) an amount which causes the adjusted debt service coverage ratio with respect to the undefeased portion of the Morgan RV Portfolio Loan to be at least 1.35:1.
The conditions for partial defeasance include payment by the Borrowers of all reasonable fees and expenses associated with the partial defeasance, and written confirmation from the relevant rating agencies that such partial defeasance will not result in any withdrawal, qualification or downgrade the then-applicable rating on any security issued in connection with the Morgan RV
Portfolio Loan.
---------------------
(1)   Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       61

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

TRANSFER. The Borrowers are currently seeking to transfer their interests in and to the Morgan RV Portfolio Properties to a third party transferee comprised of affiliates of Equity Lifestyle Properties, Inc. In connection with such transfer, the transferee will assume the Borrowers' rights and obligations in connection with the Morgan RV Portfolio Loan. The transfer is structured as a
"reverse 1031 exchange" whereby the original Borrowers will transfer title to the Morgan RV Portfolio Properties to a new borrower (comprised of three entities satisfying the special-purpose entity requirements of the loan documents) of which 100% is owned by a third party 1031 exchange accommodator.
The new borrow will simultaneously lease the Morgan RV Portfolio Properties to another entity satisfying the special-purpose entity requirements and affiliated with Equity Lifestyle Properties, Inc. to operate and manage the
Morgan RV Portfolio Properties. The new borrower and the operating lessee will provide a fee and leasehold mortgage of their interests in the property as security for the Morgan RV Portfolio Loan. In addition, MHC Operating Limited
Partnership ("MHC"), an Illinois limited partnership, an affiliate of Equity
Lifestyle Properties, Inc., will provide a recourse guaranty and environmental indemnity in connection with the Morgan RV Portfolio Loan. At or prior to the expiration of a time period to accommodate the tax-deferred exchange, 100% of the membership interest in the new borrower will be transferred to MHC, and upon such transfer the operating lease, by its terms, will terminate. In connection with the foregoing transaction, MHC has made a loan to the new borrower (owned by the third party accommodator) in an amount equal to sufficient to enable the new borrower to purchase the Mortgage RV Properties.
Such loan is evidenced by a promissory note, which is unsecured and by its terms is subject and subordinate to the Morgan RV Portfolio Loan. The new borrower's obligations under the promissory note shall be fully discharged upon conveyance of the membership interests in the new borrower to MHC.

According to Equity Lifestyle Properties, Inc.'s December 31, 2004 10-K (filed on March 31, 2005), Sam Zell is chairman of the board of four publicly traded real estate companies: Equity Office Properties Trust (NYSE:EOP), Equity
Residential (NYSE:EQR), Equity Lifestyle Properties, Inc. (NYSE:ELS), and
Capital Trust (NYSE:CT). Equity Lifestyle Properties, Inc. (NYSE:ELS), a
publicly traded REIT since 1993, has been in business for over 25 years. As of
December 31, 2004, the company owned or had an ownership interest in a portfolio of 275 properties located in 25 states and British Columbia containing 101,231 residential sites. The company employs approximately 1,500 employees with 2004 revenue of $353.0M (up 30.2%. from 2003).

PROPERTY MANAGEMENT. Morgan Management, LLC is the property manager for the
Morgan RV Properties. Morgan Management has developed manufactured housing communities in Maine, Massachusetts, Florida, New York, Ohio and Pennsylvania.
Morgan Management's investment portfolio includes 200,000 square feet of retail space, 600,000 square feet of office/industrial complexes and several apartment buildings. Robert Morgan has more than 25 years of experience in the housing and development industry.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       62

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

SAN ANTONIO PORTFOLIO
---------------------

[SAN ANTONIO PORTFOLIO PHOTO OMITTED]

[SAN ANTONIO PORTFOLIO PHOTO OMITTED]

----------------------------------------------------------------------
                            PROPERTY INFORMATION
----------------------------------------------------------------------
 Number of Mortgaged Real Properties                              10
 Location (City/State)                                Various, Texas
 Property Type                                             Mixed Use
 Size (Square Feet)                                          498,919
 Percentage Occupancy as of various Occupancy Dates            94.0%
 Year Built                                                See Table
 Year Renovated                                            See Table
 Appraisal Value                                         $51,910,000
 # of Tenants                                                    132
 Average Rent Per Square Foot                                 $11.21
 Underwritten Occupancy                                        90.5%
 Underwritten Revenues                                    $6,717,022
 Underwritten Total Expenses                              $2,423,397
 Underwritten Net Cash Flow (NOI)                         $4,293,625
 Underwritten Net Cash Flow (NCF)                         $3,927,275

 ---------------------------------------------------------------------

----------------------------------------------------------------------
                         MORTGAGE LOAN INFORMATION
----------------------------------------------------------------------
 Mortgage Loan Seller                                           MLML
 Loan Group                                                        1
 Origination Date                                      June 23, 2005
 Cut-off Date Principal Balance                          $39,800,000
 Cut-off Date Loan Balance Per SF/Unit                           $80
 Percentage of Initial Mortgage Pool Balance                    1.9%
 Number of Mortgage Loans                                          1
 Type of Security (fee/leasehold)                                Fee
 Mortgage Rate                                               5.6780%
 Amortization Type                                        IO-Balloon
 IO Period (Months)                                               36
 Original Term to Maturity/ARD (Months)                          120
 Original Amortization Term (Months)                             360
 Lockbox                                                        Hard
 Cut-off Date LTV Ratio                                        76.7%
 LTV Ratio at Maturity or ARD                                  68.8%
 Underwritten DSCR on NOI                                      1.55x
 Underwritten DSCR on NCF                                      1.42x
----------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       63

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       64

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "San Antonio Portfolio Loan") is evidenced by a single promissory note secured by a first mortgage encumbering 9 retail properties and 1 self storage property (the San Antonio Portfolio Properties")
located in the state of Texas. The San Antonio Portfolio Loan represents approximately 1.9% of the initial mortgage pool balance and approximately 2.0%
of the initial loan group 1 balance.

The San Antonio Portfolio Loan was originated on June 23, 2005 and has a principal balance as of the cut-off date of $39,800,000. The San Antonio
Portfolio Loan has a remaining term of 119 months and a scheduled maturity date of July 1, 2015. The San Antonio Portfolio Loan may be prepaid on or after May
1, 2015 and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWERS. The borrowers, Countryside Plaza, Ltd., Southwest Junction,
Ltd., and B&M Real Estate, Ltd., (the "San Antonio Portfolio Borrowers") are
each a Texas limited partnership. The general partner of Countryside Plaza,
Ltd. is KLMR-LRB Countryside, L.L.C., a Delaware limited liability company which owns a 1.08% general partnership interest in Countryside Plaza, Ltd.
Larry R. Baumgardner and KLMR, Inc. each own a 50% membership interest in
KLMR-LRB Countryside, L.L.C. KLMR, Inc. is wholly owned by Maychild, Ltd.
Maychild, Ltd. is wholly owned by various members of the Mays family. The
98.92% limited partnership interests in Countryside Plaza Ltd. are owned indirectly by Larry R. Baumgardner (14.013%) and Carole Baumgardner (13.197%)
and directly by Maychild, Ltd. (71.71%). The general partner of Southwest
Junction, Ltd. is KLMR-LRB Southwest, L.L.C., a Delaware limited liability company which owns a 1.08% general partnership interest in Southwest Junction,
Ltd. Larry R. Baumgardner and KLMR, Inc. each own a 50% membership interest in
KLMR-LRB Southwest, L.L.C. The 98.92% limited partnership interests in
Southwest Junction, Ltd. are owned indirectly by Larry R. Baumgardner (14.013%)
and Carole Baumgardner (13.197) and directly by Maychild, Ltd. (71.71%). The general partner of B&M Real Estate, Ltd. is B&M Delaware, L.L.C., a Delaware
limited liability company which owns a 1.08% general partnership interest in
B&M Real Estate, Ltd. LRB Properties, Inc. and KLMR, Inc. each own a 50%
membership interest in B&M Delaware, L.L.C. The 98.92% limited partnership interests in B&M Real Estate, Ltd. are directly owned by Larry R. Baumgardner
(27.21%) and Maychild, Ltd. (71.71%).

Larry R. Baumgardner and Randall T. Mays, serve as the indemnitors for the San
Antonio Portfolio Loan. Randall T. Mays is Executive Vice President and Chief
Financial Officer of Clear Channel Worldwide. Clear Channel Worldwide currently owns over 1200 radio stations, 36 television stations, over 770,000 outdoor advertising displays and the LIVE entertainment company. Mr. Baumgardner is the principal of Dominion Advisory Group a diversified, full service, corporate real estate services firm based in San Antonio, Texas, formed in 1993, as well as an integrated group of related companies.

LOCKBOX. The San Antonio Portfolio Loan requires a hard lockbox and cash management. The loan documents require the San Antonio Portfolio Borrowers to direct the tenants (with the exception of the Bulverde Mini Storage Property)
to deposit all rents and other revenue from the San Antonio Portfolio
Properties directly into the clearing account. With respect to the Bulverde
Mini-Storage Property only, the San Antonio Portfolio Borrowers (i) shall not be required to send tenant direction letters to the tenants at the Bulverde
Mini -Storage Property and (ii) shall collect or cause the manager to collect all of the rents for the Bulverde Mini-Storage Property and deposit them into the clearing account within one (1) business day of receipt. Each business day, all funds in the clearing account are transferred to a cash management account.
Provided no event of default is continuing, funds in the cash management account are applied to fund tax and insurance reserve accounts, pay monthly debt service, fund replacement reserves, tenant improvement and leasing commission reserves, and pay all costs and expenses incurred by the cash management bank in connection with administering the cash management account and, following a Cash Management Period (defined below), operating expenses and extraordinary expenses for the applicable month. Prior to the occurrence of a
Cash Management Period, all funds remaining in the cash management account
(after deposits for the items referred to in the immediately preceding sentence) shall be disbursed to an account specified by the San Antonio
Portfolio Borrowers and upon the occurrence and during the continuance of a
Cash Management Period, all funds remaining in the cash management account
(after deposits for the items referred to in the immediately preceding sentence) shall be deposited into the excess cash reserve account and held by the lender as additional collateral for the San Antonio Portfolio Loan

"Cash Management Period" shall mean the period (a) commencing on the date upon which the debt service coverage ratio for the San Antonio Portfolio Properties, as reasonably determined by the lender, for the immediately preceding three month period is less than 1.15 to 1.00, and ending on the date the debt service coverage ratio equals or exceeds 1.15 to 1.00 for the immediately preceding three month period or (b) commencing on the date upon which an event of default occurs and ending on the date that such event of default is cured.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       65

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE PROPERTIES.

The following table presents certain information regarding the San Antonio
Portfolio Properties:



--------------------------------------------------------------------------------
                           PORTFOLIO PROPERTIES
                           --------------------

                                                     YEAR BUILT/    SQUARE
              PROPERTY                 LOCATION       RENOVATED      FEET

 1310 SW Military Drive ........  San Antonio, TX      1983        13,732
 Bulverde Market Center ........    Bulverde, TX       1997        11,400
 Countryside Plaza .............  San Antonio, TX    1981/1991     88,169
 Ingram Place ..................  San Antonio, TX      1978        55,773
 Sonterra Place ................  San Antonio, TX      2004        12,000
 SW Junction I & II ............  San Antonio, TX    1984/2001    163,908
 Village at Ingram Park ........  San Antonio, TX    1975/2001     58,979
 West Plaza ....................  San Antonio, TX      1984        10,964
 Windcrest Shopping Center .....  San Antonio, TX      1971        42,869
 Bulverde Mini-Storage .........    Bulverde, TX       1997        41,125
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ........                                  498,919
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                   % OF TOTAL                                               APPRAISED
              PROPERTY               UNITS       OCCUPANCY        PRIMARY TENANT             VALUE

 1310 SW Military Drive ........      2.8%        100.0%     Diversions Game Room, Inc.    $ 1,600,000
 Bulverde Market Center ........      2.3%         89.5%            Dr. Sykes DDS          $ 1,110,000
 Countryside Plaza .............     17.7%         96.4%            Office Depot           $12,100,000
 Ingram Place ..................     11.2%         79.6%      US Army, Navy, Air Force     $ 5,500,000
 Sonterra Place ................      2.4%        100.0%             Buffet King           $ 3,850,000
 SW Junction I & II ............     32.9%         99.2%               Academy             $13,800,000
 Village at Ingram Park ........     11.8%         95.4%             Schoolocker           $ 7,200,000
 West Plaza ....................      2.2%         89.5%       Bridgeway Bible Church      $ 1,100,000
 Windcrest Shopping Center .....      8.6%         95.3%            China Harbor           $ 3,900,000
 Bulverde Mini-Storage .........      8.2%         83.1%                                   $ 1,750,000
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ........    100.0%         94.0%                                   $51,910,000
------------------------------------------------------------------------------------------------------


The following table presents certain information relating to the major tenants at the San Antonio Portfolio Properties:



---------------------------------------------------------------------------------------------------------------------------------
                                                            TENANT(1)
                                                            ---------

                                                              CREDIT RATINGS    SQUARE      % OF        BASE RENT        LEASE
                TENANT NAME                 PARENT COMPANY   (FITCH/MOODY'S)     FEET       GLA     PER SQUARE FOOT   EXPIRATION

 Academy .............................                            NR/NR        59,418      13.0%        $ 5.00         8/31/2017
 Office Depot of Texas, L.P. .........  Office Depot, Inc.       NR/Baa3       27,910       6.1%        $ 7.62         3/31/2009
 Fallas Paredes.. ....................                            NR/NR        22,500       4.9%        $ 5.00         5/31/2008
---------------------------------------------------------------------------------------------------------------------------------


---------------------
(1)   Information obtained from the San Antonio Portfolio Borrowers' rent roll except credit ratings.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       66

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the San Antonio Portfolio Properties:



--------------------------------------------------------------------------------
                      LEASE ROLLOVER SCHEDULE(1),(2)
                      ------------------------------

                           NUMBER     SQUARE       % OF
                         OF LEASES     FEET        GLA      BASE RENT
            YEAR          EXPIRING   EXPIRING   EXPIRING    EXPIRING

 Vacant ...............       NAP     22,994     5.0%             NAP
 Month-to-Month .......         8     16,638     3.6%      $  120,202
 2005 .................         5     18,742     4.1%      $  189,324
 2006 .................        18     32,081     7.0%      $  478,975
 2007 .................        28     52,071    11.4%      $  714,333
 2008 .................        37     89,986    19.7%      $  953,895
 2009 .................        12     49,757    10.9%      $  455,957
 2010 .................         8     21,859     4.8%      $  251,589
 2011 .................         1       5000     1.1%      $  118,750
 2012 .................         5     24,022     5.2%      $  378,224
 2013 .................         2     15,244     3.3%      $  200,573
 2014 .................         1      1,845     0.4%      $    9,299
 2015 .................         1     14,000     3.1%      $  100,800
 Thereafter ...........         6     93,555    20.4%      $  901,989
--------------------------------------------------------------------------------
 TOTAL ................       132    457,794   100.0%      $4,873,909
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                          % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                            RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR          EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ...............        NAP        22,994        5.0%          NAP                NAP
 Month-to-Month .......       2.5%        39,632        8.7%      $  120,202             2.5%
 2005 .................       3.9%        58,374       12.8%      $  309,526             6.4%
 2006 .................       9.8%        90,455       19.8%      $  788,501            16.2%
 2007 .................      14.7%       142,526       31.1%      $1,502,835            30.8%
 2008 .................      19.6%       232,512       50.8%      $2,456,729            50.4%
 2009 .................       9.4%       282,269       61.7%      $2,912,686            59.8%
 2010 .................       5.2%       304,128       66.4%      $3,164,275            64.9%
 2011 .................       2.4%       309,128       67.5%      $3,283,025            67.4%
 2012 .................       7.8%       333,150       72.8%      $3,661,248            75.1%
 2013 .................       4.1%       348,394       76.1%      $3,861,821            79.2%
 2014 .................       0.2%       350,239       76.5%      $3,871,120            79.4%
 2015 .................       2.1%       364,239       79.6%      $3,971,920            81.5%
 Thereafter ...........      18.5%       457,794      100.0%      $4,873,909           100.0%
------------------------------------------------------------------------------------------------
 TOTAL ................     100.0%       457,794      100.0%      $4,873,909           100.0%
------------------------------------------------------------------------------------------------


THE MARKET.(3) The San Antonio Portfolio Properties are located in and around
San Antonio, Texas. The San Antonio metropolitan statistical area (MSA) consists of Bexar, Comal, Guadalupe, and Wilson Counties, which cover more than 3,338 square miles in South Central Texas. The city of San Antonio, which is located in Bexar County, is the dominant regional influence (the County seat is in the city and it contains most of the MSA's residents). The estimated population of the city of San Antonio grew from 941,700 in 1990 to 1,720,900 in November 2004.

ESCROWS. The following escrow/reserve accounts have been established with respect to the San Antonio Portfolio Loan:

     ----------------------------------------------------------------
                                ESCROWS / RESERVES
                                ------------------

      TYPE:                                   INITIAL      MONTHLY
      Taxes .............................    $428,835      $71,473
      Insurance .........................    $ 48,048      $13,155
      Engineering .......................    $ 30,860      $     0
      Capital Expenditures ..............    $      0      $ 6,236
      Rollover Reserve ..................    $      0      $12,500
      Tenant Estoppel Reserve ...........    $ 25,000      $     0
     ----------------------------------------------------------------

Monthly Rollover Reserve. The monthly deposits will be suspended once the account balance reaches $150,000.00.

PARTIAL DEFEASANCE. The San Antonio Portfolio Borrowers may elect to defease the San Antonio Portfolio Loan in whole or in part provided that the conditions set forth in the loan documents are satisfied, including no defeasance will be permitted until after the second anniversary of the creation of the securitization trust or if any event of default under the mortgage loan documents has occurred and is continuing.

ADDITIONAL DEBT: The San Antonio Portfolio Loan permits future mezzanine debt up to $3,000,000 to be secured by partnership interests in the San Antonio
Portfolio Borrowers. This subordinate debt will be subject to a maximum loan-to-value of 85% and a debt service coverage ratio of no less than 1.20x.

PROPERTY MANAGEMENT. The properties will be managed by Dominion Advisory Group,
Inc., an affiliate of the San Antonio Portfolio Borrowers. Mr. Larry
Baumgardner is the principal of Dominion Advisory Group a diversified, full service, corporate real estate services firm based in San Antonio, Texas formed in 1993, as well as an integrated group of related companies. Dominion Advisory
Group, Inc. has represented clients including Office Depot, Bank of America,
Dollar General, Home Depot, Petco, Clear Channel Communication, Wells Fargo
Bank, Target Stores, as well as many others. The firm's inventory is generally in excess of one million square feet of space.

---------------------
(1) Information obtained from the San Antonio Portfolio Borrowers' rent roll.
(2) The Lease Rollover Schedule for San Antonio Portfolio Loan does not include
    Bulverde Mini-Storage square footage.
(3) Certain information obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       67